File No. 333-277203

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 14	[X]

American General Life Insurance Company
(Name of Insurance Company)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Insurance Company’s Principal Offices) (Zip Code)
(800) 871-2000
(Insurance Company’s Telephone Number, including Area Code)

Trina Sandoval, Esq.
American General Life Insurance Company
21650 Oxnard Street, Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b)
☒  on May 1, 2026 pursuant to paragraph (b)
☐  60 days after filing pursuant to paragraph (a)(1)
☐  on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐  New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐  Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐  If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Acton (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
☒  Insurance Company relying on Rule 12h-7 under the Exchange Act
☐  Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Corebridge MarketLock® Annuity
Single Purchase Payment Deferred Registered Index-Linked Annuity
issued by
American General Life Insurance Company
Prospectus Dated: May 1, 2026

This prospectus describes the Corebridge MarketLock® Annuity Contract and contains important information, including a description of all material features of the Contract. Please read this prospectus carefully before investing and keep it for future reference.
The Contract is a single Purchase Payment deferred registered index-linked annuity contract issued by American General Life Insurance Company (“AGL”). The Contract is designed to help you accumulate funds for retirement or other long-term financial planning purposes on a tax-deferred basis.
AGL does not allow additional Purchase Payments. The Contract is not a short-term investment and is not appropriate for investors who plan or need to take Withdrawals or Surrender the Contract during the first six Contract Years due to the application of Withdrawal Charges, or prior to the end of a Strategy Account Option Term because of the use of Interim Value to calculate the amount available for Withdrawal. These adjustments could significantly reduce the value of the Contract to less than the protection levels provided by the Strategy Account Options and could result in a loss of up to 100% of your investment under extreme circumstances. The Contract is an insurance contract and is not an index fund. The Contract is a complex investment and involves risks, including potentially significant loss of principal. You should speak with your financial representative about the Contract’s features, benefits, risks, and fees.
Under the Contract, you may allocate your Purchase Payment to one or more of the “Strategy Account Option(s)” that credit returns based on the performance of a specific Index or Indices during a defined period of time (a “Term”) and/or the “Fixed Account Option,” a fixed interest investment option. See “Appendix A: Investment Options Available Under the Contract” for additional information about each Strategy Account Option and the Fixed Account Option. The Term for a Strategy Account Option may be one, three, or six years. Positive Index returns may be limited based on the applicable interest crediting method (the “Upside Parameter”), and your investment is subject to a downside parameter that provides limited downside protection from negative Index returns (the “Buffer”). The Indices are price return indices and therefore do not reflect dividends paid on the securities comprising the Index.
The Upside Parameter limits the amount you can earn on a Strategy Account Option. Upside Parameters, except Lock Upside Parameters, including applicable rates, can change from one Term to the next subject to minimum guaranteed rates. The minimum guaranteed rates that may be established under the Contract for each type of limit on Index gains (other than Lock Upside Parameters) are: Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation Rate (no lower than 100%), and Trigger Rate (no lower than 2%). The Lock Thresholds for Strategy Account Options with Lock Upside Parameters are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100. The lowest limits for a particular Strategy Account Option are disclosed in the “Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)” column in Appendix A: Investment Options Available Under the Contract, and these minimum guaranteed rates will not change from one Term to the next.
The Buffer provides limited protection from negative Index performance. You will incur a loss if negative Index performance exceeds the Buffer Rate on the Term End Date (and on each Contract Anniversary for a Strategy Account Option with Cap Secure). In extreme circumstances, you could lose 90% of your investment in a Strategy Account Option with a Buffer Rate of 10% and 80% of your investment in a Strategy Account Option with a Buffer Rate of 20% if negative Index performance on the Term End Date is 100%. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change from one Term to the next. The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer Rate of 1%. With a minimum guaranteed Lock Buffer Rate of 1%, in extreme circumstances, you could lose 99% of your investment in a Strategy Account Option with Lock Upside Parameter.
There is no guarantee that Strategy Account Options that limit Index losses will always be offered. We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested. We may change the Strategy Account Options, the Upside Parameters rates, Lock Buffer Rates, and Buffer Rates subject to the stated guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract. If you choose to Surrender the Contract, you may be subject to Interim Values, Withdrawal Charges, taxes, and tax penalties. Similarly, if you replace the Contract with another retirement vehicle, it may have different features, fees, and risks than the Contract.
For an additional fee, the Contract includes an optional Return of Purchase Payment Death Benefit that, if elected, such fee will be deducted proportionally from the Allocation Account(s) on each Contract Anniversary. Such ongoing deductions may have an adverse effect on Contract Value. If you intend to elect such ongoing deductions, you should consult with your financial representative about whether this Contract is appropriate for you.
The availability of Allocation Accounts, Contract benefits, or other Contract features may vary depending on the broker-dealer firm through which the Contract is sold. See “Appendix H: Broker-Dealer Variations” for additional information.
The Contract is available for use in connection with qualified and non-qualified annuities, including individual retirement accounts (“IRAs”), Roth IRAs and SEP IRAs. If you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself. You should fully discuss this decision with your financial representative.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will generally receive a full refund of the amount you paid with your application minus any Withdrawals made. The amount of the refund may vary according to state law. Interim Value will not apply when calculating your refund of the Purchase Payment. In states where a refund of Contract Value is required, Interim Value will apply which may lower the amount of your refund. See “Appendix E: State Variations.” You should review this prospectus and consult with your financial representative for additional information about the specific cancellation terms that apply.
The Company offers several different annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs, and investment options offered at different fees and expenses. You should carefully consider, among other things, whether the features of the Contract and the related fees provide the most appropriate solution to help you meet your retirement savings goals. The Company’s obligations under the Contract are subject to its financial strength and claims paying ability.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. All obligations and guarantees under the Contract are subject to the creditworthiness and claims-paying ability of the Company. An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Inquiries: If you have questions about your Contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website www.corebridgefinancial.com/annuities.
Purchase Payments must be sent to a separate address than that listed above. Please see “Purchasing a Corebridge MarketLock® Annuity” in this prospectus for the address to which you must send your Purchase Payment.

Special Terms

Accumulation Phase - The period during which you invest money in your Contract, from the Contract Issue Date until the Income Phase begins.
Allocation Account - A Strategy Account Option or the Fixed Account Option.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date selected by you on which annuity income payments begin.
Beneficiary - The person(s) or non-natural entity(ies) you designate to receive any benefits under the Contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your Contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Buffer - The downside parameter that provides limited protection from negative Index performance. If negative Index performance exceeds the Buffer Rate, your Index Credit Rate will equal the negative Index performance in excess of the Buffer Rate. If negative Index performance does not exceed the Buffer Rate, you will not incur a loss.
Buffer Rate - A percentage used to calculate the Index Credit Rate for a Strategy Account Option when the Index Change is negative. For the purposes of this definition, “Buffer Rate” includes the “Lock Buffer Rate.”
Business Day - Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Time. If any transaction or event under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be processed using the applicable Index Value and will be deemed to occur on the next following Business Day unless otherwise specified.
Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate. If you select a Strategy Account Option with a Cap, and the positive Index performance meets or exceeds the Cap Rate, you will receive an Index Credit Rate equal to the Cap Rate.
Cap Rate - A percentage used to calculate the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with a Cap.
Cap Secure - An Upside Parameter designed to limit your participation in positive Index performance up to and including the Cap Secure Rate measured each Contract Anniversary over a multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance on a Contract Anniversary meets or exceeds the Cap Secure Rate, the performance for the Strategy Account Option for that year will be limited to the Cap Secure Rate. While the performance for the Strategy Account Option based on the Cap Secure Rate will be calculated each Contract Anniversary, the Index Credit Rate is not applied until the Term End Date.
Cap Secure Rate - A percentage used to calculate the upside participation if the Index Change is positive measured at each Contract Anniversary over a multi-year Term for a Strategy Account Option with Cap Secure. A Cap Secure Rate is set for the entire multi-year Term and will not change throughout the Term or on any Contract Anniversary.
Cash Value - The total amount that is available for Withdrawal or Surrender. Your Cash Value is equal to the Contract Value after adjustment for any applicable fees and Withdrawal Charges. The Cash Value will never be less than the minimum required by law.
Company - American General Life Insurance Company (“AGL”), the insurer that issues the Contract. The terms “we,” “us” and “our” are also used to identify the Company.
Continuation Contribution - If the optional Return of Purchase Payment Death Benefit has been elected, an amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the Contract Value as of the Good Order date. We will contribute this amount, if any, to the Contract Value upon spousal continuation.
Contract - The Corebridge MarketLock® Annuity.
Contract Anniversary - The same date, each subsequent year, as your Contract Issue Date.
Contract Issue Date - The Business Day we issue your Contract. The Contract Issue Date will generally be no later than two (2) Business Days after we receive your Purchase Payment and Contract application in Good Order. Contract Years and Contract Anniversaries are measured from this date.
Contract Value - The total amount attributable to your Contract. The Contract Value is the sum of all amounts invested in the Strategy Account Option(s) as well as the Fixed Account Option. If you invest in the Strategy Account Options, the Interim Value of those accounts will be used when determining your Contract Value on any day that is not a Term Start Date or Term End Date.

Contract Year - The 12-month period beginning on the Contract Issue Date and ending on the day prior to each Contract Anniversary thereafter.
Dual Direction with Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate, or the absolute value of any negative Index performance up to and including the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the Index performance on the Term End Date is positive and less than or equal to the Cap Rate, you will receive a positive Index Credit Rate equal to the positive Index performance. If the Index performance on the Term End Date is positive and exceeds the Cap Rate, you will receive a positive Index Credit Rate equal to the Cap Rate. If the Index performance on the Term End Date is negative and does not exceed the Buffer Rate, you will receive a positive Index Credit Rate equal to the absolute value of the negative Index performance. If the Index performance is negative and exceeds the Buffer Rate, you will receive a negative Index Credit Rate equal to the Index performance in excess of the Buffer Rate.
Dual Direction Trigger with Cap – An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date subject to a Cap Rate, a Trigger Rate, and the absolute value of the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the Index performance on the Term End Date is positive and less than or equal to the absolute value of the Buffer Rate on the Term End Date, you will receive an Index Credit Rate equal to the Trigger Rate. If the Index performance on the Term End Date is positive and exceeds the absolute value of the Buffer Rate, you will receive a positive Index Credit Rate equal to the positive Index performance up to the Cap Rate. If the Index performance is negative and does not exceed the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is negative and exceeds the Buffer Rate on the Term End Date, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.
Enhanced Participation and Cap – An Upside Parameter that operates identically to the Participation and Cap Upside Parameter but offers a higher (i.e., “enhanced”) minimum guaranteed Participation Rate. All descriptions, risks, and examples in this prospectus that refer to a Strategy Account Option with Participation and Cap also apply to a Strategy Account Option with Enhanced Participation and Cap.
Final Index Value - The Index Value on the Term End Date.
Fixed Account Option Minimum Withdrawal Value - The portion of the Minimum Withdrawal Value attributable to the Fixed Account Option. The Fixed Account Option Minimum Withdrawal Value is equal to the value of the Purchase Payment allocated to the Fixed Account Option multiplied by a percentage based on applicable state law increased proportionally for transfers into the Fixed Account Option and reduced proportionally for any Net Withdrawals or transfers from the Fixed Account Option; accumulated at the minimum non-forfeiture interest rate, which generally ranges from 0.15% to 3.00% depending on applicable state law.
Fixed Account Option - An investment option under the Contract in which you may invest money and earn a fixed rate of return.
Good Order - Fully and accurately completed form(s) and/or instructions as determined by us, including any necessary documentation, applicable to any transaction or request received by us.
Income Phase - The period starting upon annuitization during which we make annuity income payments to you.
Index - The reference index to which a Strategy Account Option is linked. Each Index is a price return index, and its performance does not reflect any dividends or distributions paid on the securities comprising the Index.
Index Change - For all Strategy Account Options other than those with the Cap Secure Upside Parameter and Lock Upside Parameter, the percentage change in the Index Value between the Term Start Date and the Term End Date, which is determined by comparing the Index Value on the Term Start Date to the Index Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, the percentage change in the Index Value, which is measured by calculating the annual compounded percentage change in Index Value, including Contract Anniversaries during the Term.
For Strategy Account Options with Lock Upside Parameter, the percentage change in the Index Value, which is determined by comparing the Index Value on the Term Start Date and any day during the Term.
Index Credit - For all Strategy Account Options other than those with the Lock Upside Parameter, the dollar amount of gain or loss reflected in your Strategy Account Option Value on the Term End Date.
For Strategy Account Options with Lock Upside Parameter, (i) the dollar amount of gain reflected in your Strategy Account Option Value on the first day during the Term where the Index Change meets or exceeds the Lock Threshold at Market Close, or (ii) if the Index Change does not meet or exceed the Lock Threshold on any day at Market Close on or before the Term End Date, then the dollar amount of gain or loss reflected in your Strategy Account Option Value on the Term End Date.
Index Credit may be positive, negative, or zero.
Index Credit Rate - For all Strategy Account Options other than those with Cap Secure Upside Parameter and Lock Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date based on the Index Change on each Contact Anniversary during the Term.
For Strategy Account Options with Lock Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on any day during the Term.
The Index Credit Rate may be positive, negative, or zero.
Index Value - An Index’s closing market price at the end of the Business Day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the previous Business Day. The Company relies on the Index Values reported by a third-party.
Initial Index Value - The Index Value on the Term Start Date.
Interim Value - The value of a Strategy Account Option on any day during the Term other than the Term Start Date or Term End Date. This value is used to determine the amount available in the Strategy Account Option for Withdrawals, Surrenders, annuitization, death benefits and to pay fees and charges during the Term. If you exercise a Performance Capture, the “captured” gain or loss will be based on an Interim Value. The Interim Value is calculated at the end of the Business Day. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss.
Lock - An Upside Parameter designed to limit your participation in positive Index performance if the Lock Threshold is met at Market Close on any day during the Term. If you select a Strategy Account Option with Lock Upside Parameter and the positive Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. When that occurs, you will no longer participate in the Index performance, and you will not receive an additional Index Credit Rate on the Term End Date for that Strategy Account Option. After we apply the Index Credit Rate as of the date the Lock Threshold is met, you will be credited with the Lock Fixed Rate until the next Contract Anniversary. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer.
Lock Buffer Rate - The Buffer Rate associated with a Strategy Account Option with Lock Upside Parameter.
Lock Fixed Rate - For only a Strategy Account Option with Lock Upside Parameter, the Lock Fixed Rate is a short-term fixed rate that is applied to the Strategy Account Option Value from the date the Lock Threshold is met to the next Contract Anniversary.
We may change the Lock Fixed Rate at any time at our discretion, subject to an annual guaranteed minimum interest rate of 0.25%.
Lock Threshold - A percentage used as a threshold, and to calculate, the Index Credit Rate if the Index Change meets or exceeds this percentage at Market Close on any day during the Term for a Strategy Account Option with Lock Upside Parameter. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer.
Latest Annuity Date - The Contract Anniversary following your 95th birthday. The initial annuity income payment will be paid on the first Business Day of the month following the Latest Annuity Date.
Minimum Withdrawal Value - The minimum amount required to be paid to you on Surrender, payment of a death benefit or upon annuitization under the Contract required by applicable state law. The Minimum Withdrawal Value is equal to the Fixed Account Option Minimum Withdrawal Value.
Negative Adjustment - A proportional reduction in your Strategy Base if (i) a fee or charge is deducted from a Strategy Account Option on or before the Term End Date; or (ii) you take a Withdrawal (including, but not limited to, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy the required minimum distributions under the Internal Revenue Code, or free Withdrawal amounts) from a Strategy Account Option on or before the Term End Date. A Negative Adjustment could be greater than or less than the amount withdrawn and could significantly reduce your gains (if any) on the Term End Date (because the Index Credit Rate will be applied to a smaller Strategy Base).

Net Purchase Payment - A Purchase Payment that is reduced in the same proportion as the Contract Value is reduced by a Withdrawal on the date of such Withdrawal. Note that this proportional reduction may result in the Net Purchase Payment being reduced by more than the amount withdrawn when the Contract Value is less than the Net Purchase Payment remaining. For example, assume the Contract Value is $15,000, the Net Purchase Payment is $20,000 and a Withdrawal of $6,000 is taken. The Contract Value is reduced by $6,000 which is a 40% reduction. The corresponding deduction to the Net Purchase Payment would be $8,000 (40% x $20,000). A Net Purchase Payment is an on-going calculation. It does not represent a Contract Value.
Net Withdrawals - Withdrawals after adjustment for applicable Withdrawal Charges.
Non-Qualified Contract - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
Owner - The person or entity (if a non-natural Owner) with an interest or title to this Contract. The terms “you” or “your” are also used to identify the Owner.
Participation and Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate and up to and including the Cap Rate.
Participation Rate - A percentage used as part of the calculation of the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with Participation and Cap. The Participation Rate is multiplied by the positive Index performance as part of the calculation of the Index Credit Rate if the Index Change is positive.
Performance Capture - Performance Capture is a feature offered for Strategy Account Options other than those with a Lock Upside Parameter that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.” You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant. You should speak with your financial representative before exercising Performance Capture.
The Performance Capture feature is different from the Lock Upside Parameter. Also, the Strategy Account Options for which the Performance Capture feature is available are different from the Strategy Account Options that use Lock as an Upside Parameter.
The table in "Appendix A: Investment Options Available Under the Contract" shows the Strategy Account Options that include Performance Capture as a feature versus the Strategy Account Options that include Lock as an Upside Parameter.
Once Performance Capture occurs, you will no longer participate in Index performance for the remainder of the Term, and you will not receive an Index Credit on the Term End Date for that Strategy Account Option. The “captured” value will then be credited with the Performance Capture Fixed Rate from the Performance Capture Date until the next Contract Anniversary.
You may exercise Performance Capture for one, some, or all of your applicable Strategy Account Options other than a Strategy Account Option with Lock Upside Parameter. You may decide not to exercise a Performance Capture. Performance Capture is not available for a Strategy Account Option with Lock Upside Parameter.
Performance Capture Date - If you exercise the Performance Capture for a Strategy Account Option, the date your Interim Value for that Strategy Account Option is captured.
Performance Capture Fixed Rate - For all Strategy Account Options other than those with Lock Upside Parameter, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Performance Capture Fixed Rate at any time at our discretion, subject to an annual guaranteed minimum interest rate of 0.25%.
Purchase Payment - The money you give us to buy and invest in the Contract.
Qualified Contract - A contract purchased with pretax dollars. These contracts are generally purchased under an IRA.
Renewal Notice - The notification we send to Owners at least 10 days before the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met). Among other information, your Renewal Notice will, as applicable, provide you with instructions to obtain (i) the Allocation Accounts that will be available for investment and (ii) the rates applicable to each Allocation Account that will be available for investment. The notification will remind you to submit instructions to us before Market Close on the Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met). If The Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date (or the next Contract Anniversary after a Performance Capture or a Lock Threshold is met). “Market Close” is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m. Eastern Time.

Return of Purchase Payment Death Benefit - The minimum death benefit provided by the optional Return of Purchase Payment Death Benefit, which may be elected, for a fee, at the time you purchase the Contract. The Return of Purchase Payment Death Benefit will equal 100% of the Purchase Payment on the Contract Issue Date. The Return of Purchase Payment Death Benefit will be proportionately reduced by Withdrawals. If the Return of Purchase Payment Death Benefit has been elected, the Return of Purchase Payment Death Benefit is only payable upon the death of the Owner during the Accumulation Phase.
Strategy Account Option - An index-linked investment option under the Contract.
Strategy Account Option Value - The value of your investment in a Strategy Account Option on any day during the Term.
Strategy Base - A value used to calculate Interim Value and Index Credits. The Strategy Base is equal to the Contract Value allocated to a Strategy Account Option on the Term Start Date and (i) reduced proportionally for Withdrawals, fees and charges, if any, deducted from the Strategy Account Option since the Term Start Date; and (ii) increased proportionally to any applicable Interim Value increase at the time of a Continuation Contribution when there is a spousal continuation upon death of Owner.
Surrender - A full Withdrawal of Cash Value and termination of the Contract.
Systematic Withdrawal Program - A program, for no additional charge, available during the Accumulation Phase where you may elect to receive periodic Withdrawals. Under the program, Withdrawals are taken proportionally from your Allocation Accounts and you may choose to take monthly, quarterly, semi-annual or annual Withdrawals from your Contract. Under this program, if a Withdrawal is scheduled for a day that does not exist in a given calendar month, it will occur on the last day of such month.
Term - The duration of an Allocation Account’s investment term, expressed in years. The Term is also the period during which the performance of a Strategy Account Option is linked to the performance of an Index. The Term begins on the Term Start Date and ends on the Term End Date. The Term for a Strategy Account Option may be one, three, or six years.
Term End Date - The Contract Anniversary on the last day of the Term.
Term Start Date - The date the Purchase Payment or Contract Value is allocated to a new Term. The Term Start Date is generally the Contract Issue Date for the initial Term, and a Contract Anniversary for each subsequent Term.
Trigger - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date equal to the Trigger Rate. If you select a Strategy Account Option with a Trigger, and the Index performance on the Term End Date is greater than or equal to zero, you will receive an Index Credit Rate equal to the Trigger Rate. If Index performance exceeds the Trigger Rate, you will receive an Index Credit Rate equal to the Trigger Rate.
Trigger Rate - A percentage used to calculate the Index Credit Rate if the Index Change is greater than or equal to zero on the Term End Date for a Strategy Account Option with Trigger.
Upside Parameter - A feature of a Strategy Account Option that represents the Index crediting methodology available under the Contract. Upside Parameters determine how Index performance is measured and applied in calculating the Index Credit Rate. The Upside Parameters are Cap, Cap Secure, Participation and Cap, Enhanced Participation and Cap, Dual Direction with Cap, Dual Direction Trigger with Cap, Trigger and Lock. Certain Upside Parameters contain limits on participation in positive Index performance. These include Cap, Cap Secure, Participation, Trigger and Lock.
Withdrawal - The amount of Contract Value you withdraw from the Contract before adjustment for applicable Withdrawal Charges. A Withdrawal includes, but is not limited to, one-time Withdrawals, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy required minimum distributions under the Internal Revenue Code, free withdrawal amounts, and Withdrawals under the Extended Care Waiver or the Terminal Illness Waiver.
Withdrawal Charge Period - The period during which we may apply a Withdrawal Charge to Withdrawals and Surrenders. The Withdrawal Charge Period begins on the Contract Issue Date and ends the day after the last day of the sixth Contract Year.

Overview of the Contract

PURPOSE OF THE CONTRACT
The Corebridge MarketLock® Annuity is a single purchase payment deferred registered index-linked annuity contract that is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. An annuity is a contract between you (the Owner) and an insurance company (in this case, us). This Contract may be appropriate for you if you have a long investment time horizon, and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals. There could be significant loss of your principal investment under a Contract. You should discuss with your financial representative whether an index-linked annuity contract is appropriate for you.
The Contract is a “single purchase payment” annuity because only one Purchase Payment is allowed under the Contract. We may agree to accept multiple payments as part of a single Purchase Payment subject to certain limitations outlined in this prospectus. After the Contract is issued, additional Purchase Payments are not allowed.
PHASES OF THE CONTRACT
The Contract has two phases: (1) the Accumulation Phase (savings) and (2) the Income Phase (income). Prior to annuitizing, your Contract is in the Accumulation Phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Contract is annuitized, your annuity switches to the Income Phase, and we promise to pay you an income in the form of annuity income payments. Commencement of these payments is referred to as “annuitizing” your Contract.
Accumulation Phase
During the Accumulation Phase, you may allocate your Purchase Payment to one or more Allocation Accounts. The available Allocations Accounts are (i) Strategy Account Options that credit returns based on the performance of a specific Index or Indices during a Term and (ii) the Fixed Account Option. Additional information about each Strategy Account Option and the Fixed Account Option is provided in an appendix to this prospectus. See “Appendix A: Investment Options Available Under the Contract.” For all Strategy Account Options other than those with the Lock Upside Parameter, we credit positive or negative Index Credit to amounts allocated to a Strategy Account Option on the Term End Date (or, in the case of a Strategy Account Option with the Lock Upside Parameter, when the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term) based, in part, on the performance of the applicable Index. You could lose a significant amount of money in a Strategy Account Option if the Index declines in value.
We limit the negative Index Change used in calculating the Index Credit on the Term End Date (or the annual performance on each Contract Anniversary for Strategy Account Options with Cap Secure) by applying the Buffer, which provides a limited level of protection from loss. You will incur a loss if negative Index performance is greater than the Buffer Rate on the Term End Date (and on each Contract Anniversary for Strategy Account Options with Cap Secure). For example, if the Index Change is -15% and your Buffer Rate is 10%, your Index Credit Rate would be -5% (for Strategy Account Options with Cap Secure, the annual measured performance on that Contract Anniversary would be -5% and for Strategy Account Options with Dual Direction with Cap, if the negative Index performance was within or equal to the Buffer Rate, you gain the absolute value of the negative Index performance). There is no guarantee that an Allocation Account you select for investment will always be available in the future or available with the same rates. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Option other than those with Lock Upside Parameters is 10%. The minimum guaranteed Lock Buffer Rate that we offer under Strategy Account Options with Lock Upside Parameters is 1%.
Current Lock Buffer Rates are provided in the Rate Sheet Supplement that must accompany this prospectus. Current Lock Buffer Rates are available from your financial representative and are always available online at www.corebridgefinancial.com/rila-renewals-and-rates. The rates applicable to your Purchase Payment will be stated in your Contract.
There is no guarantee that Strategy Account Options that limit Index losses will always be offered. We reserve the right to add, replace or remove Strategy Account Options offered and limit the number of Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.

We limit the positive Index Change (or Index Change equal to or greater than zero in the case of the Trigger Upside Parameter) used in calculating the Index Credit on the Term End Date based on the Upside Parameters. The Upside Parameters include:
•
Cap: Cap limits your participation in positive Index performance on the Term End Date up to and including the Cap Rate. If you select a Strategy Account Option with a Cap, and Index performance exceeds the Cap Rate, you will receive the Cap Rate. For example, if the Index Change is 15% and your Cap Rate is 10%, you will receive an Index Credit Rate of 10% on the Term End Date. The Cap Rate can change from one Term to the next. We will not establish a Cap Rate below 2%.
•
Cap Secure: Cap Secure limits your participation in positive Index performance each Contract Anniversary of a multi-year Term Strategy Account Option up to and including the Cap Secure Rate. The Cap Secure Rate will remain the same for the entire multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance exceeds the Cap Secure Rate in any year, only the Cap Secure Rate will apply for that year. The Index Credit Rate is applied at the Term End Date based upon the values measured on each Contract Anniversary (including the Term End Date). For example, if the annual Index Change is 15% and your Cap Secure Rate is 8%, your adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract Anniversary within the multi-year Term would be compounded to establish the Index Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a six-year term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)^6}-1=34.01%). The Cap Secure Rate can change from one Term to the next. We will not establish a Cap Secure Rate below 2%.
•
Participation and Cap/Enhanced Participation and Cap: Participation and Cap/Enhanced Participation and Cap limits your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate, up to a maximum of the Cap Rate. If Index performance is positive on the Term End Date, the Participation Rate is multiplied by Index Change and then the Index Credit Rate is the lesser of that number or the Cap Rate. For example, with a 100% Participation Rate and a 20% Cap Rate, if the Index Change is 10% on the Term End Date, we first multiply the Participation Rate of 100% by the Index Change of 10%, which equals 10%. Since 10% is less than the 20% Cap Rate, the Index Credit Rate is 10%. Therefore, you will receive an Index Credit Rate of 10%. Alternatively, with a 150% Participation Rate and 10% Cap Rate, if the Index Change is 10% on the Term End Date, we first multiply the Participation Rate of 150% by the Index Change of 10%, which equals 15%. Since 15% exceeds the 10% Cap Rate, the Index Credit Rate is capped at 10%. Therefore, you will receive an Index Credit Rate of 10%. While a Strategy Account Option with Enhanced Participation and Cap operates identically to a Strategy Account Option with Participation and Cap in terms of mechanics, a Strategy Account Option with Enhanced Participation and Cap provides a higher guaranteed minimum Participation Rate. Participation Rates and Cap Rates for a Strategy Account Option with Enhanced Participation and Cap and a Strategy Account Option with Participation and Cap may vary and are set independently. The Cap Rate for a Strategy Account Option with Enhanced Participation and Cap may be lower than the Cap Rate for a Strategy Account Option with Participation and Cap. In such cases, the maximum Index Credit Rate you can earn under a Strategy Account Option with Enhanced Participation and Cap may be limited, even if its Participation Rate is higher than a Strategy Account Option with Participation and Cap. Because the Cap Rate limits participation in positive Index performance, a higher Participation Rate may not result in a higher Index Credit Rate applied at the Term End Date. As a result, you may receive a lower Index Credit Rate on a Strategy Account Option with Enhanced Participation and Cap than you would on a Strategy Account Option with Participation and Cap. You should review the current rates for a Strategy Account Option with Enhanced Participation and Cap and a Strategy Account Option with Participation and Cap and consult with your financial representative to determine which best aligns with your individual investment objectives. For a Strategy Account Option with Participation and Cap, we will not establish a Participation Rate below 100%, or a Cap Rate below 5%. For a Strategy Account Option with Enhanced Participation and Cap, we will not establish a Participation Rate below 101%, or a cap Rate below 5%.
•
Dual Direction with Cap: Dual Direction with Cap allows you to participate in positive Index performance on the Term End Date up to the Cap Rate, or the absolute value of any negative Index performance up to and including the Buffer Rate. If the positive Index performance exceeds the Cap Rate, your positive Index performance will equal the Cap Rate. For example, if the Index Change is 11% and your Cap Rate is 8%, your Index Credit Rate would be 8%. Since the Index Change was positive, the Buffer would not come into play. If the negative Index performance was within or equal to the Buffer Rate, you gain the absolute value of the negative Index performance. For example, if the Index Change is –10% and your Buffer Rate is 10%, your Index Credit Rate would be 10%. Alternatively, if the Index Change is -13% and your Buffer Rate is 10%, your Index Credit Rate would be -3%. The Cap Rate can change from one Term to the next. We will not establish a Cap Rate below 2%.

•
Dual Direction Trigger with Cap: Dual Direction Trigger with Cap allows you to participate in positive Index performance on the Term End Date, subject to a Cap Rate, a Trigger Rate, and the absolute value of the Buffer Rate. If the Index performance is positive and less than or equal to the absolute value of the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is positive and exceeds the absolute value of the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the positive Index performance up to the Cap Rate. If the Index performance is negative and does not exceed the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is negative and exceeds the Buffer Rate on the Term End Date, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.

Example 1 – Positive Index Change is Less than or Equal to the Absolute Value of the Buffer Rate on the Term End Date. If the Index Change is +5%, your Buffer Rate is 10%, your Cap Rate is 15%, and your Trigger Rate is 3%, your Index Credit Rate would be 3%. The positive Index Change is within the absolute value of the Buffer Rate so the Trigger Rate applies. The Cap Rate does not apply because the positive Index Change did not exceed it.

Example 2 –Positive Index Change Exceeds the Cap Rate and the Absolute Value of the Buffer Rate on the Term End Date. If the Index Change is +22%, your Buffer Rate is 10%, your Cap Rate is 20% and your Trigger Rate is 3%, your Index Credit Rate would be 20%. Since the Index Change was positive and exceeded the absolute value of the Buffer Rate, the Trigger Rate does not apply. The Cap Rate applies, limiting your Index Credit Rate to 20%.

Example 3 – Negative Index Change Does Not Exceed the Buffer Rate on the Term End Date. If the Index Change is -6%, your Buffer Rate is 10%, your Cap Rate is 15%, and your Trigger Rate is 3%, your Index Credit Rate would be 3%. The negative Index Change did not exceed the Buffer Rate so the Trigger Rate applies. The Cap Rate does not apply because the Index Change was negative.

Example 4 – Negative Index Change Exceeds the Buffer Rate on the Term End Date. If the Index Change is -14%, your Buffer Rate is 10%, and the Trigger Rate is 3%, your Index Credit Rate would be -4% which reflects the portion of the negative Index performance beyond the Buffer Rate. The Trigger Rate does not apply because negative Index performance exceeds the Buffer Rate.
The Cap Rate and Trigger Rate can change from one Term to the next. For a Strategy Account Option with Dual Direction Trigger with Cap, we will not establish a Trigger Rate below 5% or a Cap Rate below 5%.
•
Trigger: Trigger allows you to receive an Index Credit Rate equal to the Trigger Rate if Index performance is greater than or equal to zero on the Term End Date. If you select a Strategy Account option with a Trigger, and Index performance exceeds the Trigger Rate, you will receive the Trigger Rate. For example, if the Index Change is 2% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than zero. However, if the Index Change is 12% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than the Trigger Rate. The Trigger Rate can change from one Term to the next. We will not establish a Trigger Rate below 2%.
•
Lock: Lock allows you to receive an Index Credit Rate equal to the Lock Threshold as of that date, if the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term. For example, if the Lock Threshold is 50% and the Index Change at Market Close on any day during the Term is 50% or greater, you will receive an Index Credit Rate equal to 50%. After we apply the Index Credit Rate, you will be credited with the Lock Fixed Rate until the next Contract Anniversary. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, but is positive on the Term End Date, you will receive an Index Credit Rate equal to the Index Change on the Term End Date. The Lock Threshold for a Strategy Account Option with a Lock Upside Parameter is a guaranteed minimum rate and will not change from one Term to the next. The available Lock Threshold percentages are: 30, 40, 50, 75, and 100.
The minimum guaranteed rates that may be established under the Contract for each type of limit on Index gains (other than Lock Upside Parameter) are: Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation Rate (no lower than 100%), and Trigger Rate (no lower than 2%). The Lock Thresholds for Strategy Account Options with Lock Upside Parameters are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.

Current Upside Parameter rates are provided in the Rate Sheet Supplement that must accompany this prospectus. Current Upside Parameter rates are available from your financial representative and are always available online at www.corebridgefinancial.com/rila-renewals-and-rates. The rates applicable to your Purchase Payment will be stated in your Contract.
For all Strategy Account Options other than those with a Lock Upside Parameter, you will receive an Index Credit Rate reflecting a percentage gain or loss on the Term End Date.
For Strategy Account Options with a Lock Upside Parameter, if the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date, and thereafter will be credited with the Lock Fixed Rate until the next Contract Anniversary. At that point, the value within the Strategy Account Option will no longer be tied to Index performance. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate reflecting the positive or negative Index performance on the Term End Date, subject to the Buffer.
Fixed Account Option. The Fixed Account Option credits a fixed rate of interest daily that compounds over one year to the annual interest rate we declared for that Term. The initial interest rate for a Purchase Payment allocated to the Fixed Account Option is set on the Contract Issue Date and is guaranteed for a 1-year Term. A new interest rate will be declared before the Term End Date and will be guaranteed for the new Term. We determine the annual interest rates for new Terms at our discretion, subject to a guaranteed minimum interest rate that will never be less than 0.25%.
Income Phase
When you are ready to receive guaranteed income under the Contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your Contract. You generally decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. If you do not annuitize or Surrender your Contract before the Latest Annuity Date, your Contract will be automatically annuitized. Once your Contract is annuitized, you will no longer be able to Surrender, take Withdrawals of Contract Value and all other features and benefits of your Contract, including the death benefit, will terminate. You can choose from the available annuity income options, which may provide income for life, for an available time period, or a combination of both. There is no death benefit during the Income Phase. Annuity income payments may be payable after death if you select a period certain annuity income option.
The Contract offers a standard death benefit as well as an optional death benefit available for an additional charge.
CONTRACT FEATURES
Access to your Money. You may Withdraw all or a portion of your Contract Value at any time before the Annuity Date. However, Withdrawals may be subject to Withdrawal Charges, Negative Adjustments to Interim Value and taxes and tax penalties. Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn. You should consult with your financial professional about the risks associated with Withdrawals s under the Contract.
Free Withdrawal Amount. There is a free Withdrawal amount under the Contract which allows you to Withdraw a portion of your Contract Value without being subject to a Withdrawal Charge. Each Contract Year, the free Withdrawal amount will be equal to 10% of the previous Contract Anniversary Contract Value (or if withdrawn in the first Contract Year, the Purchase Payment amount) or, if higher, the amount of your required minimum related to this Contract only. The free Withdrawal amount is still subject to Interim Values and a Negative Adjustment if a Withdrawal or other transaction occurs prior to the Term End Date, forfeiture of Index Credit Rates, proportionate reductions to the optional Return of Purchase Payment Death Benefit, taxes, and potential tax penalties.
Performance Capture Feature. The Contract includes a “Performance Capture” feature for certain Strategy Account Options. If available, Performance Capture allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. The Performance Capture feature may not be available on all Strategy Account Options including those with a Lock Upside Parameter. Once a Performance Capture occurs, the Strategy Account Option will earn an annual rate with daily credited interest at the Performance Capture Fixed Rate until the next Contract Anniversary. There are risks associated with the Performance Capture. Once a Performance Capture occurs, the Interim Value within the Strategy Account Option will no longer be tied to Index performance, and you will not receive an Index Credit Rate on the Term End Date. The captured Interim Value cannot be transferred to a new Allocation Account or a new Term in the same Strategy Account Option until the next Contract Anniversary. You may only exercise the Performance Capture once during a Term on the full amount allocated to an applicable Strategy Account Option, and the exercise is irrevocable. You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant and could be as high as 100%. You should speak with your financial representative before exercising Performance Capture.

Death Benefit. The Contract provides a Contract Value death benefit at no additional charge. The Contract Value death benefit is equal to the greater of the Contract Value or the Minimum Withdrawal Value on the Business Day we receive all required documentation in Good Order.
Optional Return of Purchase Payment Death Benefit. For an additional fee, you may elect the Return of Purchase Payment Death Benefit which can provide greater protection for your Beneficiaries. You may only elect the Return of Purchase Payment Death Benefit at the time you purchase your Contract, and you cannot change your election thereafter at any time. The fee for the Return of Purchase Payment Death Benefit is 0.20% (annually based on remaining Net Purchase Payments). The fee will be deducted proportionally from all Allocation Account Option(s) and charged on each Contract Anniversary. Such ongoing deductions may have an adverse effect on Contract Value. The fee is pro-rated upon death or Surrender. You may pay for the optional Return of Purchase Payment Death Benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Return of Purchase Payment Death Benefit can only be elected prior to your 76th birthday.
The Return of Purchase Payment Death Benefit is the greatest of:
1.
Contract Value less applicable fees associated with the Return of Purchase Payment Death Benefit;
2.
Minimum Withdrawal Value; or
3.
Net Purchase Payments.
Withdrawals will reduce Net Purchase Payments, and therefore the Return of Purchase Payment Death Benefit, on a proportionate basis, and this reduction could be more than the amount of the Withdrawal.
Extended Care Waiver. We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, beginning at least one year after the Contract Issue Date, you are receiving extended care in a Qualified Facility for 90 consecutive days or longer. The term “Qualified Facility” is defined in your Contract and means certain Assisted Living Facilities, Hospitals, or Nursing Facilities. This feature is included in the Contract for no additional charge. Withdrawals under this feature are not subject to Withdrawal Charges but may be subject to Negative Adjustments to Interim Value and taxes and tax penalties.
Terminal Illness Waiver. We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, at any time on and after the Contract Issue Date, you are initially diagnosed as having a Terminal Illness by a Qualified Physician. The term “Terminal Illness” is defined in your Contract and means any disease or medical condition which a Qualified Physician expects will result in death within one year from the date of certification. This feature is included in the Contract for no additional charge. Withdrawals under this feature are not subject to Withdrawal Charges, but may be subject to Negative Adjustments to Interim Value and taxes and tax penalties.
CONTRACT ADJUSTMENTS
If you make any Withdrawals (including required minimum distributions (“RMDs”), Surrenders (including “free look” withdrawals in states that require a refund of Contract Value rather than a refund of the Purchase Payment), and free Withdrawal amounts), exercise the Performance Capture feature, pay optional death benefit fees, annuitize your Contract or a death benefit is paid from a Strategy Account Option on any date prior to the Term End Date, your Contract Value in the Strategy Account Option will be its Interim Value. You could lose a significant amount of money due to the use of the Interim Value if amounts are removed from a Strategy Account Option prior to the Term End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Strategy Account Option until the Term End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value would be lower the earlier a Withdrawal or Surrender is made during a Term.

Important Information You Should Consider about the Contract

Fees, Expenses and Adjustments	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Withdrawal Charges. If you take a Withdrawal from your Contract within six (6) years following the Contract Issue Date, you may be assessed a Withdrawal Charge of up to 8%, as a percentage of the Contract Value withdrawn. For example, if you make a Withdrawal during the Withdrawal Charge Period, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a Negative Adjustment based on Interim Values of the Strategy Account Options, taxes or tax penalties.
Interim Value Adjustments. Your Contract Value in a Strategy Account Option will be adjusted to the Interim Value if all or a portion of Contract Value is removed from the
Strategy Account Option during the Term. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Under extreme conditions, you could lose up to 100% of your investment in a Strategy Account
Option due to Interim Value. For example, if you allocate $100,000 to a Strategy Account
Option with a 3-year Term and later withdraw the entire amount before the 3 years have elapsed, you could lose up to $100,000 of your investment. The following transactions are subject to the Interim Value of Strategy Account Option:
•A fee or charge is deducted from the Strategy Account Option
•An amount is deducted from the Strategy Account Option due to a Surrender or
Withdrawal (including a systematic Withdrawal, RMDs, free Withdrawal amounts or any other Withdrawal);
•The Contract is annuitized; or
•The death benefit is paid.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at
www.corebridgefinancial.com/annuities or by contacting your financial representative.
Fee Table Fees, Charges and Adjustments
Are There Transaction Charges?	No, other than Surrender Charges and Interim Value adjustments.	Not Applicable
Are There Ongoing Fees and Expenses?
Yes.
Under the Strategy Account Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of an Upside Parameter.
This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
This implicit ongoing fee is not reflected in the tables below.
The table below describes the fees and expenses that you may pay each year, depending on whether you choose the optional Return of Purchase Payment Death Benefit. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
Fee Table Fees, Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Optional Return of Purchase Payment Death Benefit available for an additional charge[1]	0.20%	0.20%
1 As a percentage of Net Purchase Payments on each Contract Anniversary.
Because your Contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract or make any other transactions, which could add Withdrawal Charges and Negative Adjustments for
Interim Value that substantially increase costs.

	Lowest Annual Cost: $0	Highest Annual Cost: $200
	Assumes: •Investment of $100,000 •5% annual appreciation •No Optional benefits •No sales charges •No transfers or withdrawal •No adjustment for Interim Values	Assumes: •Investment of $100,000 •5% annual appreciation •Optional Return of Purchase Payment Death Benefit •No sales charges •No transfers or withdrawals •No adjustment for Interim Values

	Risks	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?
Yes. You could lose money by investing in the Contract. If you invest in a Strategy
Account Option, under extreme circumstances, you could lose up to 90% of your investment in a Strategy Account Option with a Buffer Rate of 10% and 99% of your investment in a Strategy Account Option with a Lock Buffer Rate of 1% due to negative Index performance. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is
10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside
Parameter will not change from one Term to the next. The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer
Rate of 1%. There is no guarantee that Strategy Account Options that limit Index losses will always be offered. We reserve the right to add, replace or remove Strategy
Account Options offered and limit the number of Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.
Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the
Contract as a short-term investment or savings vehicle. A Withdrawal Charge may apply in certain circumstances and any Withdrawals may also be subject to federal and state income taxes and tax penalties. Withdrawals could result in significant reductions to your Contract
Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals from a Strategy Account Option prior to the Term End Date may result in an adjustment for
Interim Value. Your Strategy Account Option Value will be transferred on the Term End
Date according to your instructions. If we do not receive transfer instructions from you within the appropriate time frame, we will automatically transfer or renew, as applicable, your Strategy Account Option and/or Fixed Account Option Value as follows:
•Any Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates declared for that Term. If your Contract Value is invested in a Strategy Account Option with a 1-year Term that is no longer available for investment, the Contract Value in the expiring Strategy Account Option will automatically be transferred to the Fixed Account
Option, subject to the renewal interest rate, and will remain there until you provide transfer instructions. The Contract Value automatically transferred to the Fixed Account
Option in the absence of transfer instructions cannot be transferred to another available
Strategy Account Option until the next Contract Anniversary.
•Any Contract Value in an expiring Strategy Account Option with a multi-year Term or
Fixed Account Option will automatically be transferred or renewed to the Fixed Account
Option, subject to the applicable renewal interest rates and will remain there until you provide transfer instructions. The Contract Value automatically renewed or transferred to the Fixed Account Option in the absence of transfer instructions cannot be transferred to a Strategy Account Option until the next Contract Anniversary.
Principal Risks of Investing in the Contract

Risks	LOCATION IN PROSPECTUS
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indices for the Strategy Account Options under the Contract. Each Allocation Account will have its own unique risks. You should review the
Allocation Accounts before making an investment decision.
For investments in a Strategy Account Option, the Cap Rate, Dual Direction with Cap, Cap
Secure Rate, Participation and Cap Rates, Enhanced Participation and Cap Rates, Trigger
Rate, Dual Direction Trigger with Cap or Lock Threshold will limit positive Index performance (e.g., limited upside). For example:
•If the Strategy Account Option has a Cap Rate, and the Index Change is 15% and the
Cap Rate is 10%, the Index Credit Rate would be 10% on the Term End Date;
•If the Strategy Account Option has a Dual Direction with Cap, and the Index Change is
11% and the Cap Rate is 8%, the Index Credit Rate would be 8% on the Term End Date;
•If the Strategy Account Option has a Cap Secure Rate, and the annual Index Change is
15%, and the Cap Secure Rate is 8%, the adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract
Anniversary within the multi- year Term would be compounded to establish the Index
Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a 6-year Term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)6}-1=34.01%);
•If the Strategy Account Option has Participation and Cap Rates or Enhanced Participation
and Cap Rates, the Index Change is 20%, the Participation Rate is 105%, and the Cap
Rate is 10%, the Index Credit Rate would be 10% on the Term End Date;
•If the Strategy Account Option has a Trigger Rate, and the Index Change is greater than or equal to zero (for example, 12%), and the Trigger Rate is 4%, the Index Credit Rate
would be 4% on the Term End Date;
•If the Strategy Account Option has a Dual Direction Trigger with Cap, and the Index
Change is 22%, the Buffer Rate is 10%, the Cap Rate is 20%, and the Trigger Rate is
3%, your Index Credit Rate would be 20% on the Term End Date. Since the Index Change was positive and exceeded the absolute value of the Buffer Rate, the Trigger Rate does not apply. The Cap Rate applies limiting your Index Credit Rate to 20%. Alternatively, if the Index Change is 5%, the Buffer Rate is 10%, the Cap Rate is 15%, and the Trigger
Rate is 3%, your Index Credit Rate would be 3%. Since the Index Change was positive and did not exceed the absolute value of the Buffer Rate, the Trigger Rate applies limiting your Index Credit Rate to 3%; and
•If the Strategy Account Option has a Lock Threshold and the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. For example, if the
Lock Threshold is 50% and the Index Change at Market Close on any day during the
Term is 50% or greater, you will receive an Index Credit Rate equal to 50% on that date, even if the Index Change on the Term End Date is 65%.
This may result in you earning less than the Index return.
For investments in a Strategy Account Option, the Buffer will limit negative Index Credit
Rates on the Term End Date (e.g., limited protection in the case of market decline). For example:
•If the Index Change is −25% and Buffer Rate is 10%, the Index Credit Rate would be
−15% (the amount that the Index Change exceeds the Buffer Rate) on the Term End
Date.
Each Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
You bear all loss that exceeds the Buffer.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. The Company is solely responsible to the Owner for the Contract Value and the guaranteed benefits. The general obligations including the Fixed Account Option and Strategy Account Options under the Contract are supported by our general account and are subject to our claims paying ability. An Owner should look solely to our financial strength for our claims-paying ability.
More information about the Company, including our financial strength ratings, may be obtained at https://investors.corebridgefinancial.com/financials/Ratings/default.aspx.
Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?
Yes.
Transfer Restrictions. Contract Value allocated to a Strategy Account Option may only be transferred on the Term End Date. Contract Value allocated to the Fixed Account Option may not be transferred until the next Contract Anniversary. If you do not want to remain invested in the Fixed Account Option until the next Contract Anniversary, or in a Strategy
Account Option until the Term End Date, your only options will be to take a Withdrawal from or Surrender the Contract, or exercise the Performance Capture feature (if available)
and transfer your Strategy Account Option Value on the next Contract Anniversary. If you elect one of these options, the transaction will be based on the Interim Values of the
Strategy Account Options. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss. All Withdrawals taken (and fees and charges deducted from your Contract) will reduce your Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the
Interim Value is reduced (rather than a dollar-for-dollar basis) which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount withdrawn, and the fee or charge deducted.
Withdrawals and Surrenders may be subject to Withdrawal Charges, any applicable fees, and taxes (including a 10% Federal tax penalty before age 59½).
Transfer requests must be provided before Market Close on the Term End Date (or Contract
Anniversary after a Performance Capture or a Lock Threshold is met). If the Term End
Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business
Day before the Term End Date (or Contract Anniversary after a Performance Capture or a
Lock Threshold is met).
Performance Capture Restrictions. Manual Performance Capture is not allowed, and automatic Performance Capture settings cannot be changed, during the five (5) days prior to a Term End Date. Once a Performance Capture occurs, it cannot be revoked.
Investment Restrictions.
•Some Strategy Account Options may only be available on the Contract Issue Date. On the
Term End Date, you will only be able to invest in the Strategy Account Option(s)
available at that time.
•When allocating Contract Value on a Term End Date among the available Allocation
Accounts, you may not invest in any Strategy Account Option that has a Term that extends beyond the Latest Annuity Date. If there is no eligible Strategy Account Option, only the Fixed Account Option will be available to you for investment.
•The Company reserves the right to stop offering all but one Strategy Account
Option. We will provide you with written notice before adding, replacing, or removing a
Strategy Account Option or Index
Availability of Strategy Account Options and Indices. We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account
Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account
Options, the Upside Parameters rates, and the Lock Buffer Rates subject to the stated
guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract.
Certain Strategy Account Options and Indices may not be available through your financial representative. See "Appendix H: Broker-Dealer Variations" in the prospectus. You may obtain information about the Strategy Account Options and Indices that are available to you by contacting your financial representative.
Allocation Accounts Transfers between Allocation Accounts

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (e.g., death benefit, Performance Capture feature, Extended Care Waiver, Terminal Illness
Waiver).
•Except as otherwise provided, Contract benefits may not be modified or terminated by the
Company.
•Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.
Availability of the optional Return of Purchase Payment Death Benefit. The optional
Return of Purchase Payment Death Benefit may not be available through certain selling broker-dealer firms. See "Appendix H: Broker-Dealer Variations" in the prospectus. You should ask your financial representative if the optional Return of Purchase Payment Death
Benefit is available under your Contract.
Death Benefit – Death Benefit Options
TAXES
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchase the Contract through an IRA, there is no additional tax benefit under the
Contract.
•Earnings under your Contract are taxed at ordinary income tax rates when withdrawn.
You may be subject to a tax penalty if you take a Withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your financial representative may receive compensation for selling this Contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this Contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our Contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should ask your financial representative about how they are compensated.
Payments in Connection with Distribution of the Contract
Should I Exchange My Contract?
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Purchasing a Corebridge MarketLock® Annuity – Exchange Offers

Fee Table

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making Withdrawals from an Allocation Account or from the Contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time that you buy the Contract, Surrender or make Withdrawals from an Allocation Account or from the Contract, or transfer Contract Value between Allocation Accounts. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of the amount withdrawn)[1]	8.00%
Transfer Fee	None
1 The Withdrawal Charge percentage is deducted upon a Withdrawal of amounts in excess of the free Withdrawal amount (generally 10% of the previous Contract Anniversary Contract Value). Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges and exceptions, see “Fees, Charges and Adjustments – Withdrawal Charges” and “Access to Your Money”.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from a Strategy Account Option or from the Contract before the expiration of a specified period.
Adjustments
Maximum Potential Loss Due to Interim Value Adjustment (as a percentage of Contract Value withdrawn from a Strategy Account Option)[1]	100%
1 We use the Interim Values for your Strategy Account Options if you make any Withdrawals (including required minimum distributions (“RMDs”), Surrenders (including “free look” withdrawals in states that require a refund of Contract Value rather than a refund of the Purchase Payment and free Withdrawal amounts), exercise the Performance Capture feature, pay optional death benefit fees, annuitize your Contract or a death benefit is paid from a Strategy Account Option on any date prior to the Term End Date. The maximum loss would occur if there is a total distribution for a Strategy Account Option at a time when the Index Value has declined to zero. If the Interim Value calculation applies to a transaction, the Buffer will not apply. See “Valuing Your Investment in a Strategy Account Option – Interim Values” for more information.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase the optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Optional Benefit Expense – Optional Return of Purchase Payment Death Benefit[1] (as a percentage of remaining Net Purchase Payments)	0.20%
1 Charged annually based on remaining Net Purchase Payments. The fee will be deducted proportionally from the Allocation Accounts and charged on each Contract Anniversary. The fee is pro-rated upon death or Surrender. Deduction of the fee from a Strategy Account Option will trigger an Interim Value adjustment and Negative Adjustment.
In addition to the fee described above, we may limit the amount you can earn on the Strategy Account Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.

Principal Risks of Investing in the Contract

Market Risk.  An investment in the Contract is subject to the risk of poor investment performance of the Strategy Account Options to which you have allocated Contract Value. You can lose money by investing in this Contract, including loss of principal and/or prior earnings. While limited protection from losses is provided under your Contract through a Buffer, you bear some level of the risk of decline in your Contract Value resulting from the performance of the Indexed Crediting Rate Strategies and the risk of losses may be significant. Under extreme circumstances, you could lose up to 90% of your investment in a Strategy Account Option with a 10% Buffer Rate and up to 80% of your investment in a Strategy Account Option with a 20% Buffer Rate. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%, and we will always offer at least one Strategy Account Option. There is no guarantee that Strategy Account Options that limit Index losses will always be offered. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested. If you take a withdrawal from a Strategy Account Option prior to the Term End Date, it will be based on the Interim Value and the Buffer will not apply. See “Early Withdrawal Risk,” below.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the federal deposit insurance corporation, the federal reserve board, or any other agency.
Early Withdrawal Risk.  This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income protections mean that this Contract is more beneficial to investors with a long investment time horizon.
You should carefully consider the risks associated with Withdrawals under the Contract. Withdrawals may be subject to significant Withdrawal Charges. If you make a Withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% Federal tax penalty. A Withdrawal may reduce the value of your standard and optional benefits. For instance, a Withdrawal will reduce the value of the death benefit. A Surrender will result in the termination of your Contract. We may defer payment of Withdrawals or Surrender for up to six months when permitted by law.
If you make a Withdrawal or Surrender your Contract within six years after the Contract Issue Date, you may be assessed a Withdrawal Charge of up to 8% of the amount withdrawn in excess of the 10% annual free Withdrawal amount. In addition, Withdrawals during a Term could result in a greater reduction in your Contract Value than if you waited until the Term End Date. Withdrawals during a Term will proportionately reduce your Strategy Base, which could be significantly more than the dollar amount of your Withdrawal. The application of the Interim Value to Withdrawals taken prior to the Term End Date and proportional reductions to your Strategy Base, together with any Withdrawal Charges, could significantly reduce your Contract Value and reduce any gains on the Term End Date. The Interim Value is the amount in the Strategy Account Option that is available for transactions that occur during the Term, including Withdrawals (including RMDs), Surrenders, Withdrawals under the free look, (in states that require a refund of Contract Value rather than a refund of the Purchase Payment. See “Appendix E: State Variations”), free Withdrawal amounts, Performance Captures, optional death benefit fees, death benefit payments, and annuitization. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Withdrawals or Surrenders that cause the Interim Value to be recalculated could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before a Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted.
Withdrawals could result in significant reductions to your Contract Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals taken before the Term End Date of a Strategy Account Option could also significantly reduce any Index Credit applied at the Term End Date. The Upside Parameters and Buffer are not applied until the Term End Date and do not apply in calculating your Interim Values.
The Contract may not be appropriate if you intend to take Withdrawals from a Strategy Account Option prior to the Term End Date or from the Contract during the first six years. You should consult with your financial representative before making a Withdrawal.
Our Financial Strength and Claims-Paying Ability Risk.  Our General Account assets support the guarantees under the Contract and are subject to the claims of our creditors. Therefore, the guarantees under the Contract are subject to our financial strength and claims-paying ability. The assets in the Separate Account, like our General Account, are subject to our creditors. You need to consider our financial strength and claims-paying ability in meeting the guarantees under the Contract.
Business Disruption Risk.  Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as, but not limited to, hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure, and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, including service outages or other unavailability, may interfere with our ability to receive, pickup and process mail, to calculate the Index Change or process other Contract-related transactions, or to otherwise provide our services, or may have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Indices or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk.  We rely heavily on interconnected computer systems and digital data to conduct our annuity business activities. Because our annuity business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, and user errors or other disruptions that may compromise the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with our websites (such as via denial of service attacks), and other operational disruptions, and unauthorized release of confidential customer information. Such systems failures, cyber-attacks, or other disruptions affecting us, any third-party administrator, the Index or Index issuers, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, impact our ability to calculate the Index Change, cause the release and possible destruction of confidential customer or business information, including personal information, impede order processing, or subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities that comprise the Indices, which may cause the securities making up the Index to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Further, the widespread development, implementation, and use of AI, machine learning, data analytics and similar tools that collect, aggregate and analyze data or inputs (collectively, “AI Tools”) may increase our exposure to, or exacerbate the risks of, cyber-attacks or other security incidents, particularly where such technologies are exploited by third parties to attempt to breach our or our business partners’ and service providers’ systems. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and sensitive business and customer information, including personal information, and reduce the risk of cyber-incidents, there can be no assurance that we or our distribution partners, the Indices or our business partners and service providers will avoid cyber-attacks or information security breaches in the future that may affect your Contract and/or personal information.
Allocation Account Availability Risk.  We reserve the right to add, remove and replace Allocation Accounts as available investment options. There is no guarantee that an Allocation Account you select for investment will always be available in the future or available with the same rates.
There is no guarantee that any Strategy Account Option will always be available in the future. However, we will always offer at least one Strategy Account Option that is either currently offered or is similar to one that is currently offered as of the date of this prospectus. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account Options, the Upside Parameters rates, and Lock Buffer Rates subject to the stated guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract. Please note the Index for that Strategy Account Option remains subject to our right of substitution. See “Index Substitution Risk.”
If we remove an Allocation Account, it will be closed such that no transfers will be allowed into that Allocation Account. If you are currently invested in an Allocation Account and it is removed, you may remain in that Allocation Account until the Term End Date.

Liquidity Risk.  This Contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. The Contract is not designed to be a short-term investment and may not be appropriate for you if you intend to take early or frequent Withdrawals.
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Transfer Limitations. The Contract restricts transfers between investment options, which will limit your ability to transfer your Contract Value in response to changes in market conditions or your personal circumstances. You may transfer Contract Value invested in an Allocation Account only on the Term End Date for that Allocation Account (or on the next Contract Anniversary after a Performance Capture occurs).
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Withdrawal and Surrender Consequences. You may take a Withdrawal or Surrender at any time during the Accumulation Phase; however, there may be significant risks and negative consequences associated with any such Withdrawal or Surrender, including potential Withdrawal Charges, taxes and tax penalties, and negative impacts to the value of your investment. If you take a Withdrawal or Surrender before the Term End Date of a Strategy Account Option, it will reduce the Interim Value of your investment in that Strategy Account Option. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted. Withdrawals could result in significant reductions to your Contract Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals taken before the Term End Date of a Strategy Account Option could also result in forfeiture of Index Credit Rates or significantly reduce any Index Credit Rates applied at the Term End Date. See “Early Withdrawal Risk.”
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Interim Values. There may be long periods of time when you can only perform a transaction under the Contract that is based on one or more Interim Values. For as long as you have multiple ongoing Terms for Strategy Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value. See “Interim Value Risk.”
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Taxes. Income taxes and certain tax restrictions may apply to any Withdrawal or Surrender. If taken before age 59½, a Withdrawal or Surrender may also be subject to a 10% federal tax penalty.
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Delays in Payment. We generally make payment of any amount due from the Contract within seven (7) days from the date we receive all required information in Good Order. When permitted by law, however, we may defer payment of any Withdrawal or Surrender proceeds for up to six (6) months from the date we receive your request.
Index Risk.  Strategy Account Option Value(s) will be impacted by the performance of the reference Index. Although you will not directly invest in the reference Index, you are indirectly exposed to the investment risks associated with an Index, such as market, equity and issuer risks. The following risks related to Index performance apply when you invest in a Strategy Account Option:
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Negative Index Performance Could Result in Loss. The performance of any Index may fluctuate, sometimes rapidly and unpredictably. Both short-term and sustained negative Index performance, over one or multiple Terms, may cause you to lose principal or previous earnings. The historical performance of an Index does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Term or multiple Terms.
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Index Change Calculations. We calculate Index Changes by comparing the value of the Index between two specific points in time, which means the performance of the Index may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time. This is true even for Strategy Account Options with multi-year Terms.
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Dividends Excluded from Index Values. Each Index is a price return index, not a total return index, and therefore Index Values do not include income from any dividends or other distributions paid by a market index’s component companies. This will cause the Index to underperform in comparison to a direct investment in a total return index.
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No Rights in the Index. When you invest in a Strategy Account Option, you are not investing directly in the Index or in the securities tracked by the Index, You have no rights with respect to the Index, the Index provider, or any aspect of the Index or any companies whose securities comprise the Index.
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Evolving and Uncertain Economic Environment. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets. Depending on your individual circumstances, you may experience (perhaps significant) negative returns under the Contract. You should consult with your financial representative about how market conditions may impact your investment decisions under the Contract.
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Exposure to Investment Risks. When you invest in a Strategy Account Option, you are indirectly exposed to the investment risks that could cause the stocks or other instruments that comprise the Index to decrease in value. The Indices are subject to a variety of investment risks, many of which are complicated and interrelated and all of which may adversely impact Index performance. If you invest in a Strategy Account Option with an Index that exposes you to higher investment risks, your risk of loss may be higher depending on the level of the Strategy Account Option’s downside protection.
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Market Risk. Each Index could decrease in value over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Negative fluctuations in the value of an Index may be significant and unpredictable.
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Equity Risk. Each Index is comprised of equity securities or other assets considered to represent a particular market or sector. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities may underperform in comparison to the general financial markets, a particular market segment, or other asset classes.
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Issuer Risk. The performance of each Index depends on the performance of individual securities that make-up the Index. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
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Risks Related to Specific Indices. In addition to the foregoing, each Index has its own unique risks, as follows:
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The S&P 500® Price Return Index
This Index is composed of equity securities issued by large-capitalization (“large cap”) U.S. companies. Generally, it is more difficult for large-cap companies to pivot their strategies quickly in response to changes in their industry. In addition, because they typically are more well-established, it is rare to see large-cap companies have the high growth rates that can be seen with small-capitalization (“small cap”) companies.
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Nasdaq-100 Index®
This Index is composed of equity securities issued by large-cap U.S. and non-U.S. companies, excluding financial companies. To the extent the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. The value of foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of U.S. issuers.
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MSCI EAFE Index
This Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding U.S. and Canada. In general, large-cap companies may be unable to respond quickly in response to changes in their industry and new competitive challenges and may not be able to attain the high growth rates of successful smaller companies. The securities of mid-cap companies may be more volatile and may involve more risk than the securities of larger companies. Securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
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Russell 2000® Index
This Index is comprised of equity securities of small-cap U.S. companies. Generally, the securities of small-cap companies are more volatile and riskier than the securities of large-cap companies.
Upside Parameter and Buffer Risk.  Each Strategy Account Option has an applicable Upside Parameter and Buffer for determining the Index Credit Rate applied to your Strategy Account Option Value. Each Strategy Account Options has an Upside Parameter that provides either a Cap, Cap Secure, Participation and Cap, Enhanced Participation and Cap, Dual Direction with Cap, Dual Direction Trigger with Cap, Trigger, or a Lock, and downside protection in the form of a Buffer (including the Dual Direction with Cap and Dual Direction Trigger with Cap). The Upside Parameters (except Lock), including their applicable rates, can change from one Term to the next, however, each Upside Parameter is subject to minimum guaranteed rates. The minimum guaranteed rates that may be established under the Contract for each of the types of limit on Index gains (other than Lock Upside Parameter) are: Cap Rate (no lower than 2%), Cap Secure

Rate (no lower than 2%), Participation Rate (no lower than 100%) and Trigger Rate (no lower than 2%). The Lock Threshold for a Strategy Account Option with Lock Upside Parameter are guaranteed minimum rates under the Contract and will not change from one Term to the next.  The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
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Upside Parameter Risk. If you invest Contract Value in a Strategy Account Option, the highest possible Index Credit Rate that you may achieve is limited by the applicable Upside Parameter. Because of these limits, the Index Credit Rate for a Strategy Account Option may be less than the positive Index Change. The Upside Parameters may therefore limit the positive Index Credit Rate, if any, that may be applied to your Contract Value for a given Term.
We set the Upside Parameter rates each Term in our discretion, however, they will never be less than the minimum rates set forth in this prospectus. You bear the risk that we will not set the Upside Parameter rates higher than these minimums.
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Lock Risk. Each Strategy Account Option with Lock Upside Parameter includes an automatic locking-in of an Index Credit Rate that is triggered by a target Index gain that is set on the Term Start Date (the “Lock Threshold”). If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Index Change on the Term End Date, subject to the Buffer. Under such circumstances, the Lock Threshold will have no impact on your gains or losses. If the positive Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date. When that occurs, you will no longer participate in the Index performance, and you will not receive an additional Index Credit Rate on the Term End Date. If the Lock Threshold is met at Market Close on any day during the Term and positive Index performance continues until the next Contract Anniversary, the Lock Threshold limits the positive Index Credit Rate that would otherwise have been applied to your Contract Value. If the Lock Threshold is met at Market Close on any day during the Term, thereafter you will receive the Lock Fixed Rate, which is subject to a guaranteed minimum interest rate of 0.25%, until the next Contract Anniversary.
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Buffer Risk. The Buffer provides only limited protection against negative Index performance. When you invest Contract Value in a Strategy Account Option, you bear the risk that negative Index performance may cause the Index Credit Rate to be negative even after the application of the Buffer. This would result in a negative Index Credit Rate and reduce your Strategy Account Option Value. Additionally, the Buffer provides downside protection only on the Term End Date, so your exposure to negative Index performance during a Term is greatest before the Term End Date. If negative Index performance exceeds the Buffer Rate, your negative Index performance will equal the negative Index performance in excess of the Buffer Rate. For example, with a Buffer Rate of 10%, you could lose 90% of your investment in the Strategy Account Option if negative Index performance on the Term End Date is 100%. The minimum guaranteed Buffer Rate that we will offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change from one Term to the next. The Lock Buffer Rates can change from one Term to another subject to the minimum guaranteed Lock Buffer Rate of 1%. With a minimum guaranteed Lock Buffer Rate of 1%, in extreme circumstances, you could lose 99% of your investment in a Strategy Account Option with Lock Upside Parameter.
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Cap Secure Risk. For a Strategy Account Option with Cap Secure, since the gain or loss is established on the Term End Date based on Index performance on each Contract Anniversary, losses can accumulate so that you could lose a percentage in excess of the Buffer Rate in multiple years of the Term.
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Dual Direction with Cap and Dual Direction Trigger with Cap Risk. For a Strategy Account Option with Dual Direction with Cap and a Strategy Account option with Dual Direction Trigger with Cap, you should note that, because there will be a positive Index Credit Rate as long as the negative Index Change does not exceed the Buffer, a negative Index Change on the Term End Date that exceeds the Buffer Rate (even slightly) can result in very different Index Credit Rates. For example, for a Strategy Account Option with Dual Direction with Cap with a 10% Buffer, if the negative Index Change is –10.00%, the Index Credit Rate will be 10%; whereas if the negative Index Change is -10.01%, the Index Credit Rate will be -0.01%. For a Strategy Account Option with Dual Direction Trigger with Cap with a 10% Buffer and a Trigger Rate of 3%, if the negative Index Change is –10.00%, the Index Credit Rate will be 3%. The Trigger Rate applies because the negative Index Change is within the Buffer. However, if the negative Index Change is –10.01%, the Index Credit Rate will be –0.01% because the negative Index Change exceeds the Buffer.
Performance Capture Risk.  The Contract includes a “Performance Capture” feature for Strategy Account Options other than those with Lock Upside Parameter. If you exercise Performance Capture, your Interim Value for that Strategy Account Option on the Performance Capture Date is “captured” and will then earn an annual rate of interest credited daily at the Performance Capture Fixed Rate until the next Contract Anniversary.

Performance Capture is subject to the following risks:
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If you exercise Performance Capture, you will be capturing an Interim Value for the applicable Strategy Account Option. Interim Values may be unfavorable to you. See “Interim Value Risk.”
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If you capture an Interim Value that is lower than the amount you invested in that Strategy Account Option on the Term Start Date, you may be capturing a loss. It is possible that you would have realized less loss or no loss if you exercised the Performance Capture at a different time or not at all.
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On the Performance Capture Date, your Strategy Account Option Value will begin earning an annual rate with daily credited interest at the Performance Capture Fixed Rate until the next Contract Anniversary. Therefore, between the Performance Capture Date and the next Contract Anniversary, the value within the Strategy Account Option will no longer be tied to Index performance, and you will not receive an Index Credit Rate. The sooner after the Term Start Date a Performance Capture occurs the longer you will forego participating in Index performance.
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If you exercise Performance Capture manually, we will “capture” the next calculated Interim Value after we receive your request in Good Order. Once we receive your request in Good Order, it is irrevocable. You won’t know the captured Interim Value in advance. The captured Interim Value may be lower or higher than the Interim Value that was calculated on the last day before you submitted your request. When you exercise Performance Capture automatically, you will not know the captured Interim Value in advance, the captured Interim Value will be triggered by the target Interim Value gain you have instructed us to capture. You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative.
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You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant. You should speak with your financial representative before exercising Performance Capture.
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The Performance Capture Fixed Rate may change at each Contract Anniversary, subject to a guaranteed minimum interest rate of 0.25%. If you are invested in a Strategy Account Option with a multi-year Term, your Performance Captured Fixed Rate may change from one Contract Anniversary to the next within the Term.
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We will not provide advice or notify you regarding whether you should exercise the Performance Capture or the best time to do so. We will not warn you if you exercise the Performance Capture at a time that may not be beneficial to you. We are not responsible for any losses related to your decision whether or not to exercise the Performance Capture. There may not be a best time to exercise the Performance Capture during a Term.
See “Valuing Your Investment In A Strategy Account Option – Performance Capture.”
Index Substitution Risk.  During a Term, if an Index is discontinued or if the calculation of the Index is substantially changed by the Index provider, or if Index Values should become unavailable for any reason, we may substitute the Index with a new Index, once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing.
If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the original Index. You will have no right to reject the substitution of an Index. The performance of the new Index may differ significantly from the performance of the original Index. If we substitute the Index for a Strategy Account Option in which you are invested, your investment in the Contract is subject to the same terms and conditions as any other investment in a Strategy Account Option under the Contract. For example, you may not be permitted to transfer Contract Value prior to the Term End Date if an Index substitution occurs.
If we substitute an Index during a Term, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised Initial Index Value for the replacement Index. The revised Initial Index Value for the replacement Index will reflect the Index Change for the original Index from the Term Start Date to the substitution date. We will use a similar process if multiple substitutions occur during a Term. The substitution of an Index will have no impact on the Strategy Account Option’s Term, Upside Parameter, Buffer, or any other features or rates for that Strategy Account Option other than the Index to which the Strategy Account Option is linked.
This example is intended to show how we would calculate the Index Change during a Term in which an Index was substituted.
Index Change on substitution date for original Index
Initial Index Value for original Index	1000
Index Value for original Index on substitution date	1050
Index Change for original Index on substitution date	(1050 / 1000) – 1 = 5%
This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.

Revised Initial Index Value for replacement Index
Index Change for original Index on substitution date	5%
Index Value for replacement Index on substitution date	1000
Revised Initial Index Value for replacement Index	1000/(100% +5%) = 952.38
The Index Change calculation for that Term is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.
Assuming the Final Index Value for the replacement Index is 1010.52, then the Index Change on the Term End Date will be 6.10% ((1010.52 - 952.38) / 952.38).
See “Valuing Your Investment In A Strategy Account Option – Index Substitutions.”
Availability by Selling Broker-Dealer.  The availability of the Strategy Account Options, Indices, and the optional Return of Purchase Payment Death Benefit described in this prospectus may vary by selling broker-dealer firm. For example, a firm may choose not to offer certain Strategy Account Options that are described in this prospectus. Only those Strategy Account Options and death benefit available through your firm will be part of your Contract and will be described in your firm’s marketing materials. For variations by selling broker-dealer firms see “Appendix H: Broker-Dealer Variations.” You should ask your financial representative for details about the specific Strategy Account Options and the death benefit available under your Contract.
Interim Value Risk.  On any day during the Term, other than the Term Start Date and Term End Date, we determine the Strategy Account Option Value for each Strategy Account Option by calculating its Interim Value. We calculate your Interim Value based on the value of a hypothetical portfolio of financial instruments designed to replicate the Strategy Account Option Value if it were held until the Term End Date. Such value could be less than your investment in the Strategy Account Option even if the Index is performing positively. This means that even if the Index Change is positive, it is possible that the Interim Value may not have increased. The Interim Value is the amount in the Strategy Account Option that is available for transactions that occur during the Term, including Withdrawals (including RMDs), Surrenders (including Free Looks in states that require a return of Contract Value rather than a return of Purchase Payment. See “Appendix E: State Variations”), free Withdrawal amounts, Performance Capture, optional death benefit fees, death benefit payments, and annuitization. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Withdrawals or Surrenders that cause the Interim Value to be recalculated could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%.
All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce your Contract Value death benefit on a dollar- for- dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted.
The following transactions impact the Interim Value of a Strategy Account Option:
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A fee or charge is deducted from the Strategy Account Option; or
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An amount is deducted from the Strategy Account Option due to a Surrender or any Withdrawal; or
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The Contract is annuitized; or
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The death benefit is paid.
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If you choose to allocate your Purchase Payment to a Strategy Account Option, an Index Credit will not be credited to your Contract Value until the Term End Date. This means that an Index Credit will not be credited to any amounts withdrawn prior to the Term End Date. This includes Contract Value applied to pay a death benefit or to begin an annuity income option. Except for the Term Start Date and the Term End Date, your Interim Value is the amount available for Withdrawals, Surrenders, annuitization and death benefits. You should consider the risk that it could be less than your original investment even when the applicable Index is performing positively.

Purchasing a Corebridge MarketLock® Annuity

When you purchase an annuity, a Contract exists between you and the Company. You are the Owner of the Contract.

Maximum Issue Age
We will not issue a Contract to anyone age 86 or older on the Contract Issue Date(age 76 or older with optional Return of Purchase Payment Death Benefit).
Joint Ownership
A Non-Qualified Contract may be jointly owned by a spouse or non-spouse. Joint Owners possess an equal and undivided interest in the Contract. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the Contract has been issued is contingent upon prior review and approval by the Company. We will not issue a Qualified Contract with joint Owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the Contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to, spouses under state law.
Non-Spouse
Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the Contract such as spousal continuation of the death benefit.
See “Appendix E: State Variations” for a list of states that require that benefits and features be made to domestic or civil union partners.
Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this Contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. At its sole discretion, the Company reserves the right to decline to issue this Contract to certain entities. We apply various considerations including, but not limited to, estate planning, tax consequences, and the propriety of this Contract as an investment consistent with a non-natural Owner’s organizational documentation. For more information on non-natural ownership, see “Taxes.” You should consult with your tax and/or legal adviser in connection with non-natural ownership of this Contract.
"Insurable Interest” is evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Assignment of the Contract/Change of Ownership
You may assign this Contract before the Income Phase begins. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center, and you have received our consent to the assignment.
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Your rights and those of any other person with rights under this Contract will be subject to the assignment.
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We are not responsible for the validity, tax or other legal consequences of any assignment.
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An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right to refuse our consent to any assignment at any time on a non-discriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation, including but not limited to the extent necessary to qualify for exemption from the Securities and Exchange Act of 1934 reporting under Rule 12h-7. An assignment may result in adverse tax consequences. See “Taxes” for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the Contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the Contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the Contract. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits or adjustment of future annuity income payments.

Allocation of Purchase Payment
To issue your Contract, we must receive your Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions. The minimum Purchase Payment for Qualified and Non-Qualified Contracts is $25,000. If you purchased your Contract through certain broker-dealers, the minimum Purchase Payment may be higher. We may agree to accept multiple payments as part of a single Purchase Payment subject to the limitations outlined in this prospectus. If we agree to accept multiple payments as part of a single Purchase Payment and the minimum Purchase Payment is satisfied within 60 days from the date the application was signed or the electronic order submission date, we will issue your Contract provided all required paperwork is in Good Order. If an additional payment is received after the 60th day, we will treat the payment as a request for a second contract provided the payment satisfies the minimum Purchase Payment.
Purchase Payment Restrictions
We reserve the right to refuse any Purchase Payment and restrict allowance of a Purchase Payment based on age and election of the optional Return of Purchase Payment Death Benefit. We reserve the right to require Company approval prior to accepting a Purchase Payment greater than the Purchase Payment Limit. The “Purchase Payment Limit” is the maximum Purchase Payment of $2,000,000 without prior Company approval. We may choose to accept Purchase Payments in excess of $2,000,000 at our sole discretion.
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For Contracts owned by a non-natural Owner, we reserve the right to require Company approval prior to accepting any Purchase Payment.
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Company pre-approval may also be required for a Purchase Payment that would cause total Purchase Payments in all contracts issued by AGL, The United States Life Insurance Company  ("US Life") and/or The Variable Annuity Life Insurance Company ("VALIC") to the same Owner and/or Annuitant to exceed the Purchase Payment Limit.
Submission of Purchase Payment
A Purchase Payment is not considered received by us until received at our Annuity Service Center. Delivery of a Purchase Payment to any other address may result in a delay in issuing your Contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
American General Life Insurance Company
Purchase Payment Processing Center
P.O. Box 100330
Pasadena, CA 91189-0330
Overnight/Express Delivery:
JPM Chase – AGL 100330
Purchase Payment Processing Center
2710 Media Center Drive
Building #6, Suite 120
Los Angeles, CA 90065-1750
Receipt of Purchase Payments
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center.
Your Contract Issue Date is the day we apply your Purchase Payment, which will generally be no later than two (2) Business Days after your Purchase Payment and application is received at the Annuity Service Center in Good Order. On the Contract Issue Date, we will allocate your Purchase Payment, minus any applicable taxes, to the Allocation Account(s) you selected according to the allocation instructions submitted with your application in Good Order. Allocation instructions must be in whole percentages only. If we do not receive instructions allocating your Purchase Payment, your application is not in Good Order and we will not issue your Contract.
Initial Hold on Rates
The initial hold on rates ensures you receive the best available rates in effect (among the application-signed date, electronic order submission date, or Contract Issue Date) if the Contract is issued within 60 days of the earlier of application-signed date or electronic order submission date. On your Contract Issue Date, we will apply the Fixed Account Option interest rate and Upside Parameter rates and Lock Buffer Rate applicable to your Contract for your initial Allocation Account elections.

The initial Fixed Account Option interest rate is guaranteed for one Contract Year. The initial Upside Parameter rates and Lock Buffer Rates applied on your Contract Issue Date are guaranteed for the length of the initial Term. The initial Fixed Account Option interest rate, Upside Parameter rates and Lock Buffer Rates are determined as follows:
If the Contract is issued within 60 days from the earlier of application signed date or the electronic order submission date, rates will be the better of the rates in effect on:
the application-signed date, or
the electronic order submission date, or
the Contract Issue Date.
If the Contract Issue Date is not within the 60th day after the earlier of the application signed date or the electronic order submission date, then rates will be those in effect on the Contract Issue Date.
This initial hold applies to all rates except guaranteed minimum interest rates, the Performance Capture Fixed Rates or the Lock Fixed Rates.
Free Look
You may cancel your Contract and receive a refund during the “free look” period. The free look period generally lasts ten (10) days beginning on the day you receive your Contract, but may vary according to state law. See “Appendix E: State Variations.”
To cancel, mail the Contract along with your written free look request to:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570.
If you return your Contract and provide cancellation instructions, and it is post-marked during the free look period, it will be cancelled as of the date we receive your Contract and cancellation instructions in Good Order. The amount of your refund will generally be your Purchase Payment minus any Withdrawals made. Interim Value will not apply when calculating your refund of the Purchase Payment. The amount of the refund may vary according to state law and when the free look is requested. If state law requires a refund of your Contract Value rather than a refund of your Purchase Payment, an Interim Value adjustment will apply which may lower the amount of your refund. Please ask your financial representative for more details. Your refund amount may be subject to income tax consequences, which includes tax penalties, but will not be subject to Withdrawal Charges. You should consult with a qualified tax adviser before cancelling your Contract.
In addition, if your Contract was issued as an IRA and you return your Contract within seven (7) days after you receive it, we will return the greater of your Purchase Payment (less any Withdrawals) or the Contract Value, plus any amount that may have been deducted as fees and charges on the day we receive your request in Good Order.
State variations may apply to your Contact. See “Appendix E: State Variations.”
Exchange Offers
From time to time, we allow you to exchange an older annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Allocation Accounts

You may allocate your Purchase Payment among any of the available Allocation Accounts which include a Fixed Account Option and Strategy Account Option(s). You may transfer Contract Value between Allocation Accounts only at certain times. See “Transfers Between Allocation Accounts” for more information.
The Strategy Account Option rates are guaranteed for their applicable Term. For all Allocation Account Options, we will send you a notice at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) explaining how you may obtain the Allocation Accounts available to you for transfer on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and the renewal interest rates and Strategy Account Option rates declared for the next Term. You may obtain renewal interest rates and Strategy Account Option rates online at www.corebridgefinancial.com/rila-renewals-and-rates or by contacting your financial representative.

Current Strategy Account Option rates are provided in the Rate Sheet Supplement that must accompany this prospectus. The rates applicable to your Purchase Payment will be stated in your Contract.
Fixed Account Option
The Fixed Account Option credits a fixed rate of interest daily that compounds over one year to the annual interest rate we declared for that Term.
Information regarding the features of the Fixed Account Option, including (i) its name, (ii) its Term and (iii) its minimum guaranteed interest rate, is available in an appendix to this prospectus. See “Appendix A: Investment Options Available Under the Contract.”
The initial interest rate for a Purchase Payment allocated to the Fixed Account Option is set on the Contract Issue Date and is guaranteed for a 1-year Term. A new interest rate will be declared before the Term End Date and will be guaranteed for the new Term. We determine the annual interest rates for new Terms at our discretion, subject to a guaranteed minimum interest rate that will never be less than 0.25%.
Interest will be credited on a daily basis during the Term. The daily rate is calculated as [((1+Annual Interest Rate) ^ (1/365)) - 1].
In a leap year, the daily rate is calculated as [((1+Annual Interest Rate) ^ (1/366)) - 1].
The Fixed Account Option will serve as the default allocation option in the absence of your instructions or if your allocation to a Strategy Account Option is no longer available.
We will send you a notice at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) explaining how you may obtain the Strategy Account Options available to you for transfer on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and the renewal interest rates and current Strategy Account Option rates declared for the next Term.
See “Transfers Between Allocation Accounts” for information on how you may provide instructions on reallocating Contract Value on a Term End Date (or the Contract Anniversary after a Performance Capture or a Lock Threshold is met).
Interests in the Fixed Account Option are not registered under the Securities Act of 1933, as amended, and the Fixed Account Option is not registered as an “investment company” under the Investment Company Act of 1940, as amended.
Strategy Account Options
You can allocate your Purchase Payment and Contract Value to one or more of the Strategy Account Option(s) offered under the Contract, in addition to the Fixed Account Option. We will credit positive, negative, or zero Index Credit, as applicable, at the Term End Date to amounts allocated to a Strategy Account Option based, in part, on the performance of the Index. An investment in a Strategy Account Option is not an investment in the Index or any index fund. You could lose a significant amount of money if the Index declines in value. If amounts are removed from a Strategy Account Option before the Term End Date, you could lose a significant amount of money due to the Interim Value adjustment. The availability of Strategy Account Options may vary by the broker-dealer with which your financial representative is affiliated. See “Appendix H: Broker-Dealer Variations.” You should ask your financial representative for details about the specific Strategy Account Options available under your Contract.
We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account Options, the Upside Parameters rates, and Lock Buffer Rates subject to the stated guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract.
Information regarding the features of each currently offered Strategy Account Option, including (i) the Index name, (ii) the type of Index, (iii) the Term, (iv) the Index Crediting Method, (v) the Current Buffer Rate, (vi) the Guaranteed Minimum Limit on Upside Parameter Rates, and (vii) the Availability of Performance Capture, is available in Appendix A to the prospectus. See “Appendix A: Investment Options Available Under the Contract.”
The Term for a Strategy Account Option may be one, three, or six years. Before selecting a Strategy Account Option for investment, you should consider in consultation with your financial professional which Term lengths may be appropriate for you based on your liquidity needs, investment horizon and financial goals. Investing in Strategy Account Options with shorter Terms will provide more opportunities for Index Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Strategy Account Options with shorter Terms generally tend to have less potential for gain.

Conversely, investing in Strategy Account Options with longer Terms will provide fewer opportunities for Index Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Strategy Account Options with longer Terms generally tend to have more potential for gain.
Amounts must remain in a Strategy Account Option (other than those with Lock Upside Parameter when a Lock Threshold has been met) until the Term End Date to be credited with an Index Credit Rate. A Withdrawal from the Strategy Account Option during a Term could result in a possible Negative Adjustment to the Interim Value in addition to potential Withdrawal Charges and tax consequences.
When you invest in a Strategy Account Option, your investment begins on the Term Start Date and generally ends on the Term End Date. On the Term End Date, we apply gain or loss to your Contract based on how the Strategy Account Option performed. The Strategy Account Option’s performance is linked to the performance of an Index. See “The Indices.” The Index’s performance is measured by calculating the Index Change.
For example, regardless of how the Index otherwise performed between the Term Start Date and the Term End Date:
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If the Initial Index Value is 1000 and the Final Index Value is 1100, the Index Change would be +10% (i.e., ((1100/1000) – 1 = 10%).
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If the Initial Index Value is 1000 and the Final Index Value is 900, the Index Change would be -10% (i.e., ((900/1000) – 1 = -10%).
For a Strategy Account Option with Cap Secure Upside Parameter, the Index Changes are calculated on Contract Anniversaries. For a Strategy Account Option with Lock Upside Parameter, the Index Change may be calculated before the Term End Date. See examples later in this section for more information.
The amount of gain or loss applied to your investment will depend on the Index Change and the Strategy Account Option’s upside and downside parameters. For example:
Applying Upside Parameters:
When the Index Change is positive, your Strategy Account Option Value increases. The extent to which you participate in the positive Index performance depends on the Strategy Account Option’s Upside Parameter. The applicable Upside Parameter will limit the positive Index performance credited to the Strategy Account Option at the Term End Date. For each Strategy Account Option available for investment, the rates of the Upside Parameters that we are currently offering for new Terms are available at the following website address: www.corebridgefinancial.com/rila-renewals-and-rates. The rates of the Upside Parameters posted on that website address are incorporated by reference into the prospectus.
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If you select a Strategy Account Option with a Cap, and Index performance exceeds the Cap Rate, you will receive the Cap Rate. For example, if the Index Change is 15% and your Cap Rate is 10%, you will receive an Index Credit Rate of 10% on the Term End Date. The Cap Rate will not change during a Term, but can change from one Term to the next. We will not establish a Cap Rate below 2%.
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If you select a Strategy Account Option with Cap Secure, Cap Secure limits your participation in positive Index performance each Contract Anniversary of a multi-year Term Strategy Account Option up to and including the Cap Secure Rate. The Cap Secure Rate will remain the same for the entire multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance exceeds the Cap Secure Rate in any year, only the Cap Secure Rate will apply for that year. The Index Credit Rate is applied at the Term End Date based upon the values measured on each Contract Anniversary (including the Term End Date). For example, if the annual Index Change is 15% and your Cap Secure Rate is 8%, your adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract Anniversary within the multi- year term would be compounded to establish the Index Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a six-year term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)^6}-1 = 34.01%). The Cap Secure Rate will not change during a Term, but can change from one Term to the next. We will not establish a Cap Secure Rate below 2%.
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If you select a Strategy Account Option with Participation and Cap or Enhanced Participation and Cap, the Participation Rate augments your participation in positive Index performance on the Term End Date by a percentage equal to the Participation Rate, with the result subject to a maximum of the Cap Rate. If Index performance is positive on the Term End Date, the Participation Rate is multiplied by Index Change and then the Index Credit Rate is the lesser of that result or the Cap Rate. For example, with a 100% Participation Rate and 20% Cap Rate, if the Index Change is 10% on the Term End Date, we first multiply the Participation Rate of 100% by the Index Change of 10%, which equals 10%. Since 10% is less than the 20% Cap Rate, the Index Credit Rate is 10%. Therefore, you will receive an Index Credit Rate of 10%. Alternatively, with a 150% Participation Rate and Cap Rate of 10%, if the Index Change is 10% on the Term End Date, we first multiply the Participation Rate of 150% by the Index Change of 10%,

which equals 15%. Since 15% exceeds the 10% Cap Rate, the Index Credit Rate is capped at 10%. Therefore, you will receive an Index Credit Rate of 10%. The Participation Rate and Cap Rate will not change during a Term, but can change from one Term to the next. For a Strategy Account Option with Participation and Cap, we will not establish a Participation Rate below 100% or Cap Rate below 5%. For a Strategy Account Option with Enhanced Participation and Cap, we will not establish a Participation Rate below 101% or Cap Rate below 5%.
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If you select a Strategy Account Option with a Trigger and the Index Change on the Term End Date is equal to or greater than zero, your Strategy Account Option Value increases up to the Trigger Rate. Due to the operation of the Trigger, you may not fully participate in positive Index performance. For example, if the Index Change is 2% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than zero. However, if the Index Change is 12% and the Trigger Rate is 4%, your Index Credit Rate would be 4% because the Index Change was greater than the Trigger Rate. The Trigger Rate will not change during a Term, but can change from one Term to the next. We will not establish a Trigger Rate below 2%.
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If you select a Strategy Account Option with Lock, when the Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, your Strategy Base increases by the Lock Threshold. Due to the operation of the Lock, you may not fully participate in positive Index performance. After we apply the Index Credit Rate, you will be credited with the Lock Fixed Rate until the next Contract Anniversary. If the Index Change does not meet or exceed the Lock Threshold at Market Close on any day during the Term, but is positive on the Term End Date, you will receive an Index Credit Rate equal to the Index Change on the Term End Date. For example, if the Lock Threshold is 50% and the Index Change at Market Close on any day during the Term is 50% or greater, you will receive an Index Credit Rate equal to 50% even if the Index Change is higher than 50% on the Term End Date. The Lock Threshold for a Strategy Account Option with Lock Upside Parameter are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
The minimum guaranteed rates that may be established under the Contract for each type of limit on Index gains (other than Lock Upside Parameter) are: Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation Rate (no lower than 100%), and Trigger Rate (no lower than 2%). The Lock Thresholds for Strategy Account Options with Lock Upside Parameters are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
We determine the rates for the Upside Parameter (other than the Lock Thresholds) for each new Term at our discretion, subject to the guaranteed minimums stated above. We consider a number of factors when declaring rates for the Upside Parameters. Generally, we seek to manage our risk associated with our obligations, in part, by trading call and put options and other derivative instruments on the available Indices. The costs of these instruments impact the rates we declare, and those costs can be impacted by market conditions and forces. We also consider sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors. You bear the risk that we may declare lower rates for future Terms, and that such rates could be as low as the guaranteed minimum rates for that Strategy Account Option. Rates offered for new Terms may be different from those offered to new investors or offered to you at Contract issuance.
Before selecting a Strategy Account Option for investment, you should consider in consultation with your financial professional the limits on Index gains that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Term length, a Strategy Account Option that provides less potential for Index gains will tend to have more protection from Index losses. Conversely, assuming the same Index and Term length, a Strategy Account Option that provides more potential for Index gains will generally tend to have less protection from Index losses.
Applying the Downside Parameter (Buffer):
When the Index Change is negative, the Buffer will limit the negative Index Credit to the Strategy Account Option at the Term End Date.
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If you elect a Strategy Account Option with Dual Direction with Cap, when the Index Change on the Term End Date is negative but within or equal to the Buffer Rate, your Contract gains value up to the absolute value of any negative Index performance. Your Contract will incur loss for negative Index performance beyond the Buffer Rate. For example, if the Index Change is –10% and your Buffer Rate is 10%, your Index Credit Rate would be 10%. Alternatively, if the Index Change is -13% and your Buffer Rate is 10%, your Index Credit Rate would be -3%.

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If you elect a Strategy Account Option with Dual Direction Trigger with Cap, when the Index Change on the Term End Date is negative but does not exceed the Buffer Rate, your Contract gains value equal to the Trigger Rate. Your Contract will incur a loss only for negative Index performance that exceeds the Buffer Rate. For example, if the Index Change is –6%, your Buffer Rate is 10%, and your Trigger Rate is 3%, your Index Credit Rate would be 3% reflecting the Trigger Rate because the negative Index performance did not exceed the Buffer Rate. Alternatively, if the Index Change is –13%, your Buffer Rate is 10%, and your Trigger Rate is 3%, your Index Credit Rate would be –3% reflecting the portion of loss beyond the Buffer Rate. The Trigger Rate does not apply because the negative Index performance exceeded the Buffer Rate.
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If you elect a Strategy Account Option with Cap Secure, the Buffer is applied to the Index performance for each year of the multi-year Term. If the Index performance in multiple years is negative, losses in excess of the Buffer Rate for multiple years can compound and will impact the Index Credit on the Term End Date. For example, if the annual Index Change is -15% and your Buffer Rate is 10%, your adjusted annual Index performance is -5% on that Contract Anniversary. The adjusted annual Index performance on each Contract Anniversary within the multi- year term would be compounded to establish the Index Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is -5% on each Contract Anniversary for a six-year term, the Index Credit Rate on the Term End Date would be -26.49% ({(1-5%)^6}-1 = -26.49%).
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For all Strategy Account Options other than those with Dual Direction with Cap, Dual Direction Trigger with Cap or Cap Secure, when the Index Change on the Term End Date is negative, your Contract will incur a loss only to the extent that the Strategy Account Option’s Buffer does not protect you from loss. The Buffer provided by a Strategy Account Option will depend on its Buffer Rate. We currently only offer Strategy Account Options with Buffers as the downside protection. Due to the operation of the Buffer, your Contract will incur loss for negative Index performance beyond the Buffer Rate. If the negative Index performance does not go beyond the Buffer Rate, you will not incur any loss because of that negative Index performance. For example, if the Index Change is negative 15% and your Buffer Rate is 10%, your Index Credit Rate would be negative 5%.
•
There is no guarantee that Strategy Account Options that limit Index losses will always be offered. We reserve the right to add, replace or remove Strategy Account Options offered and limit the number of Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.
The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options other than those with Lock Upside Parameter is 10%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change during a Term or from one Term to the next. The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer Rate of 1%. The current Lock Buffer Rates listed in the Rate Sheet Supplement that must accompany this prospectus can be superseded at any time. At least 10 days before we change the current Lock Buffer Rates for the new Term, the new Rate Sheet Supplement will be filed with the Securities and Exchange Commission. You may obtain the latest copy of the Rate Sheet Supplement by visiting www.corebridgefinancial.com/rila-documents or calling (800) 445-7862.
All Rate Sheet Supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-277203. Current Lock Buffer Rates will also be available from your financial representative and available online at www.corebridgefinancial.com/rila-renewals-and-rates. For past Lock Buffer Rates, see "Appendix G: Historical Lock Buffer Rates" or call the Annuity Service Center at (800) 445-7862.
We set the Buffer Rates for each Strategy Account Option at our sole discretion. We consider various factors in determining the Buffer Rates, including the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends and competitive factors.
Before selecting a Strategy Account Option for investment, you should consider in consultation with your financial professional the limits on Index losses that may be appropriate for you based on your risk tolerance, investment horizon and financial goals. Generally, assuming the same Index and Term length, a Strategy Account Option that provides more protection from Index losses will tend to have less potential for Index gains. Conversely, assuming the same Index and Term length, a Strategy Account Option that provides less protection from Index losses will generally tend to have more potential for Index gains.
Each of these parameters are described in additional detail below. For more information about how gains and losses are calculated on the Term End Date, as well as about Interim Values and Performance Capture, including examples, see “Valuing your Investment in a Strategy Account Option.”
We will always offer at least one Strategy Account Option that is either currently offered or is substantially similar to one that is currently offered as of the date of this prospectus. Please note the Index for that Strategy Account Option remains subject to our right of substitution. See “Valuing your Investment in a Strategy Account Option – Index Substitutions.” We may not offer any other Strategy Account Options for investment in the future. You may not be able to invest in a particular Strategy Account Option in the future, even if it was previously made available to you.
Examples
The following examples illustrate how we calculate and credit Index Credit under each Strategy Account Option assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals. The examples are not a representation of past or future performance for any Strategy Account Option. Actual performance may be greater or less than those shown. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index performance.
Calculations are rounded for the purpose of the examples.
1. Upside Parameter: Calculating Gain for a Strategy Account Option with Cap
On the Term End Date for a Strategy Account Option with Cap, if the Index Change is positive or zero, we use the Cap Rate to calculate your gain, if any. We calculate your Index Credit Rate using the Cap as follows:
•
If the Index Change is positive and less than or equal to the Cap Rate, your Index Credit Rate will equal the Index Change.
•
If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
•
If the Index Change is zero, your Index Credit Rate will equal zero.
•
If the Index Change is negative, your Index Credit Rate will be offset by the Buffer.
You will not participate in any Index performance beyond the Cap Rate. The Cap Rate limits the upside potential of your investment.
For each Strategy Account Option with Cap, we may declare a new Cap Rate for new Terms, subject to the applicable guaranteed minimum Cap Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date using a Cap. Both examples assume a Cap Rate of 5%.
Hypothetical Examples of the Cap
(Assuming a Cap Rate of 5%)

12%
5%
2%
2%
Example 1:
+2% Index
Change
Example 2:
+12% Index
Change
Index Change on the Term End Date
Index Credit Rate
5% Cap Rate

•
In the first example, the Index Change is +2%, which does not exceed the Cap Rate, so your Index Credit Rate would be +2%.
•
In the second example, the Index Change is +12%, which exceeds the Cap Rate, so your Index Credit Rate would be equal to the Cap Rate of +5%.

2. Upside Parameter: Calculating Gain for a Strategy Account Option with Trigger
On the Term End Date for a Strategy Account Option with Trigger, if the Index Change is greater than or equal to zero, we use the Trigger Rate to calculate your gain. We calculate your Index Credit Rate using the Trigger as follows:
•
If the Index Change is positive and less than or equal to the Trigger Rate, your Index Credit Rate will equal the Trigger Rate.
•
If the Index Change is positive and exceeds the Trigger Rate, your Index Credit Rate will equal the Trigger Rate.
•
If the Index Change is zero, your Index Credit Rate will equal the Trigger Rate.
•
If the Index Change is negative, your Index Credit Rate will be offset by the Buffer.
You will not participate in any Index performance beyond the Trigger Rate. The Trigger Rate limits the upside potential of your investment.
For each Strategy Account Option with Trigger, we may declare a new Trigger Rate for new Terms, subject to the applicable guaranteed minimum Trigger Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date using a Trigger. Both examples assume a Trigger Rate of 4%.
Hypothetical Examples of the Trigger
(Assuming a Trigger Rate of 4%)

12%
4%
4%
2%
Example 1:
+2% Index
Change
Example 2:
+12% Index
Change
Index Change on the Term End Date
Index Credit Rate
4% Trigger Rate

•
In the first example, the Index Change is +2%, which is less than or equal to the Trigger Rate, so your Index Credit Rate would be equal to the Trigger Rate of +4%.
•
In the second example, the Index Change is +12%, which exceeds the Trigger Rate, so your Index Credit Rate would be equal to the Trigger Rate of +4%.
3. Upside Parameter: Calculating Gain for a Strategy Account Option with Dual Direction with Cap
On the Term End Date for a Strategy Account Option with Dual Direction with Cap, if the Index Change is positive, zero, or negative up to the Buffer Rate, we use the Cap Rate or the absolute value of the Index Change to calculate your gain, if any. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of –10% is 10.
•
If the Index Change is between the Cap Rate, and the Buffer Rate (or equal to either), your Index Credit will equal the absolute value of the Index Change.
•
If the Index Change is positive and exceeds the Cap Rate, your Index Credit Rate will equal the Cap Rate.
•
If the Index Change is zero, your Index Credit Rate will equal zero.

You will not participate in any Index performance beyond the Cap Rate when the Index Change is positive. The Cap Rate limits the upside potential of your investment.
For each Strategy Account Option with Cap, we may declare a new Cap Rate for new Terms, subject to the applicable guaranteed minimum Cap Rate.
The illustration below includes four examples of how we calculate the Index Credit Rate on the Term End Date using a Dual Direction with Cap. All examples assume a Cap Rate of 5% and a Buffer Rate of 10%.
Hypothetical Examples of the Dual Direction Buffer with Cap
(Assuming a Cap Rate of 5% and a Buffer Rate of 10%)

12%
5%
7%
2%
2%
-7%
-2%
-12%
Example 1: +2% Index Change
Example 2: +12% Index Change
Example 3: -7% Index Change
Example 4: -12% Index Change
Index Change on the Term End Date
Index Credit Rate
-10% Buffer Rate
5% Cap Rate

•
In the first example, the Index Change is +2%, which does not exceed the Cap Rate, so your Index Credit Rate would be +2%.
•
In the second example, the Index Change is +12%, which exceeds the Cap Rate, so your Index Credit Rate would be equal to the Cap Rate of +5%.
•
In the third example, the Index Change is -7%, and within or equal to the Buffer Rate, so your Index Credit Rate would be the absolute value of the negative Index Change, not limited by the Cap Rate, up to the Buffer Rate. Your Index Credit Rate would be +7%.
•
In the fourth example, the Index Change is -12%, which exceeds the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -2%.
4.  Upside Parameter: Calculating Gain for a Strategy Account Option with Dual Direction Trigger with Cap
On the Term End Date for a Strategy Account Option with Dual Direction Trigger with Cap, we calculate your Index Credit Rate as follows:
•
If the Index Change is positive and less than or equal to the absolute value of the Buffer Rate, your Index Credit Rate will equal the Trigger Rate.
•
If the Index Change is positive and exceeds the absolute value of the Buffer Rate, your Index Credit Rate will equal the positive Index Change up to the Cap Rate.
•
If the Index Change is negative and does not exceed the Buffer Rate, your Index Credit Rate will equal the Trigger Rate.
You will not participate in any Index performance above the Trigger Rate or the Cap Rate, as applicable. The Trigger Rate and the Cap Rate limit the upside potential of your investment.
For each Strategy Account Option with Dual Direction Trigger with Cap, we may declare a new Trigger Rate and Cap Rate for new Terms, subject to the applicable guaranteed minimum Trigger Rate and Cap Rate.

The illustration below includes three examples of how we calculate the Index Credit Rate on the Term End Date of a six year Term using a Dual Direction Trigger with Cap. All three examples assume a Cap Rate of 210%, a Buffer Rate of 20%, and a Trigger Rate of 15%.
Hypothetical Examples of the Buffer Dual Direction Trigger with Cap
(Assuming a Cap Rate of 210%, Buffer Rate of 20%, and a Trigger Rate of 15%)

250%
210%
100%
100%
15%
20%
15%
-10%
Example 1: +100% Index Change
Example 2: +250% Index Change
Example 3: -10% Index Change
Example 4: +20% Index Change
Index Change on the Term End Date
Index Credit Rate
-20% Buffer Rate
210% Cap Rate
15% Trigger Rate

•
In the first example, the Index Change is +100%, which exceeds the absolute value of the Buffer Rate, so your Index Credit Rate would be equal to the positive Index Change of 100%. Since the Index Change exceeds the absolute value of the Buffer Rate, the Trigger Rate does not apply. Since the Index Change is less than the Cap Rate, the Cap Rate does not apply, and Index Credit Rate is equal to the Index Change.
•
In the second example, the Index Change is +250%, which exceeds the absolute value of the Buffer Rate and the Cap Rate, so your Index Credit Rate would be equal to the Cap Rate of 210%. Since the Index Change exceeds the absolute value of the Buffer Rate, the Trigger Rate does not apply.
•
In the third example, the Index Change is –10%, which does not exceed the Buffer Rate, so your Index Credit Rate would be equal to the Trigger Rate of +15%.
•
In the fourth example, the Index Change is +20%, which does not exceed the absolute value of the Buffer Rate, so your Index Credit Rate would be equal to the Trigger Rate of +15%.
5.  Upside Parameter: Calculating Gain for a Strategy Account Option with Participation and Cap and a Strategy Account Option with Enhanced Participation and Cap
On the Term End Date for a Strategy Account Option with Participation and Cap and a Strategy Account Option with Enhanced Participation and Cap, if the Index Change on the Term End Date is positive, the value of your investment will increase. If the Index Change is zero, the value of your investment will neither increase nor decrease.
We calculate your Index Credit Rate by multiplying the Index Change by the Participation Rate and then applying the Cap. You participate in a percentage of the positive Index performance subject to a Cap, which may limit the upside potential of your investment.
•
A Participation Rate equal to 100% means that you will fully participate in positive Index performance subject to a Cap.
•
We will never declare a Participation Rate less than 100%.
•
A Participation Rate greater than 100% would have the effect of increasing your gains relative to the Index Change subject to a Cap.
•
If the Index Change is zero, your Index Credit Rate will equal zero.
•
If the Index Change is negative, your Index Credit Rate will be offset by the Buffer.

For each Strategy Account Option with Participation and Cap and for each Strategy Account Option with Enhanced Participation and Cap, we may declare a new Participation Rate and/or Cap Rate for new Terms, subject to the applicable guaranteed minimum Participation Rate and Cap Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date of a six year Term using Participation and Cap.
Hypothetical Examples of the Participation and Cap
(Assuming a Cap Rate of 200% and Participation Rates as listed)

250%
200%
150%
100%
Example 1:
+100% Index
Change
Example 2:
+250% Index
Change
Index Change on the Term End Date
Index Credit Rate
200% Cap Rate

•
In the first example, the Index Change is 100%, the Participation Rate is 150% and the Cap Rate is 200%, so your Index Credit Rate would be +150%. We calculate your Index Credit Rate by (i) first, multiplying the Index Change (100%) x Participation Rate (150%) = 150% and (ii) then applying the Cap Rate. Since 150% does not exceed the Cap Rate (200%), your Index Credit Rate would be 150%. Here, the Participation Rate had the effect of increasing your gains relative to the Index Change.
•
In the second example, the Index Change is 250%, the Participation Rate is 150% and the Cap Rate is 200%, so your Index Credit Rate would be +200%. We calculate your Index Credit Rate by (i) first, multiplying the Index Change (250%) x Participation Rate (150%) = 375% and (ii) then applying the Cap Rate. Since 375% exceeds the Cap Rate (200%), your Index Credit Rate would be 200%. Here, the Cap Rate had the effect of decreasing your gains relative to the Index Change.
The Cap Rate for a Strategy Account Option with Enhanced Participation and Cap may be lower than the Cap Rate for a Strategy Account Option with Participation and Cap. In such cases, the maximum Index Credit Rate you can earn under a Strategy Account Option with Enhanced Participation and Cap may be limited, even if its Participation Rate is higher. Because the Cap Rate limits participation in positive Index performance, a higher Participation Rate may not result in a higher Index Credit Rate applied at the Term End Date. As a result, you may receive a lower Index Credit Rate on a Strategy Account Option with Enhanced Participation and Cap than you would on a Strategy Account Option with Participation and Cap. The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date of a six year Term using Enhanced Participation and Cap.

Hypothetical Examples of the Enhanced Participation and Cap
(Assuming a Cap Rate of 100% and Participation Rates as listed)

150%
100%
75%
30%
Example 1:
+150% Index
Change
Example 2:
+30% Index
Change
Index Change on the Term End Date
Index Credit Rate
100% Cap Rate

•
In the first example, the Index Change is 150%, the Participation Rate is 200% and the Cap Rate is 100%, so your Index Credit Rate would be +100%. We calculate your Index Credit Rate by (i) first, multiplying the Index Change (150%) x Participation Rate (200%) = 300% and then (ii) applying the Cap Rate. Since 300% exceeds the Cap Rate (100%), your Index Credit Rate would be 100%. Here, the Cap Rate had the effect of decreasing your gains relative to the Index Change and although the Participation Rate was higher than that of the example above for a Strategy Account Option with Participation and Rate (Participation Rate of 200% vs. Participation Rate of 150%), your Index Credit Rate was lower because the Cap Rate was lower (Cap Rate of 100% vs. Cap Rate of 200%).
•
In the second example, the Index Change is 30%, the Participation Rate is 250% and the Cap Rate is 100%, so your Index Credit Rate would be +75%. We calculate your Index Credit Rate by (i) first, multiplying the Index Change (30%) x Participation Rate (250%) = 75% and (ii) then applying the Cap Rate. Since 75% does not exceed the Cap Rate (100%), your Index Credit Rate would be 75%. Here, the Participation Rate had the effect of increasing your gains relative to the Index Change.
6. Upside Parameter: Calculating Gain for a Strategy Account Option with Cap Secure
The Cap Secure Rate is guaranteed for the entire multi-year Term. We calculate your Index Credit Rate on the Term End Date by compounding the annual Index performance during the Term as follows:
•
If the Index Change is positive and less than or equal to the Cap Secure Rate on a Contract Anniversary, your Index performance for the Contract Year will equal the Index Change, then further adjusted based on a compounded calculation of the performance to date.
•
If the Index Change is positive and exceeds the Cap Secure Rate on a Contract Anniversary, your Index performance for that Contract Year will equal the Cap Secure Rate, then further adjusted based on a compounded calculation of the performance to date.
•
If the Index Change is zero on a Contract Anniversary, your Index performance for that Contract Year will equal zero, then further adjusted based on a compounded calculation of the performance to date.
•
If the Index Change is negative on a Contract Anniversary, your Index performance for that Contract Year will be offset by the Buffer, then further adjusted based on a compound calculation of the performance to date.
You will not participate in any annual Index performance beyond the Cap Secure Rate. The Cap Secure Rate limits the upside potential of your investment.
For each Strategy Account Option with Cap Secure, we may declare a new Cap Secure Rate for new Terms, subject to the applicable guaranteed minimum Cap Secure Rate.

The example below illustrates how we calculate the Index Credit Rate on the Term End Date using Cap Secure. The example assumes a Cap Secure Rate of 5% and a Buffer Rate of 10%.
Contract Anniversary	1	2	3	4	5	6	Term End Date Calculation
Annual Index Performance	5%	-8%	-18%	13%	1%	3%	N/A
Annual Index Performance (adjusted for Cap Secure and Buffer)	5%	0%	-8%	5%	1%	3%	N/A
Compounding Calculation of Annual Index Performance	105%	x 100% = 105.00%	x 92% = 96.60%	x 105% = 101.43%	x 101% = 102.44%	x 103% = 105.52%	= 105.5176%
Compounded Return	5.00%	5.00%	-3.40%	1.43%	2.44%	5.52%	N/A
Index Credit Rate							5.5176%
Index Credit Assuming $10,000 Strategy Base at Term End Date	N/A						$10,000 x 5.5176% = $551.76
Strategy Account Option Value	Interim Values apply up to Term End Date						$10,551.76
Note: This is a 6-year Term and the Index Credit Rate is not calculated until the Term End Date. Until that time, the Interim Value calculation applies. The annual Index performance calculated on each Contract Anniversary within a multi-year Term is used to calculate the Index Credit Rate on the Term End Date.
7. Upside Parameter: Calculating Gain for a Strategy Account Option with Lock
On any day up to and including the Term End Date for a Strategy Account Option with Lock Upside Parameter, we will provide (i) an Index Credit equal to the Lock Threshold if the positive Index Change meets or exceeds the Lock Threshold at Market Close and (ii) an Index Credit Rate equal to the Index Change on the Term End Date if the positive Index Change does not meet or exceed the Lock Threshold at Market Close.
•
If on any day during the Term, the Index Change meets or exceeds the Lock Threshold at Market Close, you will receive an Index Credit Rate equal to the Lock Threshold as of the date. Once this occurs, you will no longer participate in the Index performance, and you will not receive an additional Index Credit Rate on the Term End Date. After we apply the Index Credit Rate as of the date the Lock Threshold is met, you will be credited with the Lock Fixed Rate until the next Contract Anniversary and will be reduced on a dollar-for-dollar basis for any fees, charges, or Withdrawals deducted.
•
If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term, but is positive on the Term End Date, you will receive an Index Credit Rate equal to the Index Change on the Term End Date.
•
If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term and is zero on the Term End Date, your Index Credit Rate will equal zero.
•
If the Index Change does not meet the Lock Threshold at Market Close on any day during the Term and is negative on the Term End Date, the Index Credit Rate is offset by the Buffer.
You will not participate in any Index performance beyond the Lock Threshold. The Lock Threshold limits the upside potential of your investment.
For each Strategy Account Option with Lock Upside Parameter, we may declare a new Lock Buffer Rate for new Terms, subject to the guaranteed minimum Lock Buffer Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate using a Lock Upside Parameter. Both examples assume a Lock Threshold of 50%.

Hypothetical Examples of the Lock Upside Parameter
(Assuming a Lock Threshold of 50%)

55%
50%
20%
20%
Example 1: +20% Index Change
Example 2: +55% Index Change
Index Change
Index Credit Rate
50% Lock Threshold

•
In the first example the Lock Threshold of 50% is never met during the Term, so the Index Change is measured on the Term End Date. The Index Change is 20% so your Index Credit Rate would be 20%.
•
In the second example, the Index Change exceeds the Lock Threshold on a day during the Term and the Lock Threshold is met. Accordingly, an Index Credit Rate of 50% is credited as of the date the Lock Threshold is met and the Lock Fixed Rate is credited until the next Contract Anniversary.
8. Downside Parameter: Calculating Loss Using the Buffer for all Strategy Account Options except Dual Direction with Cap and Dual Direction Trigger with Cap
On the Term End Date for a Strategy Account Option other than those with Cap Secure, if the Index Change is negative, we use the Buffer to calculate your loss, if any. The Buffer Rate represents the percentage of your investment that is protected from loss. For instance, assuming a Buffer Rate of 10%, in extreme circumstances it is possible that you could lose 90% of your investment as a result of negative Index performance. With a Lock Buffer Rate of 1%, in extreme circumstances, it is possible you could lose 99% of your investment as a result of negative Index performance. A Buffer provides downside protection against negative Index performance up to the Buffer Rate. If the Index Change on the Term End Date is negative, the value of your investment will decrease if the Index Change exceeds the Buffer Rate.
For a Strategy Account Option with Cap Secure Upside Parameter, if the Index Change is negative on a Contract Anniversary, we use the Buffer to calculate your loss for that year, if any. The Buffer Rate represents the percentage of your investment that is protected from negative Index performance in each Contract Year. We calculate your Index Credit Rate on the Term End Date by compounding the annual Index performance during the Term. Losses can accumulate so that you could lose a percentage in excess of the Buffer Rate in multiple years of the Term. For example, if the Index Change each Contract Anniversary during a six-year Term is -45%, then each year Contract Anniversary the annual Index performance would be -35% assuming a 10% Buffer Rate, but at the end of the six-year Term the Index Credit Rate would be -92.46%.
We calculate your Index Credit Rate using the Buffer as follows:
•
If the negative Index Change is less than the Buffer Rate, your Index Credit Rate will equal 0%. Under these circumstances, the Buffer would provide complete protection from loss related to the negative Index performance.
•
If the negative Index Change exceeds the Buffer Rate, your Index Credit Rate will be a percentage equal to the excess negative Index Change over the Buffer Rate. Under these circumstances, the Buffer would provide only partial protection from loss related to the negative Index performance.
The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is applied to the performance on the Term End Date (or on each Contract Anniversary for Strategy Account Options with Cap Secure).

The illustration below includes three examples of how the Buffer applies when the Index Change is negative. Each example assumes a Buffer Rate of 10%.
Hypothetical Examples of the Buffer
(Assuming a Buffer Rate of 10%)

0%
0%
-1%
-10%
-13%
-3%
Example 1: -1% Index Change
Example 2: -10% Index Change
Example 3: -13% Index Change
Index Change on the Term End Date
Index Credit Rate
-10% Buffer Rate

•
In the first example, the Index Change is -1%, which does not go beyond the Buffer Rate, so the Buffer would completely protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.
•
In the second example, the Index Change is -10%, which is equal to the Buffer Rate, so the Buffer would protect you from loss related to the negative Index performance. Your Index Credit Rate would be 0%.
•
In the third example, the Index Change is -13%, which exceeds the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -3%.
9. Downside Parameter: Calculating Loss Using the Buffer for Dual Direction with Cap
On the Term End Date for a Strategy Account Option with Dual Direction with Cap, if the Index Change is negative but less than or equal to the Buffer Rate, then the Index Credit Rate will equal the absolute value of the negative Index Change. If the negative Index performance exceeds the Buffer Rate, your negative Index performance will equal the negative Index performance in excess of the Buffer Rate.
For negative performance within the Buffer Rate, Dual Direction with Cap provides downside protection against the negative Index performance up to the Buffer Rate, and credits you with the absolute value of the negative Index performance. For instance, assuming a Buffer Rate of 10%, Index performance of -5% would mean your Index Credit Rate will equal a positive 5%.
If the Index Change on the Term End Date exceeds the Buffer Rate, Index performance will equal only the negative performance in excess of the Buffer Rate. To continue with our example, we will presume a Buffer Rate of 10%. This time, assume the Index performance is -12%. Your Index Credit Rate in this instance would be -2%.
We calculate your Index Credit Rate using the Buffer as follows:
•
If the Index Change is negative and up to and including the Buffer Rate, then the Index Credit will be the absolute value of the negative Index Change, not limited by the Cap Rate, up to and including the Buffer Rate.
•
If the Index Change is negative and exceeds the Buffer Rate, your negative Index performance will equal the negative Index performance in excess of the Buffer Rate.
The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the Term, which can be more than one year.

The illustration below includes three examples of how the Dual Direction with Cap applies when the Index Change is negative. Each example assumes a Buffer Rate of 10% and a Cap Rate of 8%.
Hypothetical Examples of the Dual Direction with Cap
(Assuming a Buffer Rate of 10%)

2%
10%
-2%
-10%
-13%
-3%
Example 1: -2% Index Change
Example 2: -10% Index Change
Example 3: -13% Index Change
Index Change on the Term End Date
Index Credit Rate
-10% Buffer Rate

•
In the first example, the Index Change is -2%, which does not go beyond the Buffer Rate. The Dual Direction with Cap would provide a positive Index Credit Rate. Your Index Credit Rate would be +2%.
•
In the second example, the Index Change is -10%, which is equal to the Buffer Rate and does not go beyond the Buffer Rate. The Dual Direction with Cap would provide a positive Index Credit Rate. Your Index Credit Rate would be 10% because the negative performance is within the Buffer Rate and is not limited by the 8% Cap Rate.
•
In the third example, the Index Change is -13%, which exceeds the Buffer Rate, so the Buffer would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be -3%.
10.  Downside Parameter: Calculating Loss Using the Buffer for Dual Direction Trigger with Cap
On the Term End Date for a Strategy Account Option with Dual Direction Trigger with Cap, if the Index Change is negative and does not exceed the Buffer Rate, then the Index Credit Rate would equal the Trigger Rate. If the negative Index performance exceeds the Buffer Rate, your negative Index performance will equal the negative Index performance in excess of the Buffer Rate.
The Buffer provides limited downside protection. You assume the risk of loss for negative Index performance in excess of the Buffer Rate. Your losses could be significant. The Buffer is measured over the Term, which can be more than one year.
The illustration below includes three examples of how the Dual Direction Trigger with Cap applies when the Index Change is negative. Each example includes a Cap Rate of 100%, a Buffer Rate of 20%, and a Trigger Rate of 15%.

Hypothetical Examples of the Buffer Dual Direction Trigger with Cap
(Assuming a Cap Rate of 100%, Buffer Rate of 20%, and a Trigger Rate of 15%)

15%
15%
-10%
-20%
-25%
-5%
Example 1: -10% Index Change
Example 2: -20% Index Change
Example 3: -25% Index Change
Index Change on the Term End Date
Index Credit Rate
-20% Buffer Rate
15% Trigger Rate

•
In the first example, the Index Change is –10%, which does not exceed the Buffer Rate, so your Index Credit Rate would be equal to the Trigger Rate of +15%.
•
In the second example, the Index Change is –20%, which is equal to the Buffer Rate and does not go beyond the Buffer Rate, so your Index Credit Rate would be equal to the Trigger Rate of +15%.
•
In the third example, the Index Change is –25%, which exceeds the Buffer Rate so the Buffer Rate would only partially protect you from loss related to the negative Index performance. Your Index Credit Rate would be –5%.

Selecting Allocation Accounts for INvestment

WE RESERVE THE RIGHT TO ADD, REMOVE AND REPLACE ALLOCATION ACCOUNTS AS AVAILABLE INVESTMENT OPTIONS. ALLOCATION ACCOUNTS WILL ONLY BE ADDED, REMOVED OR REPLACED THROUGH AN AMENDMENT TO THIS PROSPECTUS.
IF WE REMOVE AN ALLOCATION ACCOUNT, IT WILL BE CLOSED SUCH THAT NO TRANSFERS WILL BE ALLOWED INTO THAT ALLOCATION ACCOUNT. IF YOU ARE CURRENTLY INVESTED IN AN ALLOCATION ACCOUNT AND IT IS REMOVED, YOU MAY REMAIN IN THAT ALLOCATION ACCOUNT UNTIL THE TERM END DATE.
WE GUARANTEE THAT WE WILL ALWAYS OFFER AT LEAST ONE STRATEGY ACCOUNT OPTION. PLEASE NOTE THE INDEX FOR THAT STRATEGY ACCOUNT OPTION REMAINS SUBJECT TO OUR RIGHT OF SUBSTITUTION. SEE “VALUING YOUR INVESTMENT IN A STRATEGY ACCOUNT OPTION – INDEX SUBSTITUTIONS.”
IF YOU ARE NOT COMFORTABLE WITH THE RISK THAT WE MAY NOT OFFER ALLOCATION ACCOUNTS IN THE FUTURE THAT ARE ATTRACTIVE TO YOU BASED ON YOUR PERSONAL PREFERENCES, RISK TOLERANCES, OR TIME HORIZON, OR WITH THE RISK THAT WE MAY OFFER ONLY A SINGLE STRATEGY ACCOUNT OPTION IN THE FUTURE, THIS CONTRACT IS NOT APPROPRIATE FOR YOU. YOU MAY SURRENDER YOUR CONTRACT IF THERE ARE NO ALLOCATION ACCOUNTS THAT YOU WISH TO SELECT, BUT THE SURRENDER MAY BE SUBJECT TO WITHDRAWAL CHARGES, WILL BE BASED ON AN INTERIM VALUE IF TAKEN BEFORE THE TERM END DATE FOR A STRATEGY ACCOUNT OPTION, MAY BE SUBJECT TO TAXES (INCLUDING A 10% FEDERAL TAX PENALTY IF TAKEN BEFORE AGE 59½), AND YOUR CONTRACT WILL TERMINATE.
The Strategy Account Options that are currently available for investment are listed in “Appendix A: Investment Options Available Under the Contract.” The Appendix does not include the current rates for the Strategy Account Options’ Upside Parameters, the Lock Buffer Rates, or the current annual interest rate for the Fixed Account Option (together, “current rates”) because we may declare new current rates for new Terms, subject to the guaranteed limits set forth in the Appendix. The current rates determine the Allocation Accounts’ potential for gain or loss. Therefore, it is important that you obtain and carefully review the current rates when selecting your investment options.
The following provides additional information about what to expect when selecting Allocation Accounts for investment:
If you are a new purchaser of the Contract and the Contract is issued within 60 days from the date the application was signed or the electronic order submission date, rates will be the better of the rates in effect on:
(1) the application-signed date or electronic order submission date, or
(2) the Contract Issue Date.
If the Contract Issue Date is not within the 60th day after the date the application is signed or the electronic order submission date, then rates will be those in effect on the Contract Issue Date.
Current Allocation Account rates will be available from your financial representative and are always available online at www.corebridgefinancial.com/rila-renewals-and-rates. Additionally, current Lock Buffer Rates are provided in the Rate Sheet Supplement that must accompany this prospectus. The rates applicable to your Purchase Payment will be stated in your Contract.
Term. The Term is the duration of an Allocation Account’s investment term, expressed in years. The Term is also the period during which the performance of a Strategy Account Option is linked to the performance of an Index. The Term begins on the Term Start Date and ends on the Term End Date. We currently offer Terms of 1 year, 3 years and 6 years.
Term End Date. If you are coming to a Term End Date, we will send you a Renewal Notice (which will include instructions to obtain then-current rates) at least ten (10) days before the Term End Date. We must receive your instructions before Market Close on the Term End Date. If the Term End Date is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date.
In the absence of instructions:
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Your Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates, Lock Buffer Rates, if applicable, declared for that Term. If the expiring Strategy Account Option with a 1-year Term is no longer available for investment, your Contract Value in the expiring Strategy Account Option will be transferred to the Fixed Account Option subject to the renewal interest rates.
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Any Contract Value in an expiring Strategy Account Option with a multi-year Term or in the Fixed Account Option will automatically be transferred or renewed to the Fixed Account Option, subject to the renewal interest rates.
Next Contract Anniversary after a Performance Capture or a Lock Threshold is met. Performance Capture is a feature offered for Strategy Account Options other than those with a Lock Upside Parameter that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.” It is important to understand, however, that you will not know the Interim Value at the time Performance Capture occurs, and you may be “capturing” a loss.
The Performance Capture feature is different from the Lock Upside Parameter. Also, the Strategy Account Options for which the Performance Capture feature is available are different from the Strategy Account Options that use Lock as an Upside Parameter. The Lock Upside Parameter is designed to limit your participation in positive Index performance if the Lock Threshold is met at Market Close on any day during the Term. If you select a Strategy Account Option with Lock Upside Parameter and the positive Index Change meets or exceeds the Lock Threshold at Market Close on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date.
If a Performance Capture for a Strategy Account Option occurs or a Lock Threshold is met at Market Close on any day during the Term for a Strategy Account Option with Lock Upside Parameter, on the next Contract Anniversary, you may transfer the amount held in the applicable Strategy Account Option to any Allocation Account that is available for investment. You must submit instructions to us before Market Close on the next Contract Anniversary. If the Contract Anniversary is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Contract Anniversary. In the absence of instructions, the Contract Value held (i) in a Strategy Account Option with a 1-year Term will be automatically renewed into the same Strategy Account Option and (ii) in a Strategy Account Option with a multi-year Term will be transferred to the Fixed Account Option. If the same 1-year Term Strategy Account Option is no longer available for investment, the amount held in the applicable Strategy Account Option will be transferred to the Fixed Account Option. All renewals and transfers are subject to current rates for the new Term.
We will send you a Renewal Notice (which will include instructions to obtain then-current rates) at least ten (10) days before the next Contract Anniversary, if you exercised a Performance Capture for a Strategy Account Option or a Lock Threshold is

met at Market Close for a Strategy Account Option with Lock Upside Parameter. If you exercised a Performance Capture for a Strategy Account Option or a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter within ten (10) days of the next Contract Anniversary, you may not receive a Renewal Notice and should obtain then-current rates online at www.corebridgefinancial.com/rila-renewals-and-rates or by contacting your financial representative. Current Lock Buffer Rates will also be provided in the Rate Sheet Supplement that must be accompanied with this prospectus, which will also be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-277203.
See “Transfers Between Allocation Accounts” for additional information.

CONTRACT VALUE AND CASH VALUE

Contract Value
Prior to annuitization, your Contract Value represents the value of your investment in your Allocation Accounts, which may include the Fixed Account Option and one or more Strategy Account Options. If you invest in a Strategy Account Option, your Contract Value will reflect the Interim Values of your investment on any day between the Term Start Date and the Term End Date.
On the Contract Issue Date, your Contract Value is equal to your Purchase Payment. After the Contract Issue Date, your Contract Value is the sum of all amounts invested in the Fixed Account Option and the Strategy Account Option(s).
After annuitization, your Contract does not have a Contract Value.
Cash Value
Prior to annuitization, your Cash Value represents the total amount that is available for Withdrawal or Surrender. Your Cash Value is equal to the Contract Value less any applicable Withdrawal Charges. Your Cash Value may be lower than or equal to your Contract Value. Your Cash Value will never be less than the minimum required by law as described below.
After annuitization, your Contract does not have a Cash Value.
Minimum Withdrawal Value
The Minimum Withdrawal Value is the amount prescribed by applicable state non-forfeiture law, and is the minimum amount required to be paid to you on Surrender, payment of a death benefit or upon annuitization. The Minimum Withdrawal Value is equal to a percentage, as set forth by applicable state law, of your Purchase Payment allocated to the Fixed Account Option, reduced for any Net Withdrawals and increased or decreased proportionally for transfers to and from the Fixed Account Option, all accumulated at the minimum non-forfeiture interest rate (which generally ranges from 0.15% to 3.00% depending on applicable state law).

Valuing Your Investment in a Strategy Account Option

Strategy Account Option Value
The value of your investment in a Strategy Account Option on any day during the Term is your Strategy Account Option Value. On the Term Start Date, the Strategy Account Option Value equals the Strategy Base. On the Term End Date, Your Strategy Account Option Value is calculated using the following formula:
Strategy Account Option Value = Strategy Base x (1 + Index Credit Rate)
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Index Credit Rate. The Index Credit Rate represents the percentage gain or loss that we apply to your Strategy Account Option on the Term End Date, the date a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter, or a Performance Capture Date, depending on the Strategy Account Option you are invested in. Your gain or loss can also be expressed as a dollar amount, which we refer to as the Index Credit. The Index Credit Rate and the Index Credit may be positive, negative, or zero. If a Lock Threshold is met at Market Close for a Strategy Account Option with Lock Upside Parameter, you will not be locking-in Interim Value and the Index Credit Rate will not be based on the Interim Value. For all Strategy Account Options, the Index Credit equals the Index Credit Rate multiplied by the Strategy Base at the end of the day prior to application of the Index Credit Rate.
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Strategy Base. Your Strategy Base generally represents your remaining investment in the Strategy Account Option (after a Withdrawal, fee or charge deducted from the Strategy Account Option).

The following is an example of how we calculate your Strategy Account Option Value on the Term End Date: Assume you invest $10,000 in a Strategy Account Option. On the Term Start Date, your Strategy Base is $10,000. On the Term End Date, your Strategy Base is still $10,000 if there were no deductions for fees, charges or Withdrawals before the Term End Date.
On the Term End Date, we will apply the Index Credit Rate to your Strategy Base to calculate your Strategy Account Option Value.
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Assuming an Index Credit Rate of +10%, your Strategy Account Option Value would equal $11,000 (i.e., $10,000 x (1 + 10%) = $11,000). The Index Credit is +$1,000.
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Assuming an Index Credit Rate of -10%, your Strategy Account Option Value would equal $9,000 (i.e., $10,000 x (1 + -10%) = $9,000). The Index Credit is -$1,000.
Any fees or charges deducted on the Term End Date will be deducted on a dollar-for-dollar basis from your Strategy Account Option Value after the Index Credit is applied. See “Fees, Charges and Adjustments.”
On any day between the Term Start Date and the Term End Date, your Strategy Account Option Value is equal to the Interim Value for the Strategy Account Option. See “Interim Values.”
Negative Adjustments to Strategy Base
On the Term Start Date, your Strategy Base equals the dollar amount that you allocated to that Strategy Account Option. Your Strategy Base for that Strategy Account Option will not change unless a fee or charge is deducted from that Strategy Account Option, or if you take any type of Withdrawal from that Strategy Account Option before the Term End Date, in which case your Strategy Base will be subject to a Negative Adjustment at that time. The Negative Adjustment is a proportionate reduction to your Strategy Base. It is derived by reducing your Strategy Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the Withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).
A Negative Adjustment to your Strategy Base could result in less gain (if any) on the Term End Date, perhaps significantly less gain, because the Index Credit Rate will be applied to a lower Strategy Base. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment to your Strategy Base, including fees and charges that are periodically deducted from your Contract. A Negative Adjustment to your Strategy Base may be greater than or less than the amount withdrawn or the fee or charge deducted. There is no way to increase your Strategy Base during a Term, and therefore no way to reverse or offset the impact of a Negative Adjustment to your Strategy Base.
For example, assume that your Strategy Base on the Term Start Date for a Strategy Account Option is $10,000. Further, assume on a given day before the Term End Date that there is a deduction as a result of fees or Withdrawals from that Strategy Account Option, on which day your Interim Value is $9,500 (before any deductions for fees or Withdrawals) and a total of $475 in fees or Withdrawals is deducted from that Strategy Account Option on that date. The $475 deduction would reduce your Interim Value to $9,025, representing a 5% reduction in your Interim Value (i.e., $475 / $9,500 = 5%). As such, your Strategy Base would likewise be reduced by 5% from $10,000 to $9,500 (i.e., ($10,000 x (1 + -5%) = $9,500), a Negative Adjustment to the Strategy Base of $500. Please note that in this example, the Negative Adjustment to the Strategy Base ($500) was greater than the reduction in the Interim Value (-$475).
Continuing this example to the Term End Date, assume that there are no other deductions as a result of fees, charges, or Withdrawals from that Strategy Account Option before the Term End Date:
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Assuming an Index Credit Rate of +10%, your Strategy Account Option Value would equal $10,450 (i.e., $9,500 x (1 + 10%) = $10,450). The Index Credit is +$950. In comparison, had your original Strategy Base of $10,000 not been subject to the Negative Adjustment earlier in this example, the Strategy Account Option Value would have equaled $11,000 (i.e., $10,000 x (1 + 10%) = $11,000), and the Index Credit would have been +$1,000.
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Assuming an Index Credit Rate of -10%, your Strategy Account Option Value would equal $8,550 (i.e., $9,500 x (1 + -10%) = $8,550). The Index Credit is -$950. In comparison, had your original Strategy Base of $10,000 not been subject to the Negative Adjustment earlier in this example, the Strategy Account Option Value would have equaled $9,000 (i.e., $10,000 x (1 + -10%) = $9,000), and the Index Credit would have been -$1,000.
Interim Values
We calculate the Interim Value of your investment in a Strategy Account Option each day between the Term Start Date and the Term End Date. The Interim Value on a given day determines the amount available from that Strategy Account Option for Withdrawals, Surrender, and the other transactions listed below. The Interim Value is designed to shift investment risk from us to you to protect us from loss when having to pay out amounts from a Strategy Account Option prematurely. Withdrawals or Surrenders cause the Interim Value to be recalculated and could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount of the amount withdrawn, or the fee or charge deducted. The Buffer is not reflected in the calculation of Interim Value. The Interim Value is calculated at the end of the Business Day.
The Interim Value for a Strategy Account Option will generally change each day, and the change may be positive or negative compared to the last day (even when the Index has increased in value). You should understand that the Interim Value for a Strategy Account Option on a day will not impact your investment in that Strategy Account Option unless one of the following transactions occurs on that day:
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A fee or charge is deducted from the Strategy Account Option;
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An amount is deducted from the Strategy Account Option due to a Surrender or Withdrawal (including a systematic Withdrawal, required minimum distribution, free Withdrawal amounts or any other Withdrawal);
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The Contract is annuitized; or
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The death benefit is paid.
In any of those circumstances, including the deduction of a periodic fee, the transaction will be processed based on the Interim Value for that Strategy Account Option on that day. If you have multiple ongoing Terms for Strategy Account Options that have different Term End Dates, the transactions listed above will be based on an Interim Value for some or all of your Strategy Account Options. For as long as you have multiple ongoing Terms for Strategy Account Options, there may be no time that any such transaction can be performed without the application of at least one Interim Value.
When a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied on the Term End Date. This means that there could be significantly less money available under your Contract for Withdrawals, a Surrender, annuitization and the death benefit. The application of an Interim Value may result in a loss to an Owner even if the reference Index at the time of Withdrawal or Surrender or other transaction listed above is higher than on the Term Start Date. Generally, the earlier a Withdrawal, Surrender, or distribution for an annuity income payment or death benefit payment occurs during the Term, the greater the amount of the Interim Value adjustment. If you use the Performance Capture to capture an Interim Value that is lower than the amount you invested in that Strategy Account Option on the Term Start Date, you may be capturing a loss.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative. The Interim Value can fluctuate daily and the current value quoted may differ than the actual value at the time of adjustment. Our process for calculating Interim Values, including examples, is explained in detail in the Statement of Additional Information. Please see “Contract Adjustment” in the Statement of Additional Information for the formula used to calculate the Interim Value.
Index Substitutions
During a Term, if an Index is discontinued or if the calculation of the Index is substantially changed by the Index provider, or if the Index Values should become unavailable for any reason, we may substitute the Index with a new Index once we obtain all necessary regulatory approvals. We will notify you of any such substitution in writing. We will seek to notify you at least 30 days prior to substituting an Index for any Strategy Account Option in which you are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of our control, we will provide notice of the substitution as soon as practicable. If we substitute an Index, we will select a new Index that we determine in our judgment is comparable to the original Index. We may look at factors which include, but are not limited to, asset class, index composition, strategy, and index liquidity.
If we substitute an Index during a Term, we will calculate the Index Change using the original Index up until the substitution date. After the substitution date, we will calculate the Index Change using the replacement Index, but with a revised initial Index Value for the replacement Index. The revised initial Index Value for the replacement Index will reflect the Index Change for the original Index from the Term Start Date to the substitution date. We will use a similar process if multiple substitutions occur during a Term. The substitution of an Index will have no impact on the Strategy Account Option’s Term, Upside Parameter, Buffer, or any other features or rates for that Strategy Account Option other than the Index to which the Strategy Account Option is linked.

This example is intended to show how we would calculate the Index Change during a Term in which an Index was substituted.
Index Change on substitution date for original Index
Initial Index Value for original Index	1000
Index Value for original Index on substitution date	1050
Index Change for original Index on substitution date	(1050 / 1000) – 1 = 5%
This 5% Index Change on the substitution date is then used to calculate the revised Initial Index Value for the replacement Index.
Revised Initial Index Value for replacement Index
Index Change for original Index on substitution date	5%
Index Value for replacement Index on substitution date	1000
Revised Initial Index Value for replacement Index	1000/(100% +5%) = 952.38
The Index Change calculation for that Term is then based on the change between the revised Initial Index Value for the replacement Index, and the Final Index Value for the replacement Index.
Assuming the Final Index Value for the replacement Index is 1010.52, then the Index Change on the Term End Date will be 6.10% ((1010.52 - 952.38) / 952.38).
Performance Capture
The Contract includes a “Performance Capture” feature for Strategy Account Options other than those with a Lock Upside Parameter that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.”
If you elect a Strategy Account Option with Performance Capture, you may elect a manual Performance Capture and/or change your automatic Performance Capture settings, if available, before Market Close on any day prior to the five (5) days before the Term End Date. If you exercise Performance Capture for a Strategy Account Option, your Interim Value for that Strategy Account Option on the Performance Capture Date will be “captured” by the Company at the next Interim Value calculated at Market Close. You may exercise Performance Capture, as applicable, for one, some, or all of the Strategy Account Options for which it is available. If you have multiple ongoing Terms for the same Strategy Account Option, you may exercise Performance Capture for one, some, or all of them. You may decide not to exercise Performance Capture at all. Once a Performance Capture occurs during a Term, the “captured” value of your investment in the Strategy Account Option will be credited with a daily interest at the Performance Capture Fixed Rate until the next Contract Anniversary.
If you exercise Performance Capture, you will be “capturing” an Interim Value. Interim Values fluctuate daily, positively or negatively, and may be unfavorable to you. If you capture an amount that is lower than the amount you invested in that Strategy Account Option on the Term Start Date, you may be capturing a loss. Captured amounts held in the applicable Strategy Account Option will not participate in any Index performance (positive or negative) after the date of capture. No Index Credit will be applied on the Term End Date of the Strategy Account Option for which you exercised Performance Capture. Depending on when you exercised Performance Capture, your investment might not participate in Index performance for up to one year.
You may “manually” exercise Performance Capture, if available, on any day prior to the five (5) days before the Term End Date, in which case we will capture the next Interim Value calculated after we receive your request in Good Order.
For certain Strategy Account Options, you may also exercise Performance Capture “automatically” based on a target performance gain that you provide us in advance, if available with the Strategy Account Option you choose. If you wish to enroll in this feature, you must provide us with instructions that identify a target performance gain percentage. After you enroll, Performance Capture will be automatically exercised if your Interim Value is greater than your Strategy Base by the percentage you specified. For instance, if you instruct us to exercise Performance Capture on any day that would capture at least a 5% gain, Performance Capture will be automatically exercised on any day that the Interim Value is at least 5% greater than your Strategy Base. The amount “captured” will not be the amount you initially allocated to the Strategy Account Option increased by the specified percentage if the Strategy Base has decreased due to Withdrawals or the deduction of fees and charges, and the Negative Adjustment. You may be “capturing” a loss. For example, if the amount initially allocated is $10,000, but the Strategy Base is $8,000 due to prior Withdrawals from that Strategy Account Option, then an Interim Value would automatically “capture” at $8,400 (1.05 x $8,000), not $10,500 (1.05 of $10,000). You may cancel or change your Performance Capture instructions before Market Close on any Business Day prior to the five (5) days before the Term End Date if Performance Capture has not occurred.

If you submit instructions with your Contract application for Performance Capture to be automatically exercised for a Strategy Account Option, those instructions will apply to your Purchase Payment allocated to that Strategy Account Option. Those instructions will not apply to any other Strategy Account Option or any future Term. You must submit separate instructions to exercise Performance Capture automatically in those instances.
If you exercise Performance Capture manually, you won’t know the captured Interim Value in advance. The captured Interim Value may be lower or higher than the Interim Value that was last calculated before you submitted your request. If you exercise Performance Capture automatically, you will not know the captured Interim Value in advance, but the captured Interim Value will be triggered by the target performance gain that you set in advance. We will not provide advice or notify you regarding whether you should exercise the Performance Capture feature or the optimal time for doing so. We will not warn you if you exercise the Performance Capture feature at a sub-optimal time. We are not responsible for any losses related to your decision to exercise the Performance Capture feature.
You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss. You should speak with your financial representative before exercising Performance Capture.
You should obtain the current Interim Value and discuss with your financial representative before executing a Performance Capture, although because of its daily fluctuation this value may be more or less than the value that will be “captured”. You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative.
On the Performance Capture Date, the amount captured in the applicable Strategy Account will equal the captured Interim Value. Thereafter, until the next Contract Anniversary, that amount will be credited the Performance Capture Fixed Rate each day and will be reduced on a dollar-for-dollar basis for any fees, charges, or Withdrawals deducted.
The Performance Capture feature is different from the Lock Upside Parameter. Also, the Strategy Account Options for which the Performance Capture feature is available are different from the Strategy Account Options that use Lock as an Upside Parameter. The Lock Upside Parameter is designed to limit your performance in positive Index performance if the Lock Threshold is met at Market Close on any day during the Term. If you select a Strategy Account Option with Lock Upside Parameter and the positive Index Change meets or exceeds the Lock Threshold on any day during the Term, you will receive an Index Credit Rate equal to the Lock Threshold as of that date.
The table in “Appendix A: Investment Options Available Under the Contract” shows the Strategy Account Options that include Performance Capture as a feature versus the Strategy Account Options that include Lock as an Upside Parameter.
Once you Performance Capture, the amount held in the applicable Strategy Account Option will remain there until the next Contract Anniversary unless withdrawn or annuitized. On the next Contract Anniversary, you may transfer the amount held in the applicable Strategy Account Option to any Allocation Account that is available for investment. We must receive your instructions at least five (5) days before the next Contract Anniversary. In the absence of instructions, the amount held in an applicable Strategy Account Option with a 1-year Term will be automatically renewed into the same Strategy Account Option for which you exercised Performance Capture and the amount held in an applicable Strategy Account Option with multi-year Term, will be transferred to the Fixed Account Option. If a Strategy Account Option with a 1-year Term is no longer available for investment, such amount will be transferred to the Fixed Account Option.
Other information about Performance Capture:
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Exercise of a Performance Capture is irrevocable.
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The instructions for an automatic Performance Capture can be changed or revoked any day prior to the five (5) days before the Term End Date.
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There is no limit on the number of times that you may exercise Performance Capture during the Accumulation Phase, but it may be exercised only once during any single Term for any single Strategy Account Option.
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If you have multiple ongoing Terms for the same Strategy Account Option, you may exercise Performance Capture for one, some, or all of them. You may provide separate manual or automatic Performance Capture instructions for any such Term.
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If you exercise Performance Capture multiple times (for different Strategy Account Options) within a one year period, amounts held in the applicable Strategy Account Option that are attributable to one exercise of Performance Capture will be treated as distinct from any amounts attributable to another exercise of Performance Capture for purposes of crediting interest; deducting fees, charges, and Withdrawals; and transferring amounts from the applicable Strategy Account Option on the next Contract Anniversary.

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We may change the Performance Capture Fixed Rate at each Contract Anniversary, subject to a guaranteed minimum interest rate of 0.25%. If you are invested in a Strategy Account Option with a multi-year Term, your Performance Captured Fixed Rate may change from one Contract Anniversary to the next within the Term. Once a Strategy Account Option is Performance Captured, the Performance Capture Fixed Rate used to credit daily interest will not change before the next Contract Anniversary when the value is eligible for transfer. For any date on which a fee, charge, or Withdrawal is deducted from the applicable Strategy Account Option, daily interest will have been credited before the deduction of the fee, charge, or Withdrawal.

The Indices

Each Strategy Account Option credits interest based on the performance of one of the following Indices:
S&P 500® Index. The S&P 500® Index was established by Standard & Poor’s. The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500® Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
Nasdaq-100 Index®. The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market. The Index includes equities of companies across major industry groups including computer hardware and software, telecommunications, and retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies. The Nasdaq-100 Index® is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
MSCI EAFE Index. The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia, and the Far East, excluding U.S. and Canada.
Russell 2000® Index. The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3,000® Index, which is made up of the 3,000 biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
The Index Value is the closing value of the Index for that day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the prior Business Day.
We rely on the Index Values reported to us by a third-party when administering the Contract.
The Indices track, directly or indirectly, the performance of a specific basket of stocks or other assets considered to represent a particular market or sector. By investing in a Strategy Account Option that is linked to the performance of an Index, you are not investing in the Index (it is not possible to invest directly in the Index) or the companies that comprise the indices and you have no rights with respect to the Index or any companies whose securities comprise the Index. The Indices are price return indices and therefore do not reflect dividends paid on the securities comprising the Index. See “Risk Factors – Index Risk.”
Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical 10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Strategy Account Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period and limit on Index gains and losses than the Strategy Account Options, and does not reflect Contract fees and charges, including Withdrawal Charges or Negative Adjustments to Interim Value, which reduce performance.

S&P 500® Index

This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
Nasdaq-100 Index®

This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.

MSCI EAFE Index

This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
Russell 2000® Index

This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
You may request additional information about each Index from your financial representative.

Transfers Between Allocation Accounts

You may transfer Contract Value between Allocation Accounts only at certain times during the Accumulation Phase. You are permitted to transfer Contract Value from an Allocation Account in which you are currently invested only on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) for that Allocation Account. Contract Value transferred into an Allocation Account cannot be applied to an ongoing Term. This means that when you transfer Contract Value between Allocation Accounts, the transfer will start a new Term for the Allocation Account receiving the transfer. Once you switch from the Accumulation Phase to the Income Phase, transfers will not be permitted.
You may transfer Contract Value among the Allocation Accounts, free of charge, or renew your Strategy Account Option Value into the same Strategy Account Option for a new Term, if available, on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met). Transfers are not permitted during a Term (except transfers permitted on the next Contract Anniversary after a Performance Capture). You may transfer Contract Value into one or more of the available Strategy Account Options and the Fixed Account Option.
Transfer requests must be provided before Market Close on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met). If the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date (or Contract Anniversary after a Performance Capture) “Market Close” is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m. Eastern Time.
If we do not receive transfer instructions from you within the appropriate time frame, we will automatically transfer or renew, as applicable, your Strategy Account Option and/or Fixed Account Option Value as follows:
•
Your Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates and Lock Buffer Rates, if applicable, declared for that Term. If your Contract Value is invested in a Strategy Account Option with a 1-year Term that is no longer available for investment, the Contract Value in the expiring Strategy Account Option will automatically be transferred to the Fixed Account Option, subject to the renewal interest rate, and will remain there until you provide transfer instructions. The Contact Value automatically transferred to the Fixed Account Option in the absence of transfer instructions cannot be transferred to another available Strategy Account Option until the next Contract Anniversary.
•
Any Contract Value in an expiring Strategy Account Option with a multi-year Term or Fixed Account Option will automatically be transferred or renewed to the Fixed Account Option, subject to the applicable renewal interest rates. Amounts that are automatically renewed or transferred in the absence of transfer instructions cannot be transferred until the next Contract Anniversary.
We will notify you at least ten (10) days prior to the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) explaining the Strategy Account Options available to you for transfer on the Term End Date (or Contract Anniversary after a Performance Capture or a Lock Threshold is met) and directing you to our website where you can view the renewal interest rates and current Strategy Account Option rates declared for the next Term.
We require certain minimum Contract Value in connection with Strategy Account Options. You must maintain at least $100 per Strategy Account Option you transferred Contract Value to.
Telephone and Electronic Authorization
We may accept transfers by telephone or other electronic means unless you tell us not to on your Contract application. When receiving instructions over the telephone or other electronic means, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or by other electronic means. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone and/or electronic device transfer instructions at all times. Any telephone, fax or other electronic device, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax, other electronic device and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address below.
We reserve the right to modify, suspend or terminate telephone, fax and/or other electronic device transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise, they will not be considered received by us.
Telephone: (800) 445-7862
Internet: www.corebridgefinancial.com/annuities

Terms Extending Beyond the Latest Annuity Date

Your Latest Annuity Date is the first Contract Anniversary following your 95th birthday. If your Contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. When allocating Contract Value at a Term End Date among the available Allocation Accounts, you may not invest in any Strategy Account Option that has a Term that extends beyond the Latest Annuity Date. For example, an Owner aged 93 cannot allocate Contract Value to a Strategy Account Option with a 3-year or 6-year Term. If there is no eligible Strategy Account Option, only the Fixed Account Option will be available for investment. See “Annuity Income Options (Income Phase).”

Access TO Your Money

You can access money in your Contract in one of the following ways:
•
Partial Withdrawal or Surrender;
•
Systematic Withdrawal; or
•
Annuity Income Payment (during the Income Phase).
Withdrawals made prior to age 59½ may result in a 10% Federal tax penalty. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your Contract. See “Taxes.”
Minimum Withdrawal Amount and Minimum Contract Value Remaining after a Withdrawal
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)
The Contract Value left in any Allocation Account must be at least $100 after a Withdrawal.
(2)
The total Contract Value must be at least $2,500 after a Withdrawal.
Where permitted by state law, we may terminate your Contract if your Contract Value is less than $2,500 as a result of Withdrawals and/or fees and charges. We will provide you with 60 days written notice that your Contract is being terminated. At the end of the notice period, we will distribute the remaining Contract Value to you.
Free Withdrawal Amount
Your Contract provides for a free Withdrawal amount each Contract Year which allows you to Withdraw a portion of your Contract Value without being subject to a Withdrawal Charge. This amount is referred to as the "free Withdrawal amount”. The free Withdrawal amount is still subject to Interim Values and a Negative Adjustment if a Withdrawal or other transaction occurs prior to the Term End Date, forfeiture of Index Credit Rates, proportionate reductions to the optional Return of Purchase Payment Death Benefit, taxes, and potential tax penalties.
Your maximum annual free Withdrawal amount equals 10% of the previous Contract Anniversary Contract Value (and if withdrawn in the first Contract Year, the Purchase Payment amount).
If, in any Contract Year, you choose to take less than the full free Withdrawal amount, you may not carry over the unused amount as an additional free Withdrawal amount in subsequent years.
Assessment of Withdrawal Charges
We deduct a Withdrawal Charge applicable to any amount of a partial Withdrawal or Surrender in excess of your free Withdrawal amount made before the end of the Withdrawal Charge Period. Before purchasing this Contract, you should consider the effect of Withdrawal Charges on your investment if you need to withdraw more than the annual free Withdrawal amount during the Withdrawal Charge Period, and you should discuss with your financial representative.
The Withdrawal Charge percentage is determined by the number of years the Purchase Payment has been in the Contract at the time of the Withdrawal. See “Fees, Charges and Adjustments – Withdrawal Charges.”
If you take a Withdrawal or Surrender before the Term End Date of a Strategy Account Option, or periodic fees and charges are deducted, or annuitization or death benefit payments occur, it will reduce the Interim Value of your investment in that Strategy Account Option. The Interim Value is the amount in the Strategy Account Option that is available for Withdrawals that occur during the Term. Withdrawals may include: RMDs, Surrenders (including Free Look withdrawals in states where a refund of Contract Value rather than a refund of the Purchase Payment is required. See “Appendix E: State Variations”), free Withdrawal amounts, systematic Withdrawals, and annuity income payments. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Withdrawals or Surrenders that cause the Interim Value to be recalculated could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date (including fees and charges that are periodically deducted from your Contract) will reduce the

Contract Value death benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and which may proportionately reduce the optional Return of Purchase Payment Death Benefit if elected. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount withdrawn, or the fee or charge deducted. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative.
Withdrawals could result in significant reductions to your Contract Value and to the death benefit, perhaps by more than the amount withdrawn. Withdrawals taken before the Term End Date of a Strategy Account Option could also significantly reduce any Index Credit applied at the Term End Date. The Upside Parameters and Buffer are not applied until the Term End Date.
When you make a partial Withdrawal, we deduct it from any remaining annual free Withdrawal amount first, and then from any remaining Contract Value.
If you request to Surrender your Contract, we may also deduct any premium taxes, if applicable. If you Surrender your Contract, Withdrawal Charges will be assessed if your Purchase Payment is still subject to Withdrawal Charges. See “Fees, Charges and Adjustments.”
Impact of Withdrawal Charges
Example
For purposes of this example, you make a Purchase Payment of $100,000. We will assume a 0% growth rate in the Contract Value over the life of the Contract, no Interim Value changes over the life of the Contract, and no election of optional feature. In Contract Year 2, you take out your maximum free Withdrawal amount of $10,000. After that free Withdrawal amount your Contract Value is $90,000. In the 3rd Contract Year, you Surrender your Contract. We will apply the following calculation to the Cash Value on Withdrawal or Surrender:
The greater of (A minus B) or C where:
A=
Your Contract Value at the time of your request for Withdrawal ($90,000)
B=
The Withdrawal Charge (($90,000 – free Withdrawal amount of $9,000) x 7% = $5,670)
C=
Your Minimum Withdrawal Value (assume $80,000) available on Withdrawal or Surrender
Cash Value is the greater of the values ($90,000 – $5,670 = $84,330 or $80,000), which is $84,330.
Required Minimum Distributions
If you are taking required minimum distributions, we waive any Withdrawal Charges applicable to those Withdrawals related to this Contract only.
Annuity Income Payments
Any time after your fifth Contract Anniversary, you may annuitize and receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable Withdrawal Charges upon processing of your request to annuitize the Contract. See “Annuity Income Options (Income Phase).”
Processing Withdrawal Requests
A request to access money from your Contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at P.O. Box 15570, Amarillo, TX 79105-5570.
For Withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Any request for Withdrawal will be effective as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for Withdrawal is received after Market Close, the request will be effective as of the next Business Day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. “Market Close” is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m. Eastern Time.

We may suspend or postpone the payment of a Withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading on the NYSE is restricted; (3) an emergency exists such that determination of the Index Value is not reasonably practicable; (4) the SEC, by order, so permits for the protection of Owners.
Additionally, we reserve the right to defer payments for a Withdrawal or Surrender for up to six months when permitted by law.
Surrender
We calculate Withdrawal Charges upon Surrender of the Contract after we receive your request in Good Order. We will return your Cash Value generally within seven (7) days of the request.
Prior to annuitization, your Cash Value represents the total amount that is available for Surrender. Your Cash Value is equal to the Contract Value after adjustment for any applicable Withdrawal Charges and fees. Your Cash Value may be lower than or equal to your Contract Value. Your Cash Value will never be less than the Minimum Withdrawal Value. Upon annuitization, your Contract does not have a Cash Value.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic Withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, Withdrawals are taken proportionally from all Allocation Accounts, and you may choose to take monthly, quarterly, semi-annual or annual Withdrawals from your Contract. Electronic transfer of these periodic Withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A Withdrawal Charge may apply if the amount of the periodic Withdrawals in any year exceeds the free Withdrawal amount permitted each Contract Year.
Upon notification of your death, we will terminate the Systematic Withdrawal Program.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time.
WAIVER OF WITHDRAWAL CHARGE
We will waive Withdrawal Charges for the following:
Extended Care Waiver
If you are receiving extended care in a Qualified Facility for 90 consecutive days or longer, Withdrawal Charges may be waived in the event an Owner receives qualifying extended care.
•
Extended care must begin at least one year after the Contract Issue Date.
•
Extended care must be provided in a Qualified Facility for at least 90 consecutive days.
•
The Owner has 30 days to be confined again for the same/related cause for the period to be deemed uninterrupted (i.e., not required to satisfy another 90 consecutive days).
•
Coverage terminates on the earliest of the date on which any Owner turns age 86, or the date on which the Contract is terminated or Surrendered.
•
“Qualified Facility” means a facility located in the United States or its territories and that is an Assisted Living Facility, Hospital, or Nursing Facility that provides Medically Necessary care by a Qualified Medical Professional or Physician and is not an Excluded Facility as described below.
Assisted Living Facility – A facility is an “Assisted Living Facility” if all of the following apply:
•
Is licensed and/or certified as an Assisted Living Facility; and
•
Is primarily engaged in providing continuous nursing services by or under the supervision of a Physician or a Qualified Medical Professional; and
•
Provides continuous room and board for an extended period of time.
Hospital – A facility is a “Hospital” if any of the following apply:
•
Is licensed and operated as a hospital; or
•
Is accredited as a hospital by the Joint Commission on the Accreditation of Healthcare Organizations; or
•
Operates as a hospital under law.

Nursing Facility – A facility is a “Nursing Facility” if all of the following apply:
•
Is licensed and/or certified as a Nursing Facility; and
•
Is solely engaged in providing continuous nursing service that is Medically Necessary by or under the supervision of a Physician or a Qualified Medical Professional; and
•
Administers a planned program of 24-hour observation and treatment by a Physician and/or Qualified Medical Professional; and
•
Provides continuous room and board for an extended period of time.
Excluded Facility – A facility is an “Excluded Facility,” even if it meets the definition of Assisted Living Facility, Hospital, or Nursing Facility if it is one of the following:
•
Alcohol or chemical treatment center (or similar center); or
•
Home for the aged; or
•
Community living center; or
•
Senior living facility; or
•
Place that solely provides accommodations, room and/or board; or
•
Place that primarily provides personal care services to those whom do not need daily medical or nursing care; or
•
Place that provides in-home care.
A “Qualified Medical Professional” or “Physician” is a person who is licensed in the United States by a state or federal licensing authority for such practitioners to diagnose and prescribe Medically Necessary care for a condition requiring Extended Care confinement in a Qualified Facility, acting within the scope of his or her license, and not a resident of the Owner’s household or related to the Owner by blood or marriage. The term “Medically Necessary” means appropriate and consistent with the diagnosis in accord with accepted standards of practice and which could not have been omitted without adversely affecting the individual’s condition.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
(1)
A completed claim form that we will provide upon request; and
(2)
Any authorization required by us to obtain information and documentation from a third party; and
(3)
Written consent to the claim, in a form acceptable to us, of any applicable irrevocable Beneficiary, assignee or other required party.
We reserve the right to require an examination of the Owner by a Qualified Medical Professional or Physician of our choice and to acquire a second opinion from such Qualified Medical Professional or Physician at our expense. In case of conflicting opinions, we may require, and will pay for, a third opinion from a different Qualified Medical Professional or Physician, mutually acceptable to the Owner and us, which shall be determinative.
If any Owner is not an individual, this waiver of Withdrawal Charge provision will apply to the Annuitant or joint Annuitant.
Terminal Illness Waiver
We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, at any time on and after the Contract Issue Date, you are initially diagnosed as having a Terminal Illness by a Qualified Physician.
The term “Terminal Illness” means any disease or medical condition which a Qualified Physician expects will result in death within one year from the date of certification. A “Qualified Physician” is a person who is licensed to practice medicine in the United States by a state or federal licensing authority, specially trained to diagnose and treat the condition causing the Terminal Illness, acting within the scope of his or her license, and not a resident of the Owner’s household or related to the Owner by blood or marriage. In order to use this waiver, you must submit the following documents to the Annuity Service Center:
(1)
A completed claim form that we will provide upon request; and
(2)
Any authorization required by us to obtain information and documentation from a third party; and
(3)
Written consent to the claim, in a form acceptable to us, of any applicable irrevocable Beneficiary, assignee or other required party.
(4)
The diagnosis of Terminal Illness must be in the form of written documentation, signed by a Qualified Physician, supported by clinical, radiological or laboratory evidence of the Owner’s Terminal Illness.

We reserve the right to require an examination of the Owner by a Qualified Physician of our choice and to acquire a second opinion from such Qualified Physician at our expense. In case of conflicting opinions, we may require, and will pay for, a third opinion from a different Qualified Physician, mutually acceptable to the Owner and us, which shall be determinative.
If any Owner is not an individual, this waiver of Withdrawal Charge provision will apply to the Annuitant or joint Annuitant.
See “Appendix E: State Variations” for state specific information regarding the availability of the Extended Care Waiver and Terminal Illness Waiver.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
The availability of Contract benefits may vary depending on the broker-dealer firm through which the Contract is sold. See “Appendix H: Broker-Dealer Variations” in the prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Amount	Provides for an amount that may be withdrawn each Contract Year without incurring Withdrawal Charges.	None
•Only available during the Accumulation Phase.
•Withdrawals of Free Withdrawal Amount may be subject to
Negative Adjustments to Interim Value and taxes and tax
penalties.
•All Withdrawals count against Free Withdrawal Amount.
•Unused Free Withdrawal Amount is not available in future
Contract Years.

Performance Capture
By request in Good Order,
allows you to capture the
Interim Value of a Strategy
Account Option either
“manually” or
“automatically” based on a
target performance gain
that you provide us in
advance. Once a
Performance Capture occurs
during a Term, the
“captured” value of your
investment in the Strategy
Account Option will be
credited with a daily
interest at the Performance
Capture Fixed Rate until
the next Contract
Anniversary.
None
•We will not provide advice or notify you regarding whether
you should exercise Performance Capture or the optimal time
for doing so (if any).
•We will not warn you if you exercise Performance Capture at a sub-optimal time.
•You will not know the Interim Value in advance; the
captured Interim Value could be lower than you anticipated.
•We are not responsible for any losses or forgone gains
related to your decision whether or not to exercise
Performance Capture.
•You may not “manually” exercise Performance Capture or
change your instructions for an automatic Performance
Capture during the five (5) days before the Term End Date.
•Only available during the Accumulation Phase.
•Will not participate in Index performance (positive or
negative) for the remainder of the Term, including the Term
End Date.
•Buffer Rate and Upside Parameters will not apply on the
Term End Date after a Performance Capture is exercised.
•Only available during the Accumulation Phase
•You will not participate in Index performance (positive or
negative) for the remainder of the Term, including the Term
End Date.
•Capturing an Interim Value lower than your investment in
the Strategy Account Option will result in loss, no Buffer will apply, and the loss could be significant.
•Upon exercise, you may transfer into a new Allocation
Account at your next Contract Anniversary.
•May be exercised once per Term for each Strategy Account
Option.
•You must exercise for the full amount allocated to the
Strategy Account Option.
•Exercise is irrevocable.

Contract Value Death Benefit
Provides for a death benefit
upon death of the Owner
during the Accumulation
Phase equal to the greater
of the (1) Contract Value
or (2) Minimum
Withdrawal Value on the
Business Day we receive all
required documentation in
Good Order.
		None	•Automatically included in Contract at Contract Issue Date. •Only available during the Accumulation Phase •Contract Value reflects any applicable Interim Values. •Terminates upon Annuitization.

Standard Benefits (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Extended Care Waiver	Waiver of Withdrawal Charges in the event of confinement to a Qualified Facility.	None
•Automatically included in Contract at Contract Issue Date.
•Only available during the Accumulation Phase.
•Extended care must begin at least one year after the
Contract Issue Date.
•Extended care must be provided in a Qualified Facility, as
defined in the Contract, for at least 90 consecutive days.
•Withdrawals under the benefit may be subject to Interim
Values and taxes and tax penalties.
•Withdrawals count against the Free Withdrawal Amount.

Terminal Illness Waiver	Waiver of Withdrawal Charges in the event of diagnosis as having a Terminal Illness by a Qualified Physician.	None
•Automatically included in Contract at Contract Issue Date.
•Only available during the Accumulation Phase.
•Owner must be diagnosed as having a Terminal Illness by a
Qualified Physician as defined by the benefit.
•Diagnosis must not pre-exist the Contract Issue Date.
•Withdrawals under the benefit may be subject to Interim
Values and taxes and tax penalties.
•Withdrawals count against the Free Withdrawal Amount.

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Return of Purchase Payment Death Benefit	Provides for a death benefit upon death of the Owner during the Accumulation Phase equal to the greatest of the (1) Contract Value; (2) Minimum Withdrawal Value; or (3) Net Purchase Payments.	0.20% (annually based on remaining Net Purchase Payments).
•May be elected only at Contract Issue Date.
•Only available during the Accumulation Phase.
•Contract Value reflects any applicable Interim Values.
•Terminates upon Annuitization.
•Net Purchase Payment component is subject to proportionate
reductions for prior Withdrawals.
•Partial Withdrawals could significantly reduce the benefit, perhaps by more than the amount withdrawn.
•May not be available for election through the broker-dealer with which your financial representative is affiliated.

Death Benefits

You must elect one of the death benefit options at the time you purchase your Contract. An optional death benefit is available for an additional fee. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you. Depending on the broker-dealer with which your financial representative is affiliated, election of the optional Return of Purchase Payment Death Benefit may be required. See “Appendix H: Broker-Dealer Variations.” You should check with your financial representative for the availability and additional restrictions.
We do not pay a death benefit if (i) your Contract Value is reduced to zero or (ii) you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. See “Annuity Income Options.”
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon the Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g., Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your Contract. You may change the Beneficiary at any time, unless otherwise specified below.
•
If your Contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.

•
If the Owner is a non-natural person, then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•
If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether the Contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)
A certified copy of the death certificate; or
(2)
A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)
A written statement by a medical doctor who attended to the deceased at the time of death.
When Death Benefits are Calculated
All death benefit calculations are made no later than one Business Day after all required documentation is received in Good Order at the Annuity Service Center.
The Contract Value will remain invested pursuant to the Owner’s latest allocation instructions on file subject to the limitations described in this prospectus until we receive notification of death and/or death claim paperwork in Good Order. Thereafter, a Beneficiary may elect one of the death benefit settlement options by contacting the Annuity Service Center.
If we receive notification of the Owner’s death before any previously requested transaction is completed (including systematic transfer and Withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL, US Life and/or VALIC to the same Owner/Annuitant are in excess of the Purchase Payment Limit, we reserve the right to limit the death benefit amount that is in excess of the Contract Value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the Contract. The “Purchase Payment Limit” is the maximum Purchase Payment of $2,000,000 without prior Company approval. We may choose to accept Purchase Payments in excess of $2,000,000 at our sole discretion.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options after providing required documentation, including satisfactory proof of death, in Good Order.
•
Lump sum payment,
•
Annuity Income Option,
•
Continue the Contract as the Spousal Beneficiary, or under a Beneficiary continuation option, if available, or
•
A payment option that is mutually agreeable.
In general, the death benefit must be paid within five (5) years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one (1) year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. See “Annuity Income Options.”
DEATH BENEFIT OPTIONS
Contract Value Death Benefit
The Contract Value death benefit is equal to the greater of the (1) Contract Value or (2) Minimum Withdrawal Value on the Business Day we receive all required documentation in Good Order.
Depending on the broker-dealer with which your financial representative is affiliated, election of the optional Return of Purchase Payment Death Benefit may be required. See “Appendix H: Broker-Dealer Variations.” You should check with your financial representative for the availability and additional restrictions.

Optional return of Purchase Payment Death Benefit
For an additional fee, you may elect the Return of Purchase Payment Death Benefit which can provide greater protection for your beneficiaries. You may only elect the Return of Purchase Payment Death Benefit at the time you purchase your Contract, and you cannot change your election thereafter at any time. The fee for the Return of Purchase Payment Death Benefit is 0.20% (annually based on remaining Net Purchase Payments). The fee will be deducted proportionally from the Allocation Accounts and charged on each Contract Anniversary. The portion of the fee deducted from the Strategy Account Option(s) on an ongoing basis will trigger a Negative Adjustment and lower the Interim Value. Such ongoing deductions may have an adverse effect on Contract Value. The fee is pro-rated upon death or Surrender. You may pay for the optional Return of Purchase Payment Death Benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Return of Purchase Payment Death Benefit can only be elected at Contract Issue Date prior to your 76th birthday.
The Return of Purchase Payment Death Benefit is the greatest of the:
(1)
Contract Value;
(2)
Minimum Withdrawal Value; or
(3)
Net Purchase Payments.
Withdrawals may reduce Net Purchase Payments by more than the amount withdrawn. For example, assume your Contract Value is $15,000, your Net Purchase Payment is $20,000 and you take a Withdrawal of $6,000. The $6,000 Withdrawal would reduce your Net Purchase Payment by $8,000 because Net Purchase Payments are reduced by the same proportion as the Contract Value is reduced by a Withdrawal, which in this example is 40% (40% x $20,000).
See “Appendix D: Optional Return of Purchase Payment Death Benefit Examples.”
Impact of Interim Value on Death Benefit
If the Contract is invested in a Strategy Account Option, and the death benefit becomes payable before the Term End Date, the amount payable from that Strategy Account Option will be calculated based on the Interim Value of that Strategy Account Option. When a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied on the Term End Date. This means that there could be significantly less money available under your Contract for both the Contract Value death benefit and the Return of Purchase Payment Death Benefit. The Interim Value could be substantially less than the amount initially invested in the Strategy Account Option and could result in significant loss.
Spousal Continuation
The Continuing Spouse may elect to continue the Contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the Contract. The “Continuing Spouse” is the original Owner’s spouse, at the time of death, who elects to continue the Contract after the death of the original Owner.
Upon election of spousal continuation:
•
Generally, the Contract, its benefits and elected features, if any, remain the same.
•
The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the Contract. See “Fees, Charges and Adjustments.”
•
The Continuing Spouse may not terminate the Return of Purchase Payment Death Benefit if elected at the time the original Owner purchase the Contract.
•
The Continuing Spouse will be subject to the investment risk of the Strategy Account Options, as was the original Owner.
Under current tax law, non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation. Upon a spousal continuation, we will contribute the Continuation Contribution, if any, to the Contract Value. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death. We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the Contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the Contract. If you elected the Return of Purchase Payment Death Benefit, the death benefit payable upon the Continuing Spouse’s death would differ depending on the Continuing Spouse’s age on the Continuation Date. See “Appendix C: Death Benefits Following Spousal Continuation” for a discussion of the death benefit calculations upon a Continuing Spouse’s death.

Investments in Allocation Accounts Upon Spousal Continuation
Upon spousal continuation, the Continuing Spouse must remain invested in the existing Allocation Account(s) in accordance with the general terms of the Contract where the Contract Value will remain until new allocation instructions are provided. Any Continuation Contribution will be applied proportionally among the existing Allocation Account(s).
If a Term for an Allocation Account ends while the death claim is pending, Contract Value invested in a 1-year Term Strategy Account Option will be automatically transferred to the same Strategy Account Option for another Term. If the same 1-year Term Strategy Account Option is not available for investment, the Contract Value will be automatically transferred to the Fixed Account Option until the death claim can be processed. Contract Value invested in a multi-year Term Strategy Account Option or in the Fixed Account Option will be transferred or renewed to the Fixed Account Option. All such transfers will be subject to the current rates applicable for the new Term.

Fees, Charges and Adjustments

There are fees, charges and adjustments associated with the Contract that may reduce the return on your investment.
If a fee or charge is deducted from a Strategy Account Option before the Term End Date (including a periodic fee or charge), the deduction will be from the Interim Value of your investment in that Strategy Account Option. As discussed, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied on the Term End Date. The deduction would also result in a Negative Adjustment to your Strategy Base, which will result in lower Interim Values for the remainder of the Term and could result in less gain (if any) or more loss on the Term End Date.
Withdrawal Charges
The Contract provides a free Withdrawal amount every Contract Year. See “Access To Your Money.” You may incur a Withdrawal Charge if you take a Withdrawal in excess of the free Withdrawal amount or if you Surrender your Contract. Withdrawal Charges reimburse us for the cost of Contract sales, expenses associated with issuing your Contract and other acquisition expenses. We apply a Withdrawal Charge schedule to the Contract Value being withdrawn which exceeds the annual free Withdrawal amount (and if withdrawn in the first Contract Year, the Purchase Payment amount). The Withdrawal Charge percentage declines over time.
Withdrawal Charge Schedule:
Years Since Purchase Payment Receipt	0	1	2	3	4	5	6+
Withdrawal Charge percentage	8%	8%	7%	6%	5%	4%	0%
If you take a partial Withdrawal, you can choose whether any applicable Withdrawal Charge is deducted from the amount withdrawn or from the Contract Value remaining after the amount withdrawn. If you Surrender your Contract, we deduct any applicable Withdrawal Charge from the amount surrendered. Withdrawals made prior to age 59½ may result in a federal tax penalty. See “Taxes.”
No Withdrawal Charge is imposed on:
•
cancellations of the Contract during the free look period,
•
Withdrawals after the Withdrawal Charge Period has ended,
•
the free Withdrawal amount,
•
death benefit proceeds,
•
amounts converted to annuity income payments,
•
Withdrawals by Owners to meet the required minimum distribution (“RMD”) related to this Contract only,
•
Withdrawals taken under the Extended Care Waiver or Terminal Illness Waiver, or
•
the Minimum Withdrawal Value.
Optional Return of Purchase Payment Death Benefit Fee
If you elect the optional Return of Purchase Payment Death Benefit at the time you purchase the Contract, you will be subject to an additional fee of 0.20% (annually based on remaining Net Purchase Payments). The fee will be deducted proportionally from the Allocation Accounts and charged on each Contract Anniversary. Such ongoing deductions may have an adverse effect on Contract Value. The fee is pro-rated upon death or Surrender. Deduction of the fee from a Strategy Account Option will trigger an Interim Value adjustment and Negative Adjustment.
Premium Taxes
Certain states charge the Company a tax on Purchase Payments that ranges from 0% to 3.5%. Some states assess this premium tax when the Contract is issued while other states only assess the tax upon annuitization. The Company may advance any tax amount due, but we will deduct such amount from your Contract Value only when and if you begin the Income Phase (annuitization).
Income Taxes
We do not currently deduct income taxes from your Contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Charges and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company’s and its affiliates’ annuity contracts, and the agents’ and registered representatives’ immediate family members; however, certain broker-dealers may limit crediting this additional amount to employees only; (3) trustees of mutual funds offered in the Company’s and its affiliates’ annuity contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract.
Ordering of fees and Charges
On the Term End Date for a Strategy Account Option, fees and charges are applied after the Index Credit. Likewise, before the Term End Date for a Strategy Account Option, gains and losses resulting from Interim Value adjustments are applied before fees and charges. For the Fixed Account Option, fees and charges are applied after daily interest.
Adjustments
Before the Term End Date for a Strategy Account Option, if you take a Withdrawal or Surrender, or if you exercise the Performance Capture, or if you annuitize the Contract, or if the Contract’s death benefit is paid, or if a fee or charge is deducted from that Strategy Account Option, the transaction will be based on the Interim Value of your investment in that Strategy Account Option. The Interim Value is designed to shift investment risk from us to you to protect us from loss when having to pay out amounts from a Strategy Account Option prematurely. The application of an adjustment for the Interim Value to such transactions could result in a loss beyond the Buffer for the Strategy Account Option. In extreme circumstances, for any Strategy Account Option, the total loss could be 100% (i.e., a complete loss of your principal and any prior earnings).
Interim Values are calculated using a formula. Several factors may cause a positive or negative adjustment, such as the time remaining in the Term; the applicable Buffer Rate and Upside Parameter; market conditions (e.g., interest rates, volatility, dividends); and the market values of the hypothetical derivative instruments that we use to hedge our obligations. See “Valuing your Investment in a Strategy Account Option – Interim Values” and the “Statement of Additional Information” for more details, including examples illustrating the operation of Interim Values.
If you take any type of Withdrawal from a Strategy Account Option before the Term End Date, your Strategy Base will be subject to a Negative Adjustment at that time. The Negative Adjustment is a proportionate reduction to your Strategy Base. It is derived by reducing your Strategy Base by the same percentage as the percentage reduction to your Interim Value due to the amount of the Withdrawal or the fee or charge deducted (which is deducted from the Interim Value on a dollar-for-dollar basis).
A Negative Adjustment to your Strategy Base could result in less gain (if any) on the Term End Date, perhaps significantly less gain, because the Index Credit Rate will be applied to a lower Strategy Base. All Withdrawals taken, and fees and charges deducted, from a Strategy Account Option before the Term End Date will trigger a Negative Adjustment to your Strategy Base, including fees and charges that are periodically deducted from your Contract. A Negative Adjustment to your Strategy Base may be greater than or less than the amount withdrawn or the fee or charge deducted. There is no way to increase your Strategy Base during a Term, and therefore no way to reverse or offset the impact of a Negative Adjustment to your Strategy Base. See “Negative Adjustments to Strategy Base” for more details, including examples.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at www.corebridgefinancial.com/annuities or by contacting your financial representative. Interim Values can fluctuate daily, and the current value quoted to you may differ from the actual value calculated at the time of a transaction.

Payments in Connection with Distribution of the Contract

Payments We Make
We make payments in connection with the distribution of the Contracts that generally fall into the three categories below.
As a result of the payments that financial representatives may receive from us or other companies, some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should consider exchanging a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Commissions. Registered representatives of affiliated and unaffiliated broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the Contract to the public. The selling firms have entered into written selling agreements with the Company and Corebridge Capital Services, Inc., the distributor of the Contracts. We pay commissions to the selling firms for the sale of your Contract. The selling firms are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 6.00% of the Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on the Purchase Payment, with a trail commission of up to a maximum 1.00% of Contract Value annually for the life of the Contract.
The registered representative who sells you the Contract typically receives a portion of the compensation we pay to their selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
If allowed by their selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. See “Fees, Charges and Adjustments – Reduction or Elimination of Fees, Charges and Additional Amounts Credited.”
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Annuity Income Options (Income Phase)

What is the Income Phase?
During the Income Phase, we use the money accumulated in your Contract to make regular payments to you. This is known as “annuitizing” your Contract. At this point, the Accumulation Phase ends. You will no longer be able to take Withdrawals of Contract Value and all other features and benefits of your Contract will terminate, including your ability to Surrender your Contract. Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your Contract any time after your fifth Contract Anniversary (“Annuity Date”) and on or before the Latest Annuity Date (defined below) by completing and mailing the Annuity Option Selection Form to our Annuity Service Center. If you do not request to annuitize your Contract on the Annuity Date of your choice, your Contract will be annuitized on the Latest Annuity Date. If your Contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. Your Latest Annuity Date is defined as the Contract Anniversary following your 95th birthday. For example, if your 95th birthday is July 8, 2026, and your Contract Anniversary is September 9, 2026, then the Latest Annuity Date is September 9, 2026, your initial annuity income payment will be on the first Business Day of the month after the Latest Annuity Date.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options below that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your Contract will be annuitized in accordance with the default annuity income payment option specified under “Annuity Income Options” below.
What is the impact on the death benefits if I annuitize?
Upon annuitizing the Contract, the death benefit (including a Return of Purchase Payment Death Benefit, if elected) will terminate. See “Death Benefits.”
ANNUITY INCOME OPTIONS
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 with a guaranteed period of 10 years; for annuity income payments based on joint lives, the default is Option 3 with a guaranteed period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your Contract. In most Contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the Contract is owned by a non-natural Owner, the Annuitant cannot be changed after the Contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime-based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies. If the Annuitant dies before the first annuity income payment, no payments will be made.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. If both the Annuitant and the designated person die before the first annuity income payment, no payments will be made. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your Contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your Contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified Contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your Contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. For Qualified Contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code. Additionally, if annuity income payments are elected under this option, you (or the Beneficiary under the Contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed annuity income payments after the Annuity Date. Upon your request, the Contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
ANNUITY INCOME PAYMENTS
Your annuity income payments are fixed. The Company guarantees the amount of each payment. We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a Contract Value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
The annuity income payment is determined by applying separately that portion of Contract Value allocated to the Fixed Account Option and the Strategy Account Option(s), less any premium tax if applicable, and then applying it to the annuity table specified in the Contract for fixed annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the annuity income payment.
RISK OF ANNUITIZING PRIOR TO THE TERM END DATE
The Contract allows annuitization at times that may not correspond to the Term End Date. If the Contract is annuitized before the Term End Date for a Strategy Account Option, the amount from that Strategy Account Option being annuitized will be calculated based on an Interim Value. As discussed under Valuing Your Investment in a Strategy Account Option – Interim Values, an Interim Value could reflect significantly less gain or more loss than would be applied on the Term End Date. As such, there could be significantly less money available to you for annuitization, potentially reducing the value of your income stream during the Income Phase.
If your Contract is annuitized when you have multiple ongoing Terms for Strategy Account Options that end at different times, the amount annuitized will be based on an Interim Value for some or all of your Strategy Account Options. As such, for as long as you have multiple ongoing Terms for Strategy Account Options, there may be no date that you can select for annuitizing that will not result in the application of at least one Interim Value. The Interim Value could be substantially less than the amount initially invested in the Strategy Account Option and could result in significant loss.

Taxes

The federal income tax treatment of annuity contracts or retirement programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and is not intended as tax advice, either general or individualized, nor should be interpreted as providing any predictions or guarantees of a particular tax treatment. This discussion is based upon the Company’s understanding of current tax rules and interpretations. Finally, this discussion does not address all Federal income tax consequences of transactions (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your Contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should consult a tax adviser about the application of tax rules found in the Internal Revenue Code of 1986, as amended (“IRC” or “the Code”), Treasury Regulations, applicable Internal Revenue Service (“IRS”) guidance, and any regulatory developments to your individual situation. We do not guarantee the tax status or treatment of your annuity.
Tax rules vary, depending on whether the Contract is offered under an individual retirement account or annuity (a Qualified Contract) or a Non-Qualified Contract.
Non-Qualified Contracts
Tax Status of Non-Qualified Contracts
In General
Generally, the increases in the value of a Contract are not taxed until a distribution occurs. The taxable portion of the distribution is taxed at ordinary income tax rates. However, this tax deferral is only available if the Contract satisfies certain federal tax rules and requirements, described next. We do not guarantee the tax status or treatment of your Contract. The remainder of the discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Late Annuity Start Date
If the Contract’s annuity start date occurs (or is scheduled to occur) at a time when the Owner has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
Non-Natural Owners
A trust or corporation or other Owner that is not a natural person (“Non-Natural Owner”) should consult a tax adviser. Generally, the Code does not confer tax-deferred status upon a Non-Qualified Contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the Contract’s “income on the contract” (as defined in the tax law). However, certain exceptions may apply, such as for Contracts held by a trust or other entity as an agent for a natural person or contracts held by certain employer sponsored retirement arrangements. If an exception applies, the entity’s general interest deduction under the Code may be limited. Finally, certain non-qualified deferred compensation plans are subject to special tax rules. Please consult a tax advisor if you are a Non-Natural Owner of a Contract.
Tax Treatment of Purchase Payments
Purchase Payments paid to a Nonqualified Contract are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. In general, your cost basis in a Non-Qualified Contract is equal to the Purchase Payments you put into the Contract less any amounts previously received from the Contract that were not includible in income.
Tax Treatment of Distributions
Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified Contract, the IRC generally treats such withdrawals as taxable to the extent your Contract Value before the withdrawal (determined before the application of any surrender charge) exceeds your cost basis. Partial withdrawals from a Non-Qualified Contract that has Purchase Payments made before August 14, 1982, are an important exception to this general rule and are treated as first coming from the pre-August 14, 1982 Purchase Payments.

Amounts received under an automatic withdrawal plan are treated as withdrawals and not annuity payments for purposes of calculating taxable income.
Full Surrenders
In the case of a full surrender of a Non-Qualified Contract, the amount received on surrender is taxable to the extent it exceeds the cost basis.
Collateral Assignments and Gratuitous Transfers
If you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse incident to a divorce) you will owe federal income tax on the Contract’s Cash Value to the extent it exceeds your cost basis. The transferee’s cost basis will be increased to reflect the amount the transferor includes in income.
An assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified Contract will be treated as a withdrawal. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount included in income with respect to such assignment or pledge.
Aggregation Rule
If you purchase multiple non-qualified annuity contracts from the same insurance company (or its affiliates), within the same calendar year, the IRS generally requires these annuity contracts to be aggregated and treated as a single contract for purposes of determining the taxable income associated with any distribution taken from the contracts for tax purposes. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including determining whether the contract is an immediate annuity contract.) Aggregation impacts the amount of the distributions described above that is subject to taxation (and potentially subject to the 10% additional tax, if applicable). Owners should seek their own tax advice if you are purchasing more than one annuity from the same insurance company (or its affiliates) in the same calendar year.
Annuity Payments
If you annuitize your Non-Qualified Contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your cost basis. The portion of each annuity income payment that is considered a return of your cost basis will not be taxed. Your annuity income payment will be considered fully taxable after you have received a return of the entire amount of your cost basis.
Death Benefits
The taxable amount of any death benefits paid under the Contract are taxable to the Beneficiary. The rules governing the taxation of payments from a Non-Qualified Contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax if the Owner is under 59½, unless another exception applies. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.
Upon death, any remaining amounts in the Contract must be distributed in accordance with the requirements under the Code. For deaths that occur after the Contract’s annuity start date, payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For deaths that occur prior to the Contract’s annuity start date, the entire interest in the Contract can be paid in one of the following manner:
1.
Lump sum payment of the death benefit.
2.
Payment of the entire death benefit within five years of the date of any Owner’s death.
3.
Payment of the death benefit over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Under this option, distributions must begin within one year of the date of any Owner’s death. Note - This option is not available for a Beneficiary that is a non-natural person.
4.
Spousal Option Only. The spousal Beneficiary can elect to treat the Contract as their own.
Special rules apply if the Owner is a non-natural person, where the annuitant is generally treated as the Owner.

10% Additional Tax
The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
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when paid to your Beneficiary after you die;
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after you become permanently disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;
•
under an immediate annuity contract; or
•
when attributable to Purchase Payments made prior to August 14, 1982.
Other exceptions may available depending on contract type and your circumstances. Please consult your tax advisor or www.irs.gov for more information.
Net Investment Income Tax
There is a 3.8% tax on net investment income for Owners with Modified Adjusted Gross Income (“MAGI”) that exceeds certain thresholds based on the type of filer. Further information may be found on www.irs.gov. For this purpose, net investment income generally will include taxable distributions from a Non-Qualified Contract. It is also possible the tax could apply to other taxable amounts relating to your Non-Qualified Contract. Please consult your tax advisor. This tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be considered in determining the MAGI threshold.
Tax Treatment of Exchanges
The Non-Qualified Contract may be issued in exchange for all or part of another annuity contract that you own. In addition, the Contract Owner may be permitted to exchange the Contract for a new annuity contract prior to the commencement of annuity income payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under IRC section 1035, provided that the requirements of that section are satisfied. Please note that the exchange may be tax reportable. If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a distribution other than certain annuity payments, the exchange may not be tax free. You should consult a tax advisor when exchanging part or all of an annuity contract.
Qualified Contracts
In General
You will get no additional tax advantage from this Contract if you are investing through a Qualified Contract beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified Contract are suitable for your needs and objectives and are appropriate in light of the expense.
The Code and, if applicable, your Contract, may have limitations and restrictions such as: the amount that can be contributed; the form, manner and timing of distributions; vesting and non-forfeitability of interests; and the tax treatment of distributions, withdrawals and surrenders. Some of these limitations are adjusted annually. Please see www.IRS.gov or consult your tax advisor.
The following are general summary descriptions of the types of arrangements with which the Qualified Contracts may be used. Not all types will be available under your Contract. Descriptions of such arrangements are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each prospective purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified Contract.
Traditional Individual Retirement Annuities (IRA), SEP IRA, or Roth IRA
The IRA Disclosure Statement, ROTH IRA Disclosure Statement, or Traditional, SEP, and Roth Individual Retirement Annuity (IRA) Combined Disclosure Statement which was received at the time of original issue of your IRA, SEP IRA or Roth IRA contains information about eligibility, contribution limits, distribution restrictions and other tax information. For further information about contributions and distributions from your IRA, please see Publications 590-A and 590-B on the IRS website at www.irs.gov.
Traditional Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts (adjusted annually) may be contributed to an IRA. Such contributions may be deductible, depending on your modified gross income.
Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement account called a Roth IRA. Contributions to a Roth IRA are not deductible, but distributions are tax-free if certain requirements are satisfied. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can make regular cash contributions.
Simplified Employee Pension Plan (“SEP”) IRA
Sole proprietors, partnerships, and corporations, including S corporations, can set up SEPs. Employer contributions under a SEP are made to a separate IRAs established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees’ compensation. Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP (known as SARSEPs).
Tax Treatment of Purchase Payments
For IRAs, Purchase Payments can be made as a pre-tax or after-tax contribution. If you make contributions on a pre-tax basis, then you have no cost basis in your Contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a non-deductible traditional IRA.
Limitations and restrictions may apply to Purchase Payments. Please refer to www.IRS.gov for further information, as these limitations and restrictions may be based on several factors.
Various penalty and excise taxes may apply to contributions made in violation of applicable contribution limits. You should consult a qualified tax advisor associated with any questions related to the contribution to or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Tax Treatment of Distributions
All distributions are tax at ordinary income tax rates. Various penalty taxes may apply to distributions made in violation of applicable requirements. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. You should consult a qualified tax advisor associated with any questions related to the distribution or transfer from an IRA, or Roth IRA.
Non-Roth Qualified Contracts. Distributions from Qualified Contracts other than Roth IRAs are taxable, except to the extent allocable to after-tax contributions or non-deductible traditional IRA contributions.
Roth IRAs. “Qualified” distributions from Roth IRAs upon attainment of age 59½, upon death or disability, or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first Roth IRA. Qualified distributions may be subject to state income tax in some states. Special tax rules will apply to distributions that are not qualified and such distributions are generally subject to the same 10% additional tax on amounts included in income as for other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% additional tax if the distribution of those contributions is made within five years of the rollover or conversion.
Roth IRA Conversions. All persons may be eligible to convert a distribution from a traditional IRA into a Roth IRA. Conversions from qualified contracts into Roth IRAs normally require taxes to be paid in the year of the conversion on any previously untaxed amounts included in the amount converted. The taxable value of such a conversion may consider the value of certain benefits under the Contract.
Annuitization. If you annuitize your Qualified Contract, special tax rules apply to determine the taxable amount of your annuity income payment depending on your Contract. Please consult your tax advisor.
10% Additional Tax. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner of a Qualified Contract reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC); and
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary.

Other exceptions may be applicable under certain circumstances. In addition, you may be able to repay certain distributions if certain requirements are satisfied.
Direct and Indirect Rollovers
A rollover distribution from an IRA may generally be rolled over into another IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
A rollover distribution may be transferred as a direct or indirect rollover. In a direct rollover, the funds are directly transferred from one Qualified Arrangement to another. In an indirect rollover, the individual receives a distribution from the Qualified Arrangement and reinvests it in another Qualified Arrangement within 60 days of the distribution. For indirect rollovers, you must include in your income for the year the taxable amount of any portion of the distribution that you do not roll over.
Individuals are only permitted to make one indirect rollover from an IRA to another IRA in any one-year period. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.
You should always consult your tax adviser before you move or attempt to move any funds.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the Contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits (if applicable to your Contract) are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all the charges for these death benefits should be treated as a partial withdrawal from the Contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% additional tax described above if the Owner is under 59½, unless another exception applies. The IRS may consider these benefits “incidental death benefits” or “life insurance.” You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified Contract. See below for required distributions after the death of the Owner.
Required Minimum Distributions
Your required minimum distribution (RMD) is the minimum amount you must withdraw from your Qualified Contract each year after your required beginning date. The RMD rules do not apply to Roth IRAs when the Owner is alive.
Failure to satisfy the minimum distribution requirements may result in an excise tax. A 25% excise tax may be assessed on any RMD that is required but not taken timely. However, if the late RMD is taken within a two-year period, the penalty may be reduced to 10% if certain conditions are satisfied. You should consult your tax adviser for more information.
Required Beginning Date
Generally, the IRC requires that you begin taking annual distributions from Qualified Contracts by December 31 of the calendar year in which you attain the “applicable age”:
•
Age 75 if you were born January 1, 1960 or later.
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Age 73 if you were born on or after January 1, 1951, and before January 1, 1960.
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Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
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Age 70 ½ if you were born before July 1, 1949.
You may choose to delay your first distribution until April 1 of the calendar year following in which you reach the applicable age. However, if you choose to delay your first distribution, you will be required to withdraw your second RMD on or before December 31 in that same year. For each year thereafter, you must withdraw your RMD by December 31.
Combining Distributions from Multiple Qualified Contracts
If you own more than one IRA, you may be permitted to take your RMD in any combination from your IRAs.
Automatic Withdrawal Option
If available, you may elect to have the RMD amount for your Contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy, and we do not guarantee the accuracy of our calculations.

Impact of Optional Benefits
The Contract Value used to determine RMDs includes the actuarial present value of other benefits under the Qualified Contract, such as enhanced death benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your Contract Value, resulting in a larger RMD. This does not apply to RMDs made under an irrevocable annuity income option.
We recommend you consult your tax adviser concerning your required minimum distribution.
Required After Death Distributions
Upon death, any remaining amounts in the Qualified Contract must be distributed in accordance with the requirements under the IRC. The timing of these distributions will depend on whether the death occurs before the Owner was required to take RMDs, the type of Beneficiary, and the Beneficiary’s relationship to the deceased Owner. The information provided below applies to Owners who die after 2019 (after 2021 for certain governmental and collectively bargained retirement plans). For Owners’ deaths prior to such dates, individuals should consult a tax advisor regarding the applicable after-death distribution requirements.
Eligible designated Beneficiaries (“EDB”) are generally a natural person designated as a beneficiary (“designated beneficiaries”) who are also:
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the surviving spouse of the Owner; or
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an individual who is not more than ten years younger than the Owner.
If the Beneficiary is an EDB, the entire amount in the Contract generally must be paid to the EDB:
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if the Owner had not reached their required beginning date for RMDs
○
within 5 years after the Owner’s death, or
○
by December 31st of the year following the year of death and be paid over the lifetime or single life expectancy of the EDB; or
•
if the Owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner and all amounts must be distributed within 5 years of the Owner’s death.
Exceptions to this rule may apply in the case of an EDB who is also the Owner’s spouse.
If a Beneficiary is a designated beneficiary, the entire amount in the Contract must be distributed either:
•
if the Owner had not reached their required beginning date for RMDs, within 5 years after the Owner’s death, or
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if the Owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner and all amounts must be distributed within 5 years of the Owner’s death.
If the Beneficiary is not a designated beneficiary or an EDB, the Beneficiary must receive the entire amount in the Contract:
•
if the Owner had not reached their required beginning date for RMDs, within 5 years after the Owner’s death, or
•
if the Owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner.
Additional rules, requirements, and exceptions may apply. Please consult a tax advisor.
Gifts, Pledges, Assignments of and/or Loans from a Qualified Contract
Qualified Contracts are prohibited from being transferred, assigned or pledged as security for a loan. This generally does not apply to an assignment pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
You should consult a tax advisor as to the availability of these and any other exceptions.
Tax Withholding And Reporting
In General
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of federal withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If an election out of withholding or election of another amount is not made, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, and the payee was single with no adjustments, or (2) for other distributions, at the rate of 10%. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address. We are also required to withhold if you do not provide a valid TIN.
State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Your state may require any election associated with withholding to be undertaken on the state’s prescribed form.
Special tax rules apply to withholding for non-United States persons, and we generally withhold income tax for such non-United States persons at a rate of 30% of the taxable amount. A different withholding rate may be applicable to a non-United States person based on the terms of an existing income tax treaty between the United States and the non-United States person’s country. To qualify for any reduced withholding, the non-United States person must provide applicable certifications under Form W-8 BEN-E, Form W-8IMY, or other applicable form. Any Form W-8, including the Form W-8 BEN-E and Form W-8IMY, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. Note, any payments made to a foreign entity, where such entity fails to provide the applicable certifications, may result in a 30% withholding on certain gross payments, which could include distributions from annuity contracts.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose generation skipping transfer tax when all or a part of an annuity contract is transferred (including a death benefit paid) to an individual two or more generations younger than the Owner. The Company may be required to undertake withholding associated with such a transaction. Contract Owners should consult a tax advisor with any questions.
Civil Unions And Domestic Partnerships
Parties to a state civil union or domestic partnership are not treated as married under federal law. Accordingly, certain transactions (such as a change of ownership or spousal continuation) may be taxable to those persons.
Contract Owners should consult a tax advisor with any questions.
Our Taxes
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company. We are entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account, which may include foreign tax credits and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

OTHER INFORMATION

The Distributor
Corebridge Capital Services, Inc. (“CCS”), located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302, distributes the Contracts. CCS, a wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by CCS in connection with the distribution of the Contracts.
The Company
American General Life Insurance Company (“AGL”) is a life insurance company organized under the laws of the state of Texas. Our principal offices are located at 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is obligated to pay all amounts promised to investors under a contract issued by AGL.

Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and living benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile, and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
Unregistered Separate Account
Assets supporting the Strategy Account Options are held in a non-insulated, non-unitized separate account (the “Separate Account”) established under Texas law. These assets are subject to the claims of the creditors of AGL and the benefits provided under the Strategy Account Options are subject to the claims paying ability of AGL.
An Owner does not have any interest in or claim on the assets in the Separate Account. In addition, neither an Owner nor Purchase Payment allocated to the Strategy Account Options participate in the performance of the assets held in the Separate Account.
We are not obligated to invest assets in the Separate Account according to specific guidelines or strategies except as disclosed in this prospectus or as may be required by Texas and other state insurance laws.
CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account. We will make any such changes, and where necessary, we will obtain any necessary approval of any applicable state insurance department. We will notify you of any changes in writing. These changes include, among others, the right to:
•
Manage the Separate Account under the direction of a committee at any time;
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Make any changes required by applicable law or regulation; and
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Modify the provisions of the Contract to reflect changes to the Strategy Account Options and the Separate Account.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretations of law. We reserve the right to make other structural and operational changes affecting the Separate Account.
General Account
The General Account is comprised of AGL’s assets. AGL exercises sole discretion over the investment of the General Account assets and bears the associated investment risk. You will not share in the investment experience of General Account assets. The General Account invests its assets in accordance with state insurance law. All assets of the General Account are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business. These assets are subject to the claims paying ability of AGL.
EXEMPTION FROM EXCHANGE ACT REPORTING
We are relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
Statements to Owners
At least once each Contract Year during the Accumulation Phase, we will send you an annual statement that will show your Contract Value, any transactions made to your Contract during the year, any charge deductions, the amount of the death benefit, and any Index Credit credited to your Strategy Account Options. Each statement will show information as of a date not more than four (4) months prior to the mailing date. On request, we will send you a current statement with the information described above.
It is your responsibility to carefully review all documents you receive from us and immediately notify our Annuity Service Center of any inaccuracies. We will investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Contract, for any inaccuracies or errors. You may lose certain rights and protections if you do not report errors promptly, except those that cannot be waived under the federal securities laws.
Legal Proceedings
We are regularly a party to litigation, arbitration proceedings and governmental examinations in the ordinary course of our business. While we cannot predict the outcome of any pending or future litigation or examination, we do not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on our business.
Financial Statements
The consolidated financial statements of American General Life Insurance Company are included in the Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Contract. Instructions on how to obtain the Statement of Additional Information are included on the back cover page.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the Contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account and the Contract, please refer to the registration statements and exhibits.

Appendix A: Investment Options Available Under the Contract

Strategy Account Options
The following is a list of Strategy Account Options currently available under the Contract. We may change the features of the Strategy Account Options listed below (including the Index and the current limits on Index gains and losses), offer new Strategy Account Options, and terminate existing Strategy Account Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Current Lock Buffer Rates are provided in the Rate Sheet Supplement that must accompany this prospectus. Information about current limits on Index gains and Index losses is available at www.corebridgefinancial.com/rila-renewals-and-rates. Note: If amounts are removed from a Strategy Account Option before the Term End Date, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you waited until the Term End Date.
See “Allocation Accounts – Strategy Account Options” in the prospectus for a description of the Strategy Account Options’ features. See “Valuing your Investment in a Strategy Account Option – Interim Value” and “Fees, Charges and Adjustments – Adjustments” in the prospectus for more information about Interim Value adjustments.
The availability of Strategy Account Options may vary depending on the broker-dealer firm through which the Contract is sold. See "Appendix H: Broker-Dealer Variations” in the prospectus for additional information.
Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
1-Year Term Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	20%	Buffer Rate	2%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Trigger	10%	Buffer Rate	2%	Trigger Rate	Manual
S&P 500® Index	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Trigger	10%	Buffer Rate	2%	Trigger Rate	Manual
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	2%	Cap Rate	Manual or Automatic
3-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 30%	See Rate Sheet Supplement		30%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 40%	See Rate Sheet Supplement		40%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 50%	See Rate Sheet Supplement		50%	Lock Threshold percentage	N/A
3-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
3-Year Strategy Account Options without Lock Upside Parameter-continued
Nasdaq-100 Index®	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
6-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	5%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	20%	Buffer Rate	5%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
MSCI EAFE Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
Russell 2000® Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	100%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction Trigger with Cap*	20%	Buffer Rate	5%	Trigger Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Annual Application of Cap and Buffer Cap Secure	10%	Buffer Rate	2%	Cap Secure Rate	Manual
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	10%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	10%	Buffer Rate	101%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						5%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	20%	Buffer Rate	101%	Participation Rate	Manual or Automatic
						5%	Cap Rate
6-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 50%	See Rate Sheet Supplement		50%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 75%	See Rate Sheet Supplement		75%	Lock Threshold percentage	N/A

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)	Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
6-Year Strategy Account Options with Lock Upside Parameter-continued
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 100%	See Rate Sheet Supplement	100%	Lock Threshold percentage	N/A
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.
2
If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture or Lock Threshold is met). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.
*
The Strategy Account Option with Dual Direction Trigger with Cap is not available in California.
The Lock Buffer Rates can change from one Term to the next subject to the minimum guaranteed Lock Buffer Rate of 1%. Buffer Rates for all Strategy Account Options other than those with Lock Upside Parameter will not change from one Term to the next for so long as that Strategy Account Option remains available under the Contract. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Option other than those with Lock Upside Parameter is 10%. We reserve the right to add and remove Strategy Account Options as available investment options. As such, the Buffer Rates offered under the Contract for new Strategy Account Options may change from one Term to the next. There is no guarantee that Strategy Account Options that limit Index losses will always be offered. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.
The minimum guaranteed rates that may be established under the Contract for each type of limit on Index gains (other than Lock Upside Parameter) are: Cap Rate (no lower than 2%), Cap Secure Rate (no lower than 2%), Participation Rate (no lower than 100%) and Trigger Rate (no lower than 2%). The Lock Threshold for a Strategy Account Option with Lock Upside Parameter are guaranteed minimum rates under the Contract and will not change from one Term to the next. The Lock Threshold percentages available are: 30, 40, 50, 75, and 100.
Strategy Account Options with Participation are no longer available for allocation as of April 28, 2025. For information regarding Strategy Account Options with Participation, see “Appendix F: Allocation Accounts No Longer Offered.”
Fixed Account Option
The following is the Fixed Account Option currently available under the Contract. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options and terminate existing Fixed Account Options. We will provide you with at least 10 days written notice before doing so.
See “Allocation Accounts – Fixed Account Option” in the prospectus for a description of the Fixed Account Option’s features.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	0.25%
The availability of the Fixed Account Option may vary depending on the broker-dealer firm through which the Contract is sold. See "Appendix H: Broker-Dealer Variations” in the prospectus for additional information.
Lock Fixed Rate and Performance Capture Fixed Rate
For only a Strategy Account Option with Lock Upside Parameter, the Lock Fixed Rate is a short-term fixed rate that is applied to the Strategy Account Option Value from the date the Lock Threshold is met to the next Contract Anniversary.
For all Strategy Account Options other than those with Lock Upside Parameter, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to the Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Lock Fixed Rate and Performance Capture Fixed Rate at any time at our discretion subject to the following annual guaranteed minimum interest rates:

Name	Term	Minimum Guaranteed Interest Rate
Lock Fixed Rate (Available only for Strategy Account Options with Lock Upside Parameter)	Applies from the date the Lock Threshold is met to the next Contract Anniversary	0.25%
Performance Capture Fixed Rate (Available for all Strategy Account Options other than those with Lock Upside Parameter)	Applies from the Performance Capture Date until the next Contract Anniversary	0.25%

Appendix B: Index Information

S&P 500® Index
The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by American General Life Insurance Company (“AGL”). Standard’s & Poor’s Standard’s & Poor’s®, S&P®, and S&P 500®, are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by AGL. It is not possible to invest directly in an index. Corebridge MarketLock® Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Corebridge MarketLock® Annuity or any member of the public regarding the advisability of investing in securities generally or in Corebridge MarketLock® Annuity particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to AGL with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to AGL or the Corebridge MarketLock® Annuity. S&P Dow Jones Indices have no obligation to take the needs of AGL or the owners of Corebridge MarketLock® Annuity into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Corebridge MarketLock® Annuity. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY AGL, OWNERS OF THE Corebridge MarketLock® Annuity, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AGL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Nasdaq-100 Index®
The Corebridge MarketLock® Annuity ("Product") is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., its licensors or Nasdaq or its licensors affiliates (Nasdaq, its licensors with their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to American General Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100® and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI EAFE Index
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY American General Life Insurance Company. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or Product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Russell 2000® Index
The annuity product to which this disclosure applies (the “Product”) has been developed solely by American General Life Insurance Company (“AGL”). The “Product” is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell®”, “Russell 2000®”, “FTSE®” “Russell®”, and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) the purchase of or operation of the “Product”. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the “Product” or the suitability of the Index for the purpose to which it is being put by AGL.

Appendix C: Death Benefits Following Spousal Continuation

The following details the Contract Value and Return of Purchase Payment Death Benefit payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Contract Value Death Benefit Payable upon Continuing Spouse’s Death
The Contract Value death benefit, included in the Contract for no additional fee, will be equal to the Contract Value on the Business Day during which we receive all required documentation.
Return of Purchase Payment Death Benefit Payable upon Continuing Spouse’s Death:
If the Continuing Spouse is age 75 or younger on the Continuation Date, the death benefit will be the greatest of:
a.
Contract Value less fees if applicable;
b.
Minimum Withdrawal Value; or
c.
Continuation Net Purchase Payments.
The Continuation Net Purchase Payment on the Continuation Date equals the death benefit that would have been paid on the Continuation Date if the Contract was not continued. The Continuation Net Purchase Payment is then reduced proportionately for Withdrawals taken after the Continuation Date.
If the Continuing Spouse is age 76 or older on the Continuation Date, the death benefit is equal to the Contract Value and the Return of Purchase Payment Death Benefit fee will no longer be deducted as of the Continuation Date.
We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time for prospectively issued contracts.
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Appendix D: Optional Return Of Purchase Payment Death Benefit Examples

The following examples demonstrate how Withdrawals impact the Return of Purchase Payment Death Benefit.
The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your Contract will actually perform.
Example 1: Initial Values
The values shown below are based on the assumption of a Purchase Payment of $250,000.
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments (“NPP”)	Return of Purchase Payment Death Benefit
Contract Issue Date	$250,000	$250,000	$250,000	$250,000
Example 2: Impact of Withdrawals on Net Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
A Withdrawal of $15,000 was taken in the third Contract Year.
•
A Withdrawal of $23,000 was taken in the fourth Contract Year.

Values as of	Assumed Contract Value	Withdrawal Taken	Contract Value after Withdrawal	Net Purchase Payments (“NPP”)	Assumed Payment Death Benefit
Contract Year 3	$300,000	$15,000	$285,000	$237,500	$285,000
3rd Contract Anniversary	$265,000	N/A	$265,000	$237,500	$265,000
Contract Year 4	$230,000	$23,000	$207,000	$213,750	$213,750
4th Contract Anniversary	$220,000	N/A	$220,000	$213,750	$220,000
•
The Net Purchase Payments reduced in the same proportion by which the Contract Value is reduced by Withdrawal amount.
○
In Contract Year 3, the reduction proportion was 5.0% ($15,000/$300,000); the reduced NPP was $237,500 ($250,000 x [1 – 5.0%]). The Return of Purchase Payment Death Benefit was $285,000.
○
In Contract Year 4, the reduction proportion was 10.0% ($23,000/$230,000); the reduced NPP was $213,750 ($237,500 x [1 – 10.0%]). The Return of Purchase Payment Death Benefit was $213,750.
Note: In Contract Year 3 the reduction proportion of 5.0% has less impact to the Net Purchase Payments because Contract Value was greater than NPP: The $15,000 Withdrawal reduced NPP by $12,500. Compared to Contract Year 4, the reduction proportion of 10.0% has a higher impact because Contract Value was less than the NPP: The $23,000 Withdrawal reduced NPP by $23,750.
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Appendix E: State Variations

Certain Contract features described in this prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, optional benefits, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract. See your financial representative or contact us for specific information that may be applicable to your state. References to certain state’s variations do not imply that we actually offer Contracts in each such state.
PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Annuity Date	You may switch to the Income Phase any time after your first Contract Anniversary.	Florida
Free Look
If you are age 60 or older on the Contract Issue Date:
The free look period is 30 days; and
If you invest immediately in any Strategy Account Option(s), the free look amount is calculated as the Contract Value plus any fees previously deducted on the day we received your request in Good
Order at the Annuity Service Center; or
If you choose to invest the Purchase Payment in a fixed account during the free look period, the free look amount is calculated as the Purchase Payment paid. While the Purchase Payment is invested in a fixed amount, it will remain there for 36 days and the initial Term for the Strategy Account
Option(s) will be shortened by 36 days.
If you are younger than age 60 on the Contract Issue Date, the free look amount is calculated as the
Contract Value plus any fees previously deducted on the day we received your request in Good Order at the Annuity Service Center.
The Company will apply the Interim Value when calculating the Contract Value to be refunded to you. Therefore, this amount could be less than the amount paid with the application.
California
Free Look
The free look period is 21 days, and the amount is calculated as the cash value plus any fees or charges on the day we received your request in Good Order at the Annuity Service Center. The
Company will apply the Interim Value when calculating the Contract Value to be refunded to you.
Therefore, this amount could be less than the amount paid with the application.
Florida
Free Look	Right to cancel period for internal replacement is 45 days.	Pennsylvania
Joint Ownership	Benefits and features to be made available to Domestic Partners.	California District of Columbia Maine Nevada Oregon Washington Wisconsin
Joint Ownership	Benefits and features to be made available to Civil Union Partners.	California Colorado Hawaii Illinois New Jersey Rhode Island
Extended Care Waiver/Terminal Illness Waiver	The Extended Care Waiver and Terminal Illness Waiver are not available.	California
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Appendix F: Allocation Accounts No Longer Offered

The following Strategy Account Options are no longer available for allocation as of April 28, 2025:
Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
6-Year Strategy Account Options without Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Cap	10%	Buffer Rate	5%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Cap	20%	Buffer Rate	5%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation	10%	Buffer Rate	10%	Participation Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation	20%	Buffer Rate	10%	Participation Rate	Manual or Automatic
1
Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.
2
If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture or Lock Threshold is met). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.
*
Please note, in growing markets, the 6-Year Strategy Account Options with Participation that have Participation Rates that are greater than 100% will always outperform the 6-Year Strategy Account Options with Cap. However, in market downturns, the 6-Year Strategy Account Options with Participation that have Participation Rates that are greater than 100% will not outperform the 6-Year Strategy Account Options with Cap. You should consult with your financial representative about how market conditions may impact your investment decisions under the Contract.
Below describes the Strategy Account Options with Participation.
SPECIAL TERMS
Participation - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate.
Participation Rate - A percentage used as part of the calculation of the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with Participation. The Participation Rate is multiplied by the positive Index performance as part of the calculation of the Index Credit Rate if the Index Change is positive.
STRATEGY ACCOUNT OPTIONS WITH PARTICIPATION
If you select a Strategy Account Option with Participation, the Participation Rate limits your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate. If Index performance is positive on the Term End Date, the Participation Rate is multiplied by Index Change to determine the Index Credit Rate. For example, with a 100% Participation Rate, if the Index Change is 10% on the Term End Date, you will receive an Index Credit Rate of 10%. Alternatively, with an 80% Participation Rate, if the Index Change is 10% on the Term End Date, you will receive an Index Credit Rate of 8%. The Participation Rate will not change during a Term, but can change from one Term to the next. We will not establish a Participation Rate below 10%.
Examples
The following examples illustrate how we calculate and credit Index Credit under a Strategy Account Option with Participation assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals. The examples are not a representation of past or future performance for any Strategy Account Option. Actual performance may be greater or less than those shown. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index performance.
F-1

Calculations are rounded for the purpose of the examples.
Upside Parameter: Calculating Gain for a Strategy Account Option with Participation
On the Term End Date for a Strategy Account Option with Participation, if the Index Change on the Term End Date is positive, the value of your investment will increase. If the Index Change is zero, the value of your investment will neither increase nor decrease.
We calculate your Index Credit Rate by multiplying the Index Change by the Participation Rate. You participate in a percentage of the positive Index performance, which may limit the upside potential of your investment.
•
A Participation Rate equal to 100% means that you will fully participate in positive Index performance.
•
A Participation Rate less than 100% means that you will not fully participate in positive Index performance.
•
We may declare Participation Rates greater than 100%, which would have the effect of increasing your gains relative to the Index Change.
•
If the Index Change is zero, your Index Credit Rate will equal zero.
•
If the Index Change is negative, your Index Credit Rate will be offset by the Buffer.
If the Participation Rate is less than 100%, you will not fully participate in positive Index performance, limiting the upside potential of your investment.
For each Strategy Account Option with Participation, we may declare a new Participation Rate for new Terms, subject to the applicable guaranteed minimum Participation Rate.
The illustration below includes two examples of how we calculate the Index Credit Rate on the Term End Date using Participation.
Hypothetical Examples of the Participation
(Assuming Participation Rates as listed)

•
In the first example, the Index Change is 20% and the Participation Rate is 120% so your Index Credit Rate would be +24%. We calculate your Index Credit Rate by multiplying the Index Change (20%) x Participation Rate (120%) = 24%. Here, the Participation Rate had the effect of increasing your gains relative to the Index Change.
•
In the second example, the Index Change is 20% and the Participation Rate is 80%, so your Index Credit Rate would be +16%. We calculate your Index Credit Rate by multiplying the Index Change (20%) x Participation Rate (80%) = 16%. Here, the Participation Rate had the effect of decreasing your gains relative to the Index Change.
F-2

Appendix G: Historical Lock Buffer Rates

The Appendix provides historical Lock Buffer Rates for Terms started prior to the date of this prospectus. For Terms started on or after the date of this prospectus, the current Lock Buffer Rates are disclosed in the Rate Sheet Supplement that must accompany this prospectus.
Lock Buffer Rates for Term Start Date between October 7, 2024 and May 1, 2026
Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
3-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 30%	10%	Lock Buffer Rate	30%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 40%	10%	Lock Buffer Rate	40%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	3-Year	Point-to-Point Lock 50%	10%	Lock Buffer Rate	50%	Lock Threshold percentage	N/A
6-Year Strategy Account Options with Lock Upside Parameter
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 50%	10%	Lock Buffer Rate	50%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 75%	10%	Lock Buffer Rate	75%	Lock Threshold percentage	N/A
S&P 500® Index	Market Index	6-Year	Point-to-Point Lock 100%	10%	Lock Buffer Rate	100%	Lock Threshold percentage	N/A
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.
2 If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture or Lock Threshold is met). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.
G-1

Appendix H: Broker-Dealer Variations

The table below describes variations in the availability of investment options, Contract benefits, and other Contract features described in this prospectus, including restrictions, limitations, and other variations, which may apply depending on the broker-dealer through which the Contract is sold or continues to be serviced.
PROSPECTUS PROVISION	AVAILABILITY OR VARIATION						BROKER-DEALER FIRM
Death Benefits	The optional Return of Purchase Payment death benefit must be elected on a Qualified contract.						Ameriprise Financial Services, LLC
Appendix A: Investment Options Available under the Contract	The following Strategy Account Options are not available for allocation on the Contract Issue Date:						Primerica Financial Services, LLC
	Index	Type of Index	Term	Index Method	Current Buffer Rate (if held until Term End Date)	Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)
	S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	100%	100% Participation Rate
						5% Cap Rate
	Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	100%	100% Participation Rate
						5% Cap Rate
	S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	100%	100% Participation Rate
						5% Cap Rate
Please note that there may be other variations of which we are not aware and that are not reasonably available to us, as variations may exist for some broker-dealers without our knowledge.
You should discuss with your financial representative any limitations, restrictions, or other variations related to the investment options, Contract benefits, or other Contract features available to you through your financial representative.
H-1

The Statement of Additional Information (“SAI”), dated May 1, 2026, includes additional information about the Contract and the Company. The SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: Annuity Service Center, P.O. Box 15570, Amarillo, TX 79105-5570
•
Calling: (877) 445-1262
•
Visiting: www.corebridgefinancial.com/rila-documents

EDGAR Contract Identifier No. C000256098

STATEMENT OF ADDITIONAL INFORMATION
SINGLE PURCHASE PAYMENT DEFERRED REGISTERED INDEX-LINKED ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
COREBRIDGE MARKETLOCK® ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2026, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (855) 421-2692, visiting www.corebridgefinancial.com/rila-documents or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570, AMARILLO, TEXAS 79105-5570
May 1, 2026

The Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger. Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction. The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, AGL will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc. AGL offers individual term and universal life insurance, as well as fixed, variable and registered index-linked annuities in all states except in New York.
General Account
The general account is made up of all of the general assets of the Company including the assets of the unregistered and uninsulated Separate Account that support the Fixed Account Option and Strategy Account Options. Assets supporting amounts allocated to Fixed Account Option and Strategy Account Options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Contract Adjustment
On any day during the Term except for the Term Start Date and the Term End Date, your Strategy Account Option Value is equal to the Interim Value. We calculate the Interim Value each day between the Term Start Date and the Term End Date based on the value of a hypothetical portfolio of financial instruments designed to replicate the Strategy Account Option Value if it were held until the Term End Date. The Interim Value fluctuates each day. The Interim Value on a given day determines the amount available from that Strategy Account Option for Withdrawals, Surrender, and the other transactions listed below that may occur on that date.
The Interim Values generally reflect less gain and more downside than would otherwise apply at the end of the Term. As such, when a transaction is processed based on an Interim Value, the Interim Value could reflect less gain or more loss (perhaps significantly less gain or more loss) than would be applied at the end of the Term. This means that there could be significantly less money available under your Contract for Withdrawals, Surrender, annuitization, and the death benefit. The application of an Interim Value may result in a loss even if the Index performance at the time of Withdrawal or other transaction listed above is higher than at the beginning of the Term. If you use the Performance Capture feature to capture an Interim Value that is lower than your Strategy Base on the Term Start Date, you may capture a loss.
The Interim Value for a Strategy Account Option is calculated using the following formula.
Interim Value = SBt x (1 + OUVt – OUV0 x Time Ratio - TC%)
Where:
SBt = Strategy Base on the day of calculation
OUVt = Option Unit Value on day of calculation
OUV0 = Option Unit Value on Term Start Date
Time Ratio = Number of days remaining in Term / Number of days in Term
TC% = Trading Costs (stated as percentage of Strategy Base)
•
Option Unit Value. The value, expressed as a percentage, of a hypothetical replicating portfolio of options used to calculate the Interim Value for each Strategy Account Option. The hypothetical replicating portfolio of options is determined by us for each Strategy Account Option and is used to estimate the fair value of the risk of loss and potential gain on the Term End Date. If we are unable to calculate the Option Unit Value on any day, we will use the last available Option Unit Value available to us. The Option Unit Value may be positive, negative, or zero. Gains and losses for Interim Values are not directly tied to the performance of the Index for the Strategy Account Option. We calculate the Option Unit Value by using a methodology that reflects changes in the values of hypothetical portfolio of financial instruments referencing the Index. The values of these instruments can be affected by factors such as Index performance, Index volatility (based on availability of calculation data), and interest rates. This methodology is designed to produce an estimate of the fair value of your investment in the Strategy Account Option on that day. The fair value is intended to reflect factors such as the likelihood, and magnitude of, a positive or negative Index Credit Rate on the Term End Date, the length of time remaining in the Term, and the risk of loss and the possibility of gain on the Term End Date.
•
Trading Costs. The trading costs are the estimated costs of selling the hypothetical portfolio of options prior to the Term End Date.
The examples show how the Interim Value is calculated and how it may vary based on whether the Index Value has increased or decreased and how much time there is remaining in the Term. The hypothetical option unit value and trading costs in the examples are expressed as a percentage of the Strategy Base.
	1-Year -10% Buffer with Cap	6-Year -10% Buffer with Participation and Cap
Term Start Date
Strategy Base	$100,000	$100,000
Index Value	1,000	1,000
Number of Days in Term	365	2,191
Hypothetical Option Unit Value	1.62%	10.27%
Example A: Negative Index Change near the beginning of the Term
Interim Value Date
Index Value	950	950
Index Change	-5%	-5%
Days Remaining in Term	334	2,160
Hypothetical Option Unit Value	-2.15%	5.42%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + (-2.15%) - 1.62% x (334/365) - 0.15%)	$100,000 x (1 + 5.42% - 10.27% x (2160/2191) - 0.15%)
Interim Value Result	$96,217.59	$95,145.31
Example B: Negative Index Change near the end of the Term
Interim Value Date
Index Value	950	950
Index Change	-5%	-5%
Days Remaining in Term	30	30
Hypothetical Option Unit Value	-0.48%	-0.36%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + (-0.48%) - 1.62% x (30/365) - 0.15%)	$100,000 x (1 + (-0.36%) - 10.27% x (30/2191) - 0.15%)
Interim Value Result	$99,236.85	$99,349.38
Example C: Positive Index Change near the beginning of the Term
Interim Value Date
Index Value	1050	1050
Index Change	5%	5%

	1-Year -10% Buffer with Cap	6-Year -10% Buffer with Participation and Cap
Example C: Positive Index Change near the beginning of the Term (continued)
Days Remaining in Term	334	2,160
Hypothetical Option Unit Value	3.37%	11.43%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + 3.37% - 1.62% x (334/365) - 0.15%)	$100,000 x (1 + 11.43% - 10.27% x (2160/2191) - 0.15%)
Interim Value Result	$101,737.59	$101,155.31
Example D: Positive Index Change near the end of the Term
Interim Value Date
Index Value	1050	1050
Index Change	5%	5%
Days Remaining in Term	30	30
Hypothetical Option Unit Value	5.23%	6.87%
Trading Costs	0.15%	0.15%
Interim Value Calculation	$100,000 x (1 + 5.23% - 1.62% x (30/365) -0.15%)	$100,000 x (1 + 6.87% - 10.27% x (30/2191) - 0.15%)
Interim Value Result	$104,946.85	$106,579.38
Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $15,000 as of the calendar year ending December 31, 2025, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise	MML Investors
Centaurus Financial, Inc	Osaic Institutions, Inc
Cetera Advisor Networks LLC	Osaic Wealth Inc
Cetera Advisors LLC	Primerica
Cetera Financial Institutions	Raymond James & Associates
Edward Jones	Stifel Nicolaus
Independent Financial Group	Wells Fargo Advisors PCG
Kestra Investment Services	Wells Fargo Advisors WBS
We will update this list annually; interim arrangements may not be reflected.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through Corebridge Capital Services, Inc., located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. Corebridge Capital Services, Inc. (“CCS”) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. CCS is a wholly-owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 300 Madison Avenue New York, New York, 10017, serves as the independent registered public accounting firm for American General Life Insurance Company (“AGL”).
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or by calling (855) 421-2692. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The audited Statutory Financial Statements and Supplemental Information of American General Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

Part C — Other Information
Item 27.  Exhibits

Exhibit Number	Description	Location
(a)	Board of Directors Resolution	Not Applicable
(b)	Custodian Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17 to Form N-4, File Nos. 333-185790 and 811-09003, filed on April 25, 2019.
(c)(2)	Amendment No. 2 to Distribution Agreement by and between American General Life Insurance Company and Corebridge Capital Services, Inc.	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(c)(3)	Selling Agreement	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(1)	AGL Index Linked Variable Annuity Contract ICC24-AG-811 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(2)	AGL Index Linked Variable Annuity Contract Data Page ICC24-AG-811-DP (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(3)	AGL Buffer with Cap Strategy Account Option(s) Rider ICC24-AGE-8116 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(4)	AGL Buffer with Cap Secure Strategy Account Option(s) Rider ICC24-AGE-8122 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(5)	AGL Buffer with Trigger Strategy Account Option(s) Rider ICC24-AGE-8119 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(6)	AGL Buffer Dual Direction with Cap Strategy Account Option(s) Rider ICC24-AGE-8120 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(7)	AGL Lock with Buffer Strategy Account Option(s) Rider ICC24-AGE-8124 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(8)	AGL Buffer with Participation Strategy Account Option(s) Rider ICC24-AGE-8125 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(9)	AGL Buffer with Participation and Cap Strategy Account Option(s) Rider ICC24-AGE-8127 (10/24)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4, File No. 333-277203, filed on April 22, 2025.
(d)(10)	AGL Buffer Dual Direction Trigger with Cap Rider ICC25-AGE-8140 (5/25)	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4, File No. 333-277203, filed on October 24, 2025.
(d)(11)	AGL Premium Plus Rider ICC25-AGE-8130 (5/25)	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4, File No. 333-277203, filed on October 24, 2025.
(d)(12)(i)	AGL Performance Capture Rider ICC24-AGE-8121 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(12)(ii)	AGL Performance Capture Rider ICC24-AGE-8121 (10/24)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4, File No. 333-277203, filed on April 22, 2025.

Exhibit Number	Description	Location
(d)(13)	AGL Optional Return of Purchase Payment Death Benefit Rider ICC24-AGE-8117 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(14)	AGL Terminal Illness Rider ICC24-AGE-8007 (8/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(15)	AGL Extended Care Rider ICC24-AGE-8008 (8/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(d)(16)	AGL IRA Endorsement ICC24-AGE-6171 (4/24)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4, File No. 333-277203, filed on April 22, 2025.
(d)(17)	AGL Roth IRA Endorsement ICC24-AGE-6172 (4/24)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4, File No. 333-277203, filed on April 22, 2025.
(e)(1)	AGL Individual Registered Index-Linked Annuity Application ICC24-AGA-228 (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(e)(2)	Individual Registered Index-Linked Annuity Application (ICC24-AGA-228 (10/24))	Filed Herewith
(e)(3)	AGL Individual Registered Index-Linked Annuity Application ICC24-AGA-228E (5/24)	Incorporated by reference to Pre-Effective Amendment No. 2 to Form S-1, File No. 333-277203, filed on September 18, 2024.
(e)(4)	Individual Registered Index-Linked Annuity Application (ICC24-AGA-228E (10/24))	Filed Herewith
(f)(1)	Articles of Incorporation and all Amendments for American General Life Insurance Company	Incorporated by reference to Initial Registration Statement on Form S-1, filed on February 21, 2024.
(f)(2)	Bylaws of American General Life Insurance Company, restated as of June 8, 2005	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46 to Form N-6, File Nos. 333-43264 and 811-08561, filed on August 12, 2005.
(g)	Reinsurance Contract	Not Applicable
(h)	Participation Agreements	Not Applicable
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4, File No. 333-277203, filed on December 13, 2024.
(l)	Consent of Independent Registered Public Accounting Firm	Filed Herewith
(m)	Financial Statements Omitted	None
(n)	Initial Capital Agreement	Not Applicable
(o)	Form of Initial Summary Prospectus	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4, File No. 333-277203, filed on August 14, 2025.
(p)	Power of Attorney — American General Life Insurance Company Directors	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4, File No. 333-277203, filed on October 24, 2025, Accession No. 0001193125-25-25000.
(q)	Letter Regarding Change in Certifying Accountant	Not Applicable
(r)	Historical Current Limits on Index Gains	Filed Herewith

Item 28. Directors and Officers of the Insurance Company
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2727-A Allen Parkway, 3-D1, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with the Insurance Company
Christopher B. Smith (7)	Director, Chairman of the Board and President
Christopher P. Filiaggi (7)	Director, Senior Vice President and Chief Financial Officer
Jonathan J. Novak (1)	Director, President, Institutional Markets
Bryan A. Pinsky (2)	Director, President, Individual Retirement and Life Insurance
Lisa M. Longino (7)	Director, Executive Vice President and Chief Investment Officer
David Ditillo (5)	Director, Executive Vice President and Chief Information Officer
Emily W. Gingrich (4)	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Eric G. Tarnow	Director, Senior Vice President, Head of Life Insurance
Terri N. Fiedler (3)	Director
Elizabeth B. Cropper (7)	Executive Vice President and Chief Human Resources Officer
John P. Byrne III (3)	President, Financial Distributor
Steven D. (“Doug”) Caldwell, Jr. (7)	Executive Vice President and Chief Risk Officer
Christina M. Haley (2)	Senior Vice President, Individual Retirement Products
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Sai P. Raman (6)	Senior Vice President, Institutional Markets
Mallary L. Reznik (2)	Senior Vice President, General Counsel and Assistant Secretary
Jeannette N. Pina (7)	Senior Vice President, Corporate Secretary
Jonathan A. Gold (7)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Brian O. Moon (7)	Vice President and Treasurer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos	Vice President and Tax Officer
Aimy T. Tran (2)	Vice President, Product Filing
Tyra G. Wheatley	Vice President, Product Filing
Korey L. Dalton	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Alison Chen (1)	Assistant Secretary
William Langston (7)	Assistant Secretary
Angela G. Bates (4)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Joey D. Zhou (3)	Illustration Actuary
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (7)	Head of U.S. Pension Risk Transfer and Head of Structured Settlements
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (1)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo	Chief Information Security Officer

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Houston, TX 77019
(4)
1133 Avenue of the Americas, 33rd Floor, New York, NY 10036
(5)
3211 Shannon Road, Durham, NC 27707
(6)
401 Merritt 7, Norwalk, CT 06851

(7)
30 Hudson Street, Jersey City, NJ 07302
Item 29.  Persons Controlled By or Under Common Control with the Insurance Company
The American General Life Insurance Company (“AGL”) is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge’s Form 10-K, SEC File No. 001-41504, Accession No. 0001889539-26-000022, filed on February 11, 2026. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
To the full extent authorized by law, AGL shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer or serves or served in any capacity in any other corporation at the request of AGL. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, AGL has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by AGL of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, AGL will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
VALIC Company I

(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina Nasta	Director, Chairman of the Board, President and Chief Executive Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Cynthia L. Burnette (1)	Vice President, Chief Financial Officer, Chief Operations Officer, Treasurer and Controller
Michael Fortey (1)	Chief Compliance Officer
Jeannette N. Pina	Senior Vice President and Corporate Secretary
Mersini G. Keller	Vice President, Tax Officer
Anish Cheeran (1)	Vice President, Tax Officer
Angel Ramos (1)	Vice President, Tax Officer
Katarzyna Halasiewicz(1)	Vice President, Tax Officer
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Allison Chen (2)	Assistant Secretary
William Langston	Assistant Secretary

*
Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
(1) Principal business address 2919 Allen Parkway, Houston, TX 77019
(2) Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 31a.  Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Corebridge MarketLock® Annuity	11,969	$2,633,832,672.48	11,542	$2,359,648,895.84	$2,497,735.60	No
(b) The current limits on Index gains in effect for each Index-Linked Option during the twelve months ending on December 31 of the prior year are provided in Item 27 Exhibit (r).
Item 32.  Location of Accounts and Records
Not Applicable.
Item 33.  Management Services
Not Applicable.
Item 34.  Undertaking
The Registrant hereby undertakes:
1
To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, American General Life Insurance Company certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on this 27th day of April, 2026.
BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
(Insurance Company)
BY: * CHRISTOPHER B. SMITH

  CHRISTOPHER B. SMITH
  DIRECTOR, CHARIMAN OF THE BOARD AND PRESIDENT
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board and President (Principal Executive Officer)	April 27, 2026

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)	April 27, 2026

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 27, 2026

*EMILY W. GINGRICH EMILY W. GINGRICH	Director	April 27, 2026

*LISA M. LONGINO LISA M. LONGINO	Director	April 27, 2026

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 27, 2026

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 27, 2026

*ERIC G. TARNOW ERIC G. TARNOW	Director	April 27, 2026

*BY: /s/ TRINA SANDOVAL TRINA SANDOVAL Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.		April 27, 2026